DUNHAM FUNDSSM When Performance Counts

February 27, 2018, as amended July 6, 2018	PROSPECTUS

Dunham Floating Rate Bond Fund Class A (DAFRX) Class C (DCFRX) Class N (DNFRX)	Dunham Large Cap Value Fund Class A (DALVX) Class C (DCLVX) Class N (DNLVX)
Dunham Corporate/Government Bond Fund Class A (DACGX) Class C (DCCGX) Class N (DNCGX)	Dunham Focused Large Cap Growth Fund Class A (DAFGX) Class C (DCFGX) Class N (DNFGX)
Dunham Monthly Distribution Fund Class A (DAMDX) Class C (DCMDX) Class N (DNMDX)	Dunham International Stock Fund Class A (DAINX) Class C (DCINX) Class N (DNINX)
Dunham Dynamic Macro Fund Class A (DAAVX) Class C (DCAVX) Class N (DNAVX)	Dunham Real Estate Stock Fund Class A (DAREX) Class C (DCREX) Class N (DNREX)
Dunham High-Yield Bond Fund Class A (DAHYX) Class C (DCHYX) Class N (DNHYX)	Dunham Small Cap Value Fund Class A (DASVX) Class C (DCSVX) Class N (DNSVX)
Dunham Alternative Dividend Fund Class A (DADHX) Class C (DCDHX) Class N (DNDHX)	Dunham Small Cap Growth Fund Class A (DADGX) Class C (DCDGX) Class N (DNDGX)
Dunham International Opportunity Bond Fund Class A (DAIOX) Class C (DCIOX) Class N (DNIOX)	Dunham Emerging Markets Stock Fund Class A (DAEMX) Class C (DCEMX) Class N (DNEMX)
Dunham Appreciation & Income Fund Class A (DAAIX) Class C (DCAIX) Class N (DNAIX)

Offered through:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191

(800) 442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Dunham Fund Prospectus

FUND SUMMARIES	1
Dunham Floating Rate Bond Fund	1
Dunham Corporate/Government Bond Fund	5
Dunham Monthly Distribution Fund	9
DUNHAM DYNAMIC MACRO FUND	14
Dunham High-Yield Bond Fund	19
Dunham Alternative Dividend Fund	23
Dunham international opportunity bond fund	28
Dunham Appreciation & Income Fund	32
Dunham Large Cap Value Fund	37
Dunham Focused large cap growth fund	40
Dunham International Stock Fund	43
Dunham REAL ESTATE Stock Fund	47
Dunham Small Cap Value Fund	51
Dunham Small Cap Growth Fund	54
Dunham Emerging Markets Stock Fund	57
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	62
Investment ObjectiveS	62
PRINCIPAL INVESTMENT STRATEGIES	63
TEMPORARY INVESTMENTS	71
PRINCIPAL INVESTMENT RISKS	72
PORTFOLIO HOLDINGS DISCLOSURE	82
MANAGEMENT	83
Investment Adviser	83
Sub-AdviserS and SUB-Adviser portfolio managers	86
HOW SHARES ARE PRICED	95
HOW TO PURCHASE SHARES	96
HOW TO REDEEM SHARES	103
HOW TO EXCHANGE SHARES	108
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	108
FREQUENT PURCHASES AND REDEMPTIONS OF Fund SHARES	110
Distribution of shares	111
HOUSEHOLDING	111
FINANCIAL HIGHLIGHTS	112
Notice of Privacy Policy & PRACTICES	143

FUND SUMMARIES

Dunham Floating Rate Bond Fund

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses Acquired Fund Fees and Expenses(2)	0.29% 0.02%	0.29% 0.02%	0.29% 0.02%
Total Annual Fund Operating Expenses	1.30%	1.80%	1.05%
(1)	Management Fees have been restated to reflect an amendment to the Sub-Advisory agreement fee schedule that is effective February 1, 2017. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.30% and can range from 0.10% to 0.50%, depending on the effect of performance fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$576	$844	$1,131	$1,947
Class C	$183	$566	$975	$2,116
Class N	$107	$334	$579	$1,283

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds.  The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and

1

other lenders. The loans in which the Fund will primarily invest are non-investment grade (or “junk”) bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the Fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the Fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps (including interest rate swaps, inflation swaps and credit default swaps) for investment purposes and to manage risks identified by the Sub-Adviser.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

2

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Year Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 2.36% (quarter ended September 30, 2016) and the lowest return for a quarter was -1.46% (quarter ended December 31, 2015).

3

Dunham Floating Rate Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	Life of Fund*
Class N Shares
return before taxes	2.95%	2.59%
return after taxes on distributions	1.39%	1.12%
return after taxes on distributions and sale of Fund shares	1.66%	1.30%
Class C Shares
return before taxes	2.22%	1.84%
Class A Shares
return before taxes	-1.91%	1.22%
S&P LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	4.12%	3.79%
Morningstar Bank Loan Category (return before taxes)^	3.48%	3.04%

* The Fund commenced operations on November 1, 2013.

^ The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management, LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA, Kyle A. Jennings, CFA and Francesco Ossino share primary responsibility for the day-to-day management of the Fund’s portfolio since the Fund commenced operations in November 2013. Mr. Albrycht, President and Chief Investment Officer, joined the Sub-Adviser in 2011; Mr. Jennings, Senior Managing Director and Head of Credit Research, joined the Sub-Adviser in 1998; and Mr. Ossino, Senior Managing Director and Senior Portfolio Manager, joined the Sub-Adviser in 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

4

Dunham Corporate/Government Bond Fund

Investment Objective: The Fund seeks to provide current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.61%	2.11%	1.36%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$606	$935	$1,287	$2,275
Class C	$214	$661	$1,134	$2,441
Class N	$138	$431	$745	$1,635

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser's active management techniques including interest rate anticipation, sector rotation, issuer selection and opportunistic trading. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in corporate bonds of issuers from any country and in government bonds. The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) non-government mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds. The Fund defines government bonds to include: (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States' Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories. In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available. The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

5

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as "high-yield" or "junk" bonds — with medium to low credit quality ratings. High-yield bonds and bank loans are rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality. However, the Fund intends to maintain an average portfolio credit quality of investment grade. The bonds in the Fund's portfolio can be of any maturity.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Long-Term Maturities/Durations Risk – The risk of greater price fluctuations than would be associates with securities having shorter maturities or durations.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

6

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, the Fund may exhibit additional volatility in a period of rising interest rates if it holds mortgage-backed securities (known as “extension risk”). Mortgage-backed securities may also be subject to prepayment risk; when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund may have to reinvest that money at the lower prevailing interest rates. Non-agency mortgage-backed securities generally have greater credit risk than government issued mortgage-backed securities.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Senior Bank Loan Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore, may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

U.S. Government Securities Risk – The risk that U.S. Government securities in the Fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 4.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -2.91% (quarter ended June 30, 2013).

7

Dunham Corporate/Government Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years*	Life of Fund*
Class N Shares
return before taxes	3.79%	1.94%	4.05%	3.99%
return after taxes on distributions	2.78%	0.67%	2.56%	2.53%
return after taxes on distributions and sale of Fund shares	2.14%	0.90%	2.58%	2.55%
Class C Shares
return before taxes	3.13%	1.19%	3.29%	3.23%
Class A Shares
return before taxes	-1.06%	0.76%	3.32%	3.41%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%	4.11%^ 4.25%^^
Morningstar Intermediate-Term Bond Category (return before taxes)^^^	3.71%	2.05%	4.06%	3.73%^ 3.88%^^

* The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^ The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management, LLC (“Newfleet” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA is President and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and had managed fixed income portfolios since 1991. Mr. Albrycht has been managing the Fund since January 2013.

Stephen Hooker is a Managing Director and a Portfolio Manager at Newfleet.  Mr. Hooker joined Newfleet in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa.  Prior to Newfleet, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products.  He began his career in the investment industry in 1993. Mr. Hooker has been managing the Fund since May 2017.

Messrs. Albrycht and Hooker share responsibility for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

8

Dunham Monthly Distribution Fund

Investment Objective: The Fund seeks to provide positive returns in rising and falling market environments.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense on Securities Sold Short	1.15%	1.15%	1.15%
Remaining Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses(2)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.94%	3.69%	2.69%
(1)	Management Fees have been restated to reflect an amendment to the Sub-Advisory agreement that is effective April 1, 2018. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.22% to 0.98%, depending on the effect of performance fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$855	$1,432	$2,034	$3,649
Class C	$371	$1,129	$1,906	$3,941
Class N	$272	$835	$1,425	$3,022

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 382% of the average value of its portfolio.

Principal Investment Strategies: The Sub-Adviser seeks to achieve attractive absolute returns across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options and warrants) across a diversified range of industries. The Sub-Adviser may also invest in cash and cash equivalents.

9

The Sub-Adviser invests in both 1) select long and short equity opportunities (“Long/Short”) and 2) event-driven opportunities with a hard catalyst (“Event-Driven”). The Sub-Adviser believes there are significant knowledge synergies (e.g., sector expertise that helps in understanding and analyzing the Event-Driven opportunities and risks, superior entry/exit levels based on flows) between the two strategies, and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

Long/Short: The Sub-Adviser invests in highly liquid stocks, predominantly from the Russell 1000® Index universe (large and mid-cap stocks). For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to $750.9 billion, which range will vary daily. Security selection and its weighting in the Fund is determined via an approach that takes into account expected return and the market-related risk of the stock, liquidity, conviction, and the macro picture while using short equity positions on individual stocks or short positions in exchange traded funds (“ETFs”) to maintain an overall low exposure to broad market movements.

Event-Driven: The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. Additionally, the Sub-Adviser may participate in index reweights.

The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the Event-Driven portfolio will also be a function of the opportunity set for the strategy.

The Fund's distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate ("Prime Rate"). Additionally, the Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund's distribution policy, please turn to "Distribution Policy and Goals" section in the Fund's Prospectus.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they and are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

10

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund’s gains or losses.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Merger and Event-Driven Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

11

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class A Shares of the Fund from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Class A sales charge is not reflected in the bar chart, and if the sales charge were included, returns would be less than those shown. The sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to September 29, 2008 is the performance of a Predecessor Fund. Dunham & Associates Investment Counsel, Inc. did not begin managing the predecessor fund until August 2008. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class A Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 5.13% (quarter ended September 30, 2010) and the lowest return for a quarter was -6.14% (quarter ended September 30, 2011).

Dunham Monthly Distribution Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	Life of Fund*
Class A Shares
return before taxes	-1.89%	1.38%	2.28%
return after taxes on distributions	-3.03%	0.05%	0.99%
return after taxes on distributions and sale of Fund shares	-0.44%	0.62%	1.34%
Class C Shares
return before taxes	3.31%	1.82%	2.17%
Class N Shares
return before taxes	4.35%	2.85%	3.60%
IQ Hedge Market Neutral Total Return Index** (reflects no deduction for fees, expenses, or taxes)	3.29%	2.25%	3.11%^ 3.42%^^
IQ Hedge Market Neutral Beta Index (reflects no deduction for fees, expenses, or taxes)	5.09%	2.93%	2.86%^ 3.25%^^
Morningstar Multialternative Category (return before taxes)^^^	5.14%	2.65%	1.08%^ 1.61%^^

* For Class A and Class C Shares, life of Fund performance is measured from August 1, 2008 when the Adviser began managing the Fund as a Predecessor Fund. For Class N Shares, life of Fund performance is measured from commencement of operations of Class N Shares on September 29, 2008. On April 1, 2017, the Fund's principal investment strategy was materially changed. Therefore, the Fund's performance prior to that date may have been different had the current principal investment strategy been in place.

** Change in the Fund’s benchmark effective April 1, 2018. As a result, the Fund’s performance is compared to both indices in the table above.

^ As of August 1, 2008.

^^ As of September 29, 2008.

^^^ The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class N shares, which are not shown, will vary from those of Class A shares.

12

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Perella Weinberg Partners Capital Management LP (“Perella Weinberg” or “the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David Baker, a Partner and Portfolio Manager at Perella Weinberg, has primary responsibility for the day-to-day management of the Fund. Mr. Baker, who joined Perella Weinberg in 2012, began managing the Fund in 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

13

Dunham Dynamic Macro Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.41%	1.41%	1.41%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses(1)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	2.23%	2.98%	1.98%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$788	$1,232	$1,701	$2,992
Class C	$301	$921	$1,567	$3,299
Class N	$201	$621	$1,068	$2,306

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the total return portion of the Fund's investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign (including emerging markets) credit, including high yield (junk bonds)), (iii) commodities, (iv) real estate investment trusts (“REITs”) and (v) currencies. The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies. The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs (funds that are designed to rise in price when stock prices are falling)

14

or ETNs and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. The Fund may also invest in leveraged ETFs. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both. The Sub-Adviser expects the Fund’s net long exposure to typically be between 90% and 100%, but it may range from 0% to 225%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies. Swaps are typically on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes.

The Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective during down markets by using risk management techniques including (1) allocation to investment grade fixed income securities and (2) allocation to cash equivalents.

The Sub-Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of various asset classes. The Sub-Adviser's goal is to identify periodic discrepancies between fundamental values and market prices, actively shift between long or short positions, as well as allocations to cash and seek to capitalize on opportunities within and among the capital markets of the world.

The Sub-Adviser generally purchases a security when its model identifies that its market price is below the model's valuation and that the risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere. The Sub-Adviser evaluates currencies on a relative valuation basis and generally increases the Fund's exposure to currencies that are undervalued and reduces exposure to currencies that are overvalued based on real interest rates and other proprietary measures.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Commodity Risk – Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

15

Derivatives Risk – Financial derivatives, such as futures, swaps, options and currency forward contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

ETN Risk – ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. Because ETNs are debt instruments of the issuer of the ETN, they are subject to the credit risk of the issuer. ETNs are also subject to the risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Inverse ETF Risk – Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

16

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. During the period for which the Fund’s performance is presented, the Fund’s principal investment strategies were substantially different from those presently employed by the Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 5.35% (quarter ended December 31, 2011) and the lowest return for a quarter was -7.12% (quarter ended September 30, 2011).

17

Dunham Dynamic Macro Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	8.09%	1.62%	1.69%
return after taxes on distributions	8.09%	1.16%	1.14%
return after taxes on distributions and sale of Fund shares	4.58%	1.05%	1.08%
Class C Shares
return before taxes	7.06%	0.60%	0.68%
Class A Shares
return before taxes	1.71%	0.15%	0.64%
IQ Hedge Global Macro Beta Index (reflects no deduction for fees, expenses, or taxes)	2.21%	0.46%	1.66%
Morningstar Multialternative Category (return before taxes)^	5.14%	2.65%	1.67%

* Inception date is April 30, 2010. On November 12, 2014, the Fund’s principal investment strategies were substantially changed. Therefore, the performance prior to that date may have been different had the current principal investment strategies been in place.

^ The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Mellon Capital Management Corporation (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Investment decisions for the Fund are made by the Global Asset Allocation Team of the Sub-Adviser, consisting of Vassilis Dagioglu, James Stavena, and Torrey Zaches, each of whom has served as a primary portfolio manager of the Fund since November 2014. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively. Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

18

Dunham High-Yield Bond Fund

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.45%	1.95%	1.20%

(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July l, 2017. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 32 bps (0.32%) and can range from 0.22% to 0.42%, depending on the effect of performance fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$591	$888	$1,207	$2,107
Class C	$198	$612	$1,052	$2,275
Class N	$122	$381	$660	$1,455

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 142% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. The Fund's Sub-Adviser selects investments and seeks to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser typically buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security's risk/reward ratio by its yield and expected

19

probability of default when compared to a peer group of securities with similar credit risk. The Sub-Adviser typically will sell securities when, in the Sub-Adviser’s view, they no longer meet the buy criteria and when an issuer's credit fundamentals deteriorate.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Private Placement Risk – Privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

20

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 12.09% (quarter ended June 30, 2009) and the lowest return for a quarter was -17.55% (quarter ended December 31, 2008).

Dunham High-Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years	Life of Fund*
Class N Shares
return before taxes	6.61%	3.91%	5.60%	5.32%
return after taxes on distributions	4.59%	1.77%	3.23%	3.01%
return after taxes on distributions and sale of Fund shares	3.72%	1.99%	3.30%	3.12%
Class C Shares
return before taxes	5.94%	3.16%	4.83%	4.53%
Class A Shares
return before taxes	1.35%	2.68%	4.83%	4.37%
BofA ML BB-B U.S. Non-Distressed High-Yield Index (reflects no deduction for fees, expenses, or taxes)	7.03%	5.65%	6.71%	6.55%^ 6.34%^^
Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index**	6.92%	5.46%	7.44%	7.05%^ 7.03%^^
Morningstar High-Yield Bond Category (return before taxes)^^^	6.47%	4.63%	6.43%	5.89%^ 5.59%^^

* The Fund's Class C and Class N shares commenced operations on July 1, 2005. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of July 1, 2005.

^^ As of January 3, 2007.

^^^ The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below.

** Change in the Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

21

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: PineBridge Investments LLC (“PineBridge” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: John Yovanovic, CFA, has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and the Head of High Yield Portfolio Management at PineBridge where he has worked for 17 years. He has a BBA from the University of Houston.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

22

Dunham Alternative Dividend Fund

Investment Objective: The Fund seeks to provide income while preserving capital during market downturns. A secondary investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses (1)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	1.64%	2.39%	1.39%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)	Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.49%, Class C – 2.24% and Class N – 1.24%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$732	$1,063	$1,415	$2,407
Class C	$242	$745	$1,275	$2,726
Class N	$142	$440	$761	$1,669

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 514% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's primary and secondary investment objectives by actively allocating the Fund’s portfolio between two investment strategies: (1) a strategy focused on current income and capital appreciation and (2) a strategy focused on capital preservation.

23

The Sub-Adviser seeks to achieve the current income and capital appreciation portion of the Fund's investment objective by investing in dividend-paying equity securities, which will consist primarily of common stocks, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in dividend-paying equity securities. The Fund invests principally in securities of companies the Sub-Adviser believes to be undervalued but also may invest in securities of companies the Sub-Adviser believes to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Sub-Adviser generally allocates 60% or more of the Fund’s portfolio to this strategy.

The Fund's Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective by purchasing ETFs and ETNs or options on market indexes, ETFs or common stocks. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs and ETNs (products that are designed to rise in price when stock prices are falling), to protect the Fund against market declines. The Fund may also hedge its portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. The Sub-Adviser generally expects to allocate 40% or less of the Fund’s portfolio to this strategy.

In selecting investments and determining the portion of the Fund’s portfolio allocated to each strategy, the Fund’s Sub-Adviser considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value;
•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;
•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and
•	the overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Changing Distribution Level Risk – The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.

ETF Risk – ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

24

ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

ETN Risk – ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. Because ETNs are debt instruments of the issuer of the ETN, they are subject to the credit risk of the issuer. ETNs are also subject to the risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Inverse ETF and ETN Risk – Investments in inverse ETFs and ETNs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed. Because inverse ETFs and ETNs typically seek to achieve their objective on a daily basis, holding such investments for longer periods may produce unexpected results.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

New Sub-Adviser Risk – The Sub-Adviser has not previously managed a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Adviser and the Sub-Adviser may not achieve the intended result in managing the Fund.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

25

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 1.87% (quarter ended December 31, 2017) and the lowest return for a quarter was -1.12% (quarter ended September 30, 2017).

Dunham Alternative Dividend Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	Life of Fund*
Class N Shares
return before taxes	-0.13%	1.42%
return after taxes on distributions	-1.89%	-0.12%
return after taxes on distributions and sale of Fund shares	0.45%	0.66%
Class C Shares
return before taxes	-1.13%	0.45%
Class A Shares
return before taxes Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes) Morningstar Long/Short Equity Category^^ (return before taxes)	-6.08% 11.00% 11.18%	-3.15% 6.52%^ 9.46%^

*The Fund commenced operations on August 31, 2016.

^ As of August 31, 2016.

^^ The Morningstar Long-Short Equity Category is generally representative of mutual funds that hold sizable stakes in both long and short positions in equities and related derivatives. At least 75% of the assets of the mutual funds are in equity securities or derivatives.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

26

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Sungarden Fund Management LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Investment decisions for the Fund are made by Rob Isbitts and Vincent Esposito. Messrs. Isbitts and Esposito have served as the Fund’s portfolio managers since its inception in 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

27

Dunham International Opportunity Bond Fund

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.79%	2.29%	1.54%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$624	$988	$1,376	$2,461
Class C	$232	$715	$1,225	$2,626
Class N	$157	$486	$839	$1,834

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States. The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as "high-yield" or "junk" bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

28

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developing and emerging market countries.

The Fund's Sub-Adviser selects investment by analyzing opportunities and risks in individual national economies by considering the business cycle, political, and macro-economic conditions in both emerging market and developing countries. In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the issuer, the issuer's country and/or region, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified. The Fund may invest 25% or more of its total assets in the securities of a particular country, group of countries or region to approximately the same extent as represented in the Barclays Global Aggregate Bond ex-US Index Unhedged Index.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage, which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

29

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Risk of Investing in Japan – The Fund may invest a significant portion of its assets in securities issued by Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Year Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 7.08% (quarter ended March 31, 2016) and the lowest return for a quarter was -10.27% (quarter ended December 31, 2016).

30

Dunham International Opportunity Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	Life of Fund*
Class N Shares
return before taxes	9.80%	-0.70%
return after taxes on distributions	9.77%	-0.85%
return after taxes on distributions and sale of Fund shares	5.57%	-0.57%
Class C Shares
return before taxes	9.04%	-1.44%
Class A Shares
return before taxes	4.54%	-2.03%
Barclays Global Aggregate Bond ex-US Index Unhedged Index (reflects no deduction for fees, expenses, or taxes)	10.51%	0.27%
Morningstar World Bond Category (return before taxes)^	6.87%	1.81%

*The Fund commenced operations on November 1, 2013.

^The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Allianz Global Investors U.S. LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The Fund’s portfolio is managed by a team consisting of portfolio managers, analysts and other investment professionals.  Malie Conway has had primary responsibility for the day-to-day management of the Fund since January 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

31

Dunham Appreciation & Income Fund

Investment Objective: The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	2.10%	2.85%	1.85%

(1)	.Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July 1, 2018. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.05% to 1.15%, depending on the effect of performance fees. The Total Management Fee (advisory and sub-advisory fee combined) may be up to 1.80%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,195	$1,639	$2,866
Class C	$288	$883	$1,504	$3,176
Class N	$188	$582	$1,001	$2,169

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing normally at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in various credit-related instruments. Credit-related instruments include, but are not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, emerging market debt securities, preferred securities, structured products, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and derivatives with similar economic characteristics. The Fund may invest in credit-related instruments rated below investment grade, which are commonly referred to as “junk bonds.”

32

The Fund may invest up to 20% of its total assets in equity instruments, including common stock and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default and index swaps; options; forward contracts and futures contracts that provide long or short exposure to other credit obligations; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may also engage in securities lending.

When selecting individual securities, the Sub-Adviser focuses on supply/demand factors, historical value trends, and new issue opportunities combined with company-specific research, industry analysis, and its view on overall credit trends. The Sub-Adviser incorporates its quantitative and qualitative analysis to determine the optimal security to purchase in the company’s capital structure as well as to determine the desired allocation to each security or derivative. The Sub-Adviser utilizes short positions and derivatives to manage various risk exposures, including interest rate risk and credit risk.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

33

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Long-Term Maturities/Durations Risk –The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Preferred Stock Risk – Preferred stock is subject to many of the risks associated with fixed-income securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that that the Fund invests a portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

34

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

U.S. Government Securities Risk – The risk that U.S. Government securities in the Fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.03% (quarter ended December 31, 2008).

Dunham Appreciation & Income Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years*	Life of Fund*
Class N Shares
return before taxes	11.53%	6.56%	4.11%	5.47%
return after taxes on distributions	10.80%	4.55%	2.90%	4.15%
return after taxes on distributions and sale of Fund shares	6.76%	4.56%	2.92%	4.17%
Class C Shares
return before taxes	10.40%	5.48%	3.06%	4.42%
Class A Shares
return before taxes	4.82%	5.05%	3.25%	4.34%
BofA Merrill Lynch All Convertibles All Qualities Index (reflects no deduction for fees, expenses, or taxes)	13.70%	10.74%	7.35%	7.15%^ 7.09%^^
BofA Merrill Lynch 3-month Treasury Bill Index PLUS 300 bps.**	3.85%	3.27%	3.39%	4.29%^ 3.80%^^
Morningstar Convertibles Category (return before taxes)^^^	12.18%	8.58%	5.75%	6.35%^ 6.06%^^

* The Fund's Class C and Class N shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

** Change in Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^ The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

35

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Logan Circle Partners, L.P. (“Logan Circle” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Andrew Kronschnabel and Joshua Lofgren, Portfolio Managers at Logan Circle, share the primary responsibility for the day-to-day management of the Fund. Messrs. Konschnabel, who joined Logan Circle in 2007, and Lofgren, who joined Logan Circle in 2012, began managing the Fund in 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

36

Dunham Large Cap Value Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses(1)	1.38%	2.13%	1.13%

Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.37%, Class C – 2.12% and Class N – 1.12%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$707	$987	$1,287	$2,137
Class C	$216	$667	$1,144	$2,462
Class N	$115	$359	$622	$1,375

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in value-oriented, large capitalization or "large cap" common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to $750.9 billion, which range will vary daily. The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive

37

earnings dynamics. In general, the Sub-Adviser buys securities that it believes are undervalued and have better than average valuation as measured by statistics such as price to earnings or price to cash flow, and sells them when they become fully valued or more compelling investments are available.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 15.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.09% (quarter ended December 31, 2008).

38

Dunham Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017*	1 Year	5 Years	10 Years*	Life of Fund**
Class N Shares
return before taxes	15.25%	12.29%	5.86%	6.75%
return after taxes on distributions	14.76%	10.46%	4.90%	5.75%
return after taxes on distributions and sale of Fund shares	9.04%	9.46%	4.49%	5.31%
Class C Shares
return before taxes	14.06%	11.16%	4.81%	5.70%
Class A Shares
return before taxes	8.26%	10.67%	4.97%	4.90%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%	7.79%^ 6.45%^^
Morningstar Large Cap Value Category (return before taxes)^^^	15.94%	13.33%	6.92%	7.01%^ 5.95%^^

* Includes performance prior to July 1, 2015 of the Fund’s previous sub-adviser.

** The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^ The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”)

Sub-Adviser: Rothschild Asset Management Inc. (“Rothschild” or “Sub-Adviser”)

Sub-Adviser Portfolio Managers: The following portfolio managers, each a member of the Sub-Adviser’s large cap team, share responsibility for the day-to-day management of the Fund and have served the Fund in this capacity since July 2015. Chris R. Kaufman, Managing Director, has worked for the Sub-Adviser since 2004. Paul Roukis, CFA and Managing Director, has worked for the Sub-Adviser since 2005.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

39

Dunham Focused Large Cap Growth Fund

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses (1)	1.41%	2.16%	1.16%

(1)	Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.39%, Class C – 2.14% and Class N – 1.14%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$710	$996	$1,302	$2,169
Class C	$219	$676	$1,159	$2,493
Class N	$118	$368	$638	$1,409

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or "large cap" equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to $750.9 billion, which range will vary daily. Shareholders will be provided 60 days advance notice of any change to this policy. The Fund is considered a focused fund as it generally limits the

40

number of holdings in the portfolio to 35 stocks. The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's perceived advantages over its competitors, and the attractiveness, size and growth rate of each company's market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a "growth" company. The Sub-Adviser further analyzes each company's management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements. In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth.  The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

The Fund is non-diversified, which mean that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Foreign Investing Risk – Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign investments may experience greater volatility than U.S. investments.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

41

Class N Shares Annual Total Return for Year Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 18.59% (quarter ended September 30, 2013) and the lowest return for a quarter was -8.17% (quarter ended March 31, 2016).

Dunham Focused Large Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	26.43%	13.02%	11.96%
return after taxes on distributions	26.15%	12.84%	11.82%
return after taxes on distributions and sale of Fund shares	15.19%	10.40%	9.63%
Class C Shares
return before taxes	25.19%	11.89%	10.87%
Class A Shares
return before taxes	18.83%	11.39%	10.60%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	30.21%	17.33%	16.98%
Morningstar Large Cap Growth Category (return before taxes)^	27.67%	15.29%	14.93%

* The Fund commenced operations on December 8, 2011.

^ The Morningstar Large Cap Growth Category Index is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: The Ithaka Group, LLC (“Ithaka” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: William L. Johnson is Chief Executive Officer, Chief Investment Officer and Portfolio Manager of Ithaka and Scott O'Gorman, Jr. is President and Portfolio Manager of Ithaka. Messrs. Johnson and O'Gorman are primarily responsible for the day-to-day management of the Fund and have served as portfolio co-managers to the Fund since commencement of Fund operations in December 2011.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

42

Dunham International Stock Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.16%	1.16%	1.16%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses(1)	1.81%	2.56%	1.56%

(1)	Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.80%, Class C – 2.55% and Class N –1.55%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$748	$1,112	$1,499	$2,579
Class C	$259	$796	$1,360	$2,895
Class N	$159	$493	$850	$1,856

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, including those in emerging markets, alternative trading venues or in the over-the-counter market. The Fund may conduct foreign currency exchange transactions on a spot (cash) basis at the spot rate prevailing in the foreign exchange market for the purposes of trade settlement, repatriation of cash and other cash management activities. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the

43

U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia. The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. Buys and sells occur when opportunities arise that improve the portfolio’s risk adjusted benchmark relative expected returns, net of amortized transaction costs. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives, such as forward contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

44

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 32.82% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.89% (quarter ended September 30, 2008).

Dunham International Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Year	10 Years	Life of Fund*
Class N Shares
return before taxes	25.62%	7.63%	3.49%	5.74%
return after taxes on distributions	24.35%	7.18%	3.17%	5.04%
return after taxes on distributions and sale of Fund shares	15.53%	5.96%	2.73%	4.54%
Class C Shares
return before taxes	24.38%	6.57%	2.46%	4.70%
Class A Shares
return before taxes	18.16%	6.11%	2.63%	2.51%
MSCI All Country World ex U.S. Index Net (reflects no deduction for fees, expenses, or taxes)	27.19%	6.80%	1.84%	6.17%^ 3.03%^^
Morningstar Foreign Large Cap Blend Category (return before taxes)^^^	25.12%	7.27%	1.79%	5.38%^ 2.51%^^

* The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^ The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Arrowstreet Capital, Limited Partnership (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The following team of investment professionals share responsibility for day-to-day management of the Fund and have served the Fund in this capacity since July 2008. Peter Rathjens, Ph.D., Chief Investment Officer, has worked for the Sub-Adviser since 1999. John Capeci, Ph.D., Partner and Portfolio Manager, has worked for the Sub-Adviser since 1999. Tuomo Vuolteenaho, Ph.D., Co-Director of Research, has worked for the Sub-Adviser since 2005. Manolis Liodakis, Ph.D., Partner and Portfolio Manager, has worked for the Sub-Adviser

45

since 2012. Messrs. Rathjens, Capeci and Vuolteenaho have served as portfolio managers for the Fund since July 2008. Messrs. Liodakis and McKellar have served as portfolio managers for the Fund since August 2012 and April 2015, respectively.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

46

Dunham Real Estate Stock Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and dividends. A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,179
Class C	$220	$679	$1,164	$2,503
Class N	$119	$372	$644	$1,420

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts ("REITs")) of U.S. real estate companies. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the U.S. real estate industry. The Fund defines a company as principally engaged in the U.S. real estate industry if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of U.S. real estate. The Sub-Adviser believes that by investing in equity securities of real estate companies, rather than investing in individual commercial or residential properties, the Fund's returns may be higher because of the benefits of diversification that include the avoidance of excess exposure to property-specific risks such as tenant default, illiquidity, property damage and vacancy. In general, the Sub-Adviser buys securities of issuers that generate above-average cash flow from operations and are trading at an attractive valuation. The Sub-Adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive

47

company. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market. The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.

Real Estate Investment Trust Risk – A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

48

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 38.78% (quarter ended September 30, 2009) and the lowest return for a quarter was -37.49% (quarter ended December 31, 2008).

Dunham Real Estate Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years	Life of Fund*
Class N Shares
return before taxes	4.24%	8.81%	7.31%	6.84%
return after taxes on distributions	3.71%	6.18%	5.70%	4.88%
return after taxes on distributions and sale of Fund shares	2.55%	6.14%	5.37%	5.04%
Class C Shares
return before taxes	3.20%	7.72%	6.24%	5.77%
Class A Shares
return before taxes	-2.00%	7.26%	6.41%	3.66%
FTSE NAREIT All REITs Index (reflects no deduction for fees, expenses, or taxes)	9.27%	9.90%	7.72%	7.43%^ 5.10%^^
Morningstar Real Estate Category (return before taxes)^^^	6.22%	8.68%	6.76%	7.31%^ 4.63%^^

*	The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^ The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

49

Sub-Adviser: Barings LLC (“Barings” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: David Wharmby CFA, Managing Director and Portfolio Manager at Barings has primary responsibility for the day-to-day management of the Fund. Mr. Wharmby, who joined the Sub-Adviser in 1996, began managing the Fund in 2013.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

50

Dunham Small Cap Value Fund

Investment Objective: The Fund seeks to maximize total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(1)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.64%	2.39%	1.39%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$732	$1,063	$1,415	$2,407
Class C	$242	$745	$1,275	$2,726
Class N	$142	$440	$761	$1,669

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic, value-oriented, small-capitalization or "small cap" equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 2000® Index was approximately $35.1 million to $5.9 billion, which range will vary daily. Under general supervision of the Adviser, the Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review. The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review. It generally sells securities when higher ranked or more compelling investments are identified. Although a "total return" investment objective typically entails both capital appreciation and

51

income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Foreign Investing Risk –Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Capitalization Risk – The Fund's investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

52

During the periods shown in the bar chart, the highest return for a quarter was 21.24% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008).

Dunham Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years	Life of Fund*
Class N Shares
return before taxes	8.95%	13.11%	7.27%	6.51%
return after taxes on distributions	5.39%	11.20%	6.31%	5.45%
return after taxes on distributions and sale of Fund shares	6.41%	9.93%	5.60%	5.07%
Class C Shares
return before taxes	7.95%	12.00%	6.21%	5.47%
Class A Shares
return before taxes	2.47%	11.50%	6.38%	5.36%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	13.01%	8.17%	7.70%^ 6.40%^^
Morningstar Small Cap Value Category (return before taxes) ^^^	8.54%	12.23%	8.22%	7.80%^ 6.86%^^

* The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Piermont Capital Management, Inc. (“Sub-Adviser”).

Sub-Adviser Portfolio Managers: John S. Albert, CFA and Kevin A. Finn, CFA have shared primary responsibility for the day-to-day management of the Fund since July 2013. Messrs. Albert and Finn are founding members of the Sub-Adviser and each serves on its Investment Committee. Mr. Albert and Mr. Finn joined the Sub-Adviser in May 2005 and June 2005, respectively.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

53

Dunham Small Cap Growth Fund

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses (1)	1.61%	2.36%	1.36%

(1)	Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.60%, Class C – 2.35% and Class N – 1.35%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,054	$1,401	$2,376
Class C	$239	$736	$1,260	$2,696
Class N	$138	$431	$745	$1,635

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 2000® Index was approximately $35.1 million to $5.9 billion, which range will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate. In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies

54

are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Capitalization Risk – The Fund's investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 18.25% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.96% (quarter ended December 31, 2008).

55

Dunham Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years*	Life of Fund*
Class N Shares
return before taxes	30.03%	15.58%	8.22%	9.00%
return after taxes on distributions	24.52%	12.52%	6.68%	7.13%
return after taxes on distributions and sale of Fund shares	19.39%	11.77%	6.32%	6.84%
Class C Shares
return before taxes	28.75%	14.42%	7.15%	7.93%
Class A Shares
return before taxes	22.29%	13.92%	7.32%	8.24%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	22.17%	15.21%	9.19%	9.19%^ 9.02%^^
Morningstar Small Cap Growth Category (return before taxes)^^^	21.50%	13.96%	8.42%	8.00%^ 7.58%^^

* The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Pier Capital, LLC (“Pier Capital” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: Alex Yakirevich, Chief Investment Officer and President, has served the Sub-Adviser in this capacity since 2015. He is responsible for day-to-day management of the Fund and has served the Fund as Portfolio Manager since December 2008. Mr. Yakirevich joined Pier Capital in 2004 as an analyst.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

56

Dunham Emerging Markets Stock Fund

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 96 of the Fund's Prospectus and in How to Buy and Sell Shares on page 94 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.32%	1.32%	1.32%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$766	$1,166	$1,591	$2,768
Class C	$278	$853	$1,454	$3,080
Class N	$178	$551	$949	$2,062

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

In general, the Sub-Adviser uses a quantitative model to rank countries according to their characteristics, including various measures of value, momentum and risk. The Sub-Adviser generally buys companies in countries that are ranked highest by the model and generally sells companies in countries that rank lower.

57

The Sub-Adviser may manage foreign currency exposure to reduce investment risk. To do so, the Fund may hedge its assets using foreign exchange derivatives, including forwards and options related to foreign currencies.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

58

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 53.31% (quarter ended June 30, 2009) and the lowest return for a quarter was -35.60% (quarter ended September 30, 2008).

Dunham Emerging Markets Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2017	1 Year	5 Years	10 Years	Life of Fund*
Class N Shares
return before taxes	33.76%	2.62%	-0.29%	6.45%
return after taxes on distributions	33.44%	2.35%	-0.50%	5.25%
return after taxes on distributions and sale of Fund shares	19.36%	1.96%	-0.27%	5.12%
Class C Shares
return before taxes	32.42%	1.59%	-1.29%	5.41%
Class A Shares
return before taxes	25.77%	1.17%	-1.13	1.06%
MSCI Emerging Markets Index Net (reflects no deduction for fees, expenses, or taxes)	37.28%	4.35%	1.68%	9.16%^ 4.56%^^
Morningstar Diversified Emerging Markets Category (return before taxes)^^^	34.17%	4.09%	1.63%	8.25%^ 3.79%^^

* The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

^ As of December 10, 2004.

^^ As of January 3, 2007.

^^^ The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Bailard, Inc. (“Bailard” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: The Fund’s portfolio is managed by a team consisting of portfolio managers and analysts, assisted by other Bailard professionals. The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Anthony R. Craddock, Eric P. Leve, CFA, Peter M. Hill, and Daniel McKellar, CFA. Messrs. Craddock, Leve and Hill have managed the Fund since July 2013 and Mr. McKellar has managed the Fund since April 2015. Mr. Craddock, a Senior Vice President and member of Bailard’s international equity team, has been associated with Bailard since 1997. Mr. Leve, who joined Bailard in 1987, currently serves as

59

Executive Vice President and Chief Investment Officer of Bailard and is a senior member of the firm’s international equity team. Mr. Hill, who joined Bailard in 1985, is Chairman and Chief Executive Officer, and also serves as a member of the Bailard REIT Board of Directors and co-portfolio manager of the Bailard international equity strategy. Mr. Hill also formerly served for 13 years as Bailard’s Chief Investment Officer. Mr. McKellar is Vice President, International Equity Research, of Bailard and is one of four portfolio managers on Bailard’s international and emerging markets equity strategies. He joined Bailard as a quantitative analyst in January 2011. Prior to joining Bailard, Mr. McKellar was a student at Stanford University.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 61 of this prospectus.

60

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

61

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Dunham Floating Rate Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham Corporate/Government Bond Fund	The Fund seeks to provide current income and capital appreciation.
Dunham Monthly Distribution Fund	The Fund seeks to provide positive returns in rising and falling market environments.
Dunham Dynamic Macro Fund	The Fund seeks to maximize total returns from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.
Dunham High-Yield Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham Alternative Dividend Fund	The Fund seeks to provide income while preserving capital during market downturns. A secondary investment objective of the Fund is capital appreciation.
Dunham International Opportunity Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham Appreciation & Income Fund	The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.
Dunham Large Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Focused Large Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham International Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Real Estate Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends. A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.
Dunham Small Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and income.
Dunham Small Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham Emerging Markets Stock Fund	The Fund seeks to maximize capital appreciation.

Each Fund's investment objective(s) is/are a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

62

PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except Dunham Monthly Distribution Fund and Dunham Dynamic Macro Fund) has adopted a policy to invest at least 80% of its assets in a particular type of security. Each Fund may change its 80% policy upon 60 days written notice to shareholders.

Dunham Floating Rate Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds.  The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility. The loans in which the Fund will primarily invest are non-investment grade bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the Fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps for investment purposes and to manage risks identified by the Sub-Adviser.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Dunham Corporate/Government Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser's active management techniques including interest rate anticipation, sector rotation, issuer selection and opportunistic trading. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in corporate bonds of issuers from any country and in government bonds. The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) non-government mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds. The Fund defines government bonds to include: (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States' Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories.

63

In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available. The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as "high-yield" or "junk" bonds — with medium to low credit quality ratings. High-yield bonds and bank loans are rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. However, the Fund intends to maintain an average portfolio credit quality of investment grade. The bonds in the Fund's portfolio can be of any maturity. The Sub-Adviser manages the Fund's portfolio along an intermediate-term horizon, generally with an average duration of 3 to 6 years.

Interest rate anticipation is an investment process where the Sub-Adviser seeks to increase returns by moving between long-term and short-term bonds based on the Sub-Adviser's forecast of interest rates.  Sector rotation is an investment process where the Sub-Adviser seeks to increase returns by switching from one sector to another, based on the Sub-Adviser's view of which sectors will outperform other sectors.  Returns are enhanced by inclusion of the non-investment grade and/or non-U.S. securities when the Sub-Adviser believes these types of securities are undervalued relative to other investment opportunities.

The Fund may also engage in securities lending.

Dunham Monthly Distribution Fund

The Sub-Adviser seeks to achieve attractive absolute returns across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options and warrants) across a diversified range of industries. The Sub-Adviser may also invest in cash and cash equivalents.

The Sub-Adviser invests in both 1) select long and short equity opportunities (“Long/Short”) and 2) event-driven opportunities with a hard catalyst (“Event-Driven”). The Sub-Adviser believes there are significant knowledge synergies (e.g., sector expertise that helps in understanding and analyzing the Event-Driven opportunities and risks, superior entry/exit levels based on flows) between the two strategies, and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

Long/Short: The Sub-Adviser invests in highly liquid stocks, predominantly from the Russell 1000® Index universe (large and mid-cap stocks). For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to $750.9 billion, which range will vary daily. Security selection and its weighting in the Fund is determined via an approach that takes into account expected return and the market-related risk of the stock, liquidity, conviction, and the macro picture while using short equity positions on individual stocks or short positions in exchange traded funds (“ETF’s) to maintain an overall low exposure to broad market movements.

Event-Driven: The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. Additionally, the Sub-Adviser may participate in index reweights.

The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the Event-Driven portfolio will also be a function of the opportunity set for the strategy.

Distribution Policy and Goals:

The Fund's distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate ("Prime Rate").  The Federal Reserve defines the Prime Rate as one of several base rates used by banks to price short-term business loans. Past distributions are not necessarily an indication of how the Fund may make distributions in the future.  Additionally, the Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.

64

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.

Returns of capital reduce a shareholder's tax cost (or "tax basis").  Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Dunham Dynamic Macro Fund

The Fund's Sub-Adviser seeks to achieve the total return portion of the Fund's investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign (including emerging markets) credit, including high yield (junk bonds)), (iii) commodities, (iv) real estate investment trusts and (v) currencies. The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies. The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs (funds that are designed to rise in price when stock prices are falling) or ETNs and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. The Fund may also invest in leveraged ETFs. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both. The Sub-Adviser expects the Fund’s net long exposure to typically be between 90% and 100%, but it may range from 0% to 225%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies. Swaps are typically on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes. The Fund may also invest in individual stocks, preferred stock, publicly traded partnerships, royalty income trusts, repurchase agreements and other equity securities, fixed-income securities and currencies for the purpose of effecting macro strategies.

The Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective during down markets by using risk management techniques including (1) allocation to investment grade fixed income securities and (2) allocation to cash equivalents.

65

The Sub-Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of various asset classes. The Sub-Adviser's goal is to identify periodic discrepancies between fundamental values and market prices, actively shift between long or short positions, as well as allocations to cash and seek to capitalize on opportunities within and among the capital markets of the world.

The Sub-Adviser generally purchases a security when its model identifies that its market price is below the model's valuation and that the risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere. The Sub-Adviser evaluates currencies on a relative valuation basis and generally increases the Fund's exposure to currencies that are undervalued and reduces exposure to currencies that are overvalued based on real interest rates and other proprietary measures.

The Fund may also engage in securities lending.

Dunham High-Yield Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. The Fund's Sub-Adviser selects investments and attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security's risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. It sells securities when they no longer meet the buy criteria and when an issuer's credit fundamentals deteriorate.

The Sub-Adviser conducts fundamental, bottom-up research on the universe of high-yield companies. The Sub-Adviser seeks to preserve principal, while providing a high level of current income.

The Sub-Adviser also seeks undervalued high-yield bonds for potential gains based on capital appreciation. The Sub-Adviser attempts to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities.

The Fund may also engage in securities lending.

Dunham Alternative Dividend Fund

The Fund's Sub-Adviser, seeks to achieve the Fund's primary and secondary investment objectives by actively allocating the Fund’s portfolio allocation between two investment strategies: (1) a strategy focused on current income and capital appreciation and (2) a strategy focused on capital preservation.

The Sub-Adviser seeks to achieve the current income and capital appreciation portion of the Fund's investment objective by investing in dividend-paying equity securities, which will consist primarily of common stocks, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in dividend-paying equity securities. The Fund invests principally in securities of companies the Sub-Adviser believes to be undervalued but also may invest in securities of companies the Sub-Adviser believes to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Sub-Adviser generally allocates 60% or more of the Fund’s portfolio to this strategy.

The Fund's Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective by purchasing ETFs and ETNs or options on market indexes, ETFs or common stocks. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs and ETNs (products that are designed to rise in price when

66

stock prices are falling), to protect the Fund against market declines. The Fund may also hedge its portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. The Sub-Adviser generally expects to allocate 40% or less of the Fund’s portfolio to this strategy.

In selecting investments and determining the portion of the Fund’s portfolio allocated to each strategy, the Fund’s Sub-Adviser considers, among other factors:

  various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value;

  potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

  the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

  the overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

The Fund may also engage in securities lending.

Dunham International Opportunity Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, derivatives and other instruments with similar economic exposures of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States. The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as "high-yield" or "junk" bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps, and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developing and emerging market countries.

The Fund's Sub-Adviser selects investment by analyzing opportunities and risks in individual national economies by considering the business cycle, political, and macro-economic conditions in both emerging market and developing countries. In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the issuer, the issuer's country and/or region, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Dunham Appreciation & Income Fund

The Fund has adopted a policy to invest at least 80% of its assets in a particular type of security. The Fund may change its 80% policy upon 60 days written notice to shareholders.

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing normally at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in various credit-related instruments. Credit-

67

related instruments include, but are not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, emerging market debt securities, preferred securities, structured products, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and derivatives with similar economic characteristics. The Fund may invest in credit-related instruments rated below investment grade, which are commonly referred to as “junk bonds.”

The Fund may invest up to 20% of its total assets in equity instruments, including common stock, and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, and index swaps; options; forward contracts and; futures contracts that provide long or short exposure to other credit obligations; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may also engage in securities lending.

When selecting individual securities, the Sub-Adviser focuses on supply/demand factors, historical value trends, and new issue opportunities combined with company-specific research, industry analysis, and its view on overall credit trends. The Sub-Adviser incorporates its quantitative and qualitative analysis to determine the optimal security to purchase in the company’s capital structure as well as to determine the desired allocation to each security or derivative. The Sub-Adviser utilizes short positions and derivatives to manage various risk exposures, including interest rate risk and credit risk.

Dunham Large Cap Value Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in value-oriented, large capitalization or "large cap" common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8billion to $750.9 billion, which range will vary daily. The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics. In general, the Sub-Adviser buys securities that it believes are undervalued and sells them when they become fully valued or more compelling investments are available.

The Sub-Adviser seeks to achieve superior results through successful stock selection and effective management of risk through diversification across multiple economic sectors and major industries. The Sub-Adviser screens each industry using a combination of fundamental, technical, and risk assessment models. The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Dunham Focused Large Cap Growth Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or "large cap" equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to

68

$750.9 billion, which range will vary daily.  Shareholders will be provided 60 days prior notice of any change to this policy. The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's perceived advantages over its competitors, and the attractiveness, size and growth rate of each company's market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a "growth" company. The Sub-Adviser further analyzes each company's management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements. In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth.  The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

Under general supervision of the Fund's Adviser, the Sub-Adviser primarily seeks to own companies that are generally characterized by strong company financials, significant advantages over its competitors, a large and rapidly growing market where it competes, and a management team focused on creating shareholder value.

The Fund may also engage in securities lending.

Dunham International Stock Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, alternative trading venues or in the over-the-counter market. To the extent the Fund's currency exposure differs from the MSCI All Country World ex US Index Net, the Sub-Adviser typically seeks to hedge this foreign currency exposure using forward currency exchange contracts. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia. In general, the Sub-Adviser buys securities that it believes will improve the portfolio's risk-adjusted benchmark-relative expected returns, as indicated by its proprietary econometric models and optimization process. The Sub-Adviser sells securities when opportunities arise that offer a more attractive risk-adjusted expected return profile. The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Sub-Adviser believes the key to generating alpha involves evaluating securities on an integrated basis taking into consideration direct effects (stock level characteristics) and indirect, or spillover, effects (country, sector, related companies, etc.).

Measuring and including indirect effects and the influence of related securities can have meaningful implications in evaluating (or forecasting) the security in question. In many cases, the information and signals from groups of related securities are less crowded and more influential than are the direct effects of that stock.

The components of our model are based on the experiences and insights of our investment committee. We use a quantitative process to forecast equity returns in excess of the broad market. This integrated and dynamic model measures a stock’s expected excess return by including the following influences:

  Direct Effects: characteristics of the company itself; and
  Indirect Effects: characteristics of:
o	other companies that are related, according to our proprietary linkages model, to the company in question;
o	companies that are linked by virtue of common country and sector affiliation (called country/sector baskets);
o	companies that are linked by virtue of common country affiliation; and
o	companies that are linked by virtue of common global sector affiliation.

69

Specific investment signals can be generally categorized by having behavioral underpinnings, informational underpinnings, or both. Because each signal serves as a complement to the others, we are able to create an integrated, diversified forecast for each stock. Furthermore, by exploiting multiple sources of alpha, we are able to maximize the likelihood of outperforming in a broad range of market environments.

Dunham Real Estate Stock Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts ("REITs") of U.S. real estate companies. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the U.S. real estate industry. The Fund defines a company as principally engaged in the U.S. real estate industry if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of U.S. real estate. The Sub-Adviser believes that by investing in equity securities of real estate companies, rather than investing in individual commercial or residential properties, the Fund's returns may be higher because of the benefits of diversification that include the avoidance of excess exposure to property-specific risks such as tenant default, illiquidity, property damage and vacancy. In general, the Sub-Adviser buys securities of issuers that generate returns from operations that are above the peer-group average and have historical price momentum. The Sub-Adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive company. In general, the Sub-Adviser buys securities of issuers that generate above peer-group-average funds from operations and have historical price momentum. The Sub-Adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive company. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of developing real estate market trends. The Sub-Adviser seeks to find favorable real estate investment in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund's portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund's securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Dunham Small Cap Value Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic, value-oriented, small capitalization or "small cap" equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process.   Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 2000® Index was approximately $35.1 million to $5.9 billion, which range will vary daily. Under general supervision of the Adviser, the Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review. The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review. It generally sells securities when higher ranked or more compelling investments are identified. Although a "total return" investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

The Fund may also engage in securities lending.

70

Dunham Small Cap Growth Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2017, the market capitalization range of companies in the Russell 2000® Index was approximately $35.1 million to $5.9billion, which range will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate. In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

Under general supervision of the adviser, the Sub-Adviser primarily seeks companies that are generally characterized by strong company financials, barriers to entry (i.e., tough or expensive for competition to enter the marketplace), and focused management.

The Sub-Adviser attempts to invest in these companies at a discount to their growth rate.

The Fund may also engage in securities lending.

Dunham Emerging Markets Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

In general, the Sub-Adviser uses a quantitative model to rank countries according to their characteristics, including various measures of value, momentum and risk. The Sub-Adviser generally buys companies in countries that are ranked highest by the model and generally sells companies in countries that rank lower.

The Sub-Adviser may manage foreign currency exposure to reduce investment risk. To do so, the Fund may hedge its assets using foreign exchange derivatives, including forwards and options related to foreign currencies.

The percentage of the Fund's portfolio invested in each such security type is unlimited.  Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

TEMPORARY INVESTMENTS

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund's assets in cash or cash equivalent securities such as money market mutual funds. To the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. Defensive investing could affect a Fund's performance and the Fund might not achieve its investment objectives.

71

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective.  Each Fund's share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

72

Risks	Dunham Floating Rate Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham Monthly Distribution Fund	Dunham Dynamic Macro Fund	Dunham High-Yield Bond Fund	Dunham Alternative Dividend Fund	Dunham International Opportunity Bond Fund	Dunham Appreciation & Income Fund
Asset Allocation Risk				X		X
Call or Redemption Risk	X	X			X		X	X
Changing Distribution Level Risk						X
Changing Fixed Income Market Conditions Risk	X	X		X	X		X	X
Commodity Risk				X
Corporate Loans Risk								X
Credit Risk	X	X		X	X		X	X
Currency Risk				X			X
Derivatives Risk	X		X	X		X	X	X
Distribution Policy Risk			X
Emerging Markets Risk		X		X			X	X
Event Risk								X
ETF Risk			X	X		X
ETN Risk				X		X
Foreign Investing Risk	X	X		X			X	X
Interest Rate Risk	X	X		X	X		X	X
Inverse ETF Risk				X
Inverse ETF and ETN Risk						X
IPO Risk			X
Leveraging Risk	X		X	X		X		X
Limited History of Operations Risk						X
Liquidity Risk	X		X	X	X	X	X	X
Long-Term Maturities/Durations Risk		X						X
Lower-Rated Securities Risk	X	X		X	X		X	X
Management Risk	X	X		X	X	X	X	X
Merger and Event Driven Risk			X
Money Market/Short-Term Securities Risk			X	X
Mortgage-Backed & Asset-Backed Securities Risk		X
New Sub-Adviser Risk						X
Non-Diversification Risk							X
Options Risk			X
Portfolio Turnover Risk			X			X		X
Purchasing Put Options Risk						X
Preferred Stock Risk								X
Private Placement Risk		X			X
Real Estate Investment Trust (REIT) Risk				X
Risk of Investing in Japan							X
Securities Lending Risk		X		X	X	X		X
Selling (Writing) Covered Call Options Risk
Senior Bank Loans Risk	X	X						X
Short Selling Risk			X					X
Small and Medium Capitalization Risk			X	X		X
Stock Market Risk			X	X		X
Structured Note Risk							X	X
Tax Consequence Risk
U.S. Government Securities Risk		X						X
73

Risks	Dunham Large Cap Value Fund	Dunham Focused Large Cap Growth Fund	Dunham International Stock Fund	Dunham Real Estate Stock Fund	Dunham Small Cap Value Fund	Dunham Small Cap Growth Fund	Dunham Emerging Markets Stock Fund
Currency Risk			X				X
Derivatives Risk			X				X
Emerging Markets Risk			X				X
ETF Risk
Foreign Investing Risk		X	X		X		X
Large Cap Stock Risk	X	X
Liquidity Risk			X	X	X	X	X
Management Risk	X	X	X	X	X	X	X
Non-Diversification Risk		X		X
Portfolio Turnover Risk			X	X	X	X	X
Real Estate Industry Concentration Risk				X
Real Estate Investment Trust (REIT) Risk				X
Securities Lending Risk	X	X		X	X	X
Small Capitalization Risk					X	X
Small and Medium Capitalization Risk				X
Stock Market Risk	X	X	X	X	X	X	X

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Call or Redemption Risk – As interest rates decline, issuers of high-yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases when issuers borrow at higher rates. Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices. Generally, each of these changing market conditions risks may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Commodity Risk – The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquid than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

74

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.

Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. High-yield fixed-income securities (also known as "junk bonds") are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund's investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the "old" currency worthless.

Derivatives Risk – Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

75

When a Sub-Adviser uses margin, leverage, short sales or financial derivatives, such as options, futures and forward contracts, an investment in the Fund may be more volatile than investments in other mutual funds. Derivatives may also be embedded in securities such convertibles which typically include a call option on the issuer's common stock. Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Emerging Markets Risks – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Risk - The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:

Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

ETN Risk – The Fund may invest in ETNs, which are debt securities of an issuer whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk of the issuer. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

76

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Inverse ETF Risk - The Fund engages in hedging activities by investing in inverse ETFs. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses. The value of an inverse ETF may not track or correlate to the value of the security or portfolio it is intended to hedge. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Large Cap Stock Risk - Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of large cap issuers may change as large cap investing style goes in and out of favor depending on a variety of political, regulatory, market, or economic developments.

Leveraging Risk – The Fund's use of leverage through futures, options, short positions, or inverse ETFs will magnify the Fund's gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Limited History of Operations Risk – A new mutual fund has a limited history of operations for investors to evaluate.

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading

77

volume for high-yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund's ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid, and the proportion of the Fund's assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Long-Term Maturities/Durations Risk – Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Merger and Event-Driven Risk – This is the risk of investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry more risk than investments in companies that are perceived to be in stable organizational situations.  The principal risk associated with expected, but not yet announced, reorganizations is that none will be forthcoming and the rate of return earned on an investment in such companies may be less than expected or negative. The principal risk associated with investments in publicly announced reorganizations is that the proposed reorganization may be renegotiated on less favorable terms, terminated or delayed which may cause the Fund to lose money or fail to achieved a desired rate of return.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-Backed and Asset-Backed Securities are derivative securities whose value is based on underlying pools that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Sub-Adviser’s

78

ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. Non-agency mortgage-backed securities generally have greater credit risk than government issued mortgage-backed securities.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

New Sub-Adviser Risk – Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to an advisor's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge a new Sub-Adviser and the Sub-Adviser may not achieve the intended result in managing the Fund.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Preferred Stock Risk – Unlike interest payments on a debt security, dividend payments on preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay dividends (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare dividends and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock could adversely affect investments a Fund, including the following:

•	Interest Rate Risk. Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds. That is, as interest rates rise, the value of the preferred stocks held by a Fund are likely to decline.
•	Issuer Risk. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, market price of a preferred stock can be sensitive to changes in the value of the issuer’s common stock.
•	Dividend Risk. There is a chance that the ability to pay dividends by the issuer of a preferred stock held by a Fund may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.
•	Call Risk. Preferred stocks are subject to market volatility, and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features that allow the issuer to redeem the security at its discretion.
•	Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments.

Private Placement Risk – The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the SEC. Accordingly, the liquidity of the market for specific privately issued

79

securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices may decline.  Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Real Estate Investment Trust Risk (REIT) – Equity REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down.  A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Risk of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan's economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan's political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Securities Lending Risk – Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with

80

other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Selling (Writing) Covered Call Options – When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which the Fund has written is exercised, the Fund must deliver the security upon which the call is written.  This means that the Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio, subject to call options.  If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

There is no assurance that a liquid market will be available at all times for the Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Fund incurs commission expenses when selling call options.

Senior Bank Loans Risk – Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. A Fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Transactions in many senior loans settle on a delayed basis. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet a Fund’s redemption obligation until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some senior loans, which may impact the ability of a Fund to realize full value in some actively traded senior loans. Senior loans also may be subject to restriction on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Senior loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to the Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are

81

focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Structured Note Risk – The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Tax Consequences Risk – The Dunham Monthly Distribution Fund expects to generate a high level of premiums from its sale of call options. These premiums typically result in short-term capital gains to the Fund for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable at the same rate as ordinary income to investors. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because the Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times. In addition, pursuant to its distribution policy, the Dunham Monthly Distribution Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in a Fund. Return of capital reduces the cost basis of your shares and is not generally taxable to you. If return of capital reduced your tax basis to zero, any further distribution would be taxable.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Dunham Funds' policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds' Statement of Additional Information. The Funds may, from time to time, make available portfolio holdings information at www.dunham.com. The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted. Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

82

MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds' investment adviser (the "Adviser"). The Adviser's mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit sharing plans. As of March 31, 2018, the Adviser had approximately $1.4 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of each Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)	Setting the Funds' overall investment objectives;
b)	Evaluating, selecting and recommending Sub-Advisers to manage the Funds' assets;
c)	Monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and
d)	Implementing procedures to ensure that the Sub-Advisers comply with the Funds' investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser. The Adviser was granted an exemptive order (the "Order") from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval. A discussion regarding the basis of the Board of Trustees’ approval and/or renewal of the investment advisory agreement with the Adviser and the Sub-Advisory agreements with Arrowstreet Capital, L.P. (International Stock Fund), Bailard, Inc. (Emerging Markets Stock Fund), Newfleet Asset Management LLC (Floating Rate Bond Fund), Barings LLC (Real Estate Stock Fund), Mellon Capital Management Corp. (Dynamic Macro Fund), Rothschild Asset Management Inc. (Large Cap Value Fund),The Ithaka Group, LLC (Focused Large Cap Growth Fund), Newfleet Asset Management LLC (Corporate/Government Bond Fund), Allianz Global Investors Global Investors U.S. LLC (International Opportunity Bond Fund), Pier Capital, LLC (Small Cap Growth Fund), Piermont Capital Management, Inc. (Small Cap Value Fund), Sungarden Fund Management, LLC ( Alternative Dividend Fund) is available in the Dunham Funds’ semiannual report to shareholders for the fiscal period ended April 30, 2018. A discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory agreement with Perella Weinberg Partners Capital Management LP (Monthly Distribution) is available in the Dunham Funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2017. A discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory agreement with PineBridge Investments LLC (High-Yield Bond Fund) is available in the Dunham Funds’ annual report to shareholders for the fiscal year ended October 31, 2017. The discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory agreement with Logan Circle Partners, L.P. will be made available in the Dunham Funds’ annual report for the fiscal period ended October 31, 2018.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

83

The Adviser has entered into a Sub-Advisory agreement with each Sub-Adviser and the Dunham Funds on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee. The Adviser receives only its fixed portion of the management fee as approved by shareholders at a meeting held on February 22, 2008. Each Fund's Sub-Adviser is compensated based on its performance and each Sub-Advisory agreement is a fulcrum fee arrangement. Fulcrum fee arrangements are as follows:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.70% – 1.10%	0.60%	0.10% – 0.50%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution *	0.87% – 1.65%	0.65%	0.22% – 0.98%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond **	0.82% – 1.02%	0.60%	0.22% – 0.42%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income***	0.70% – 1.80%	0.65%	0.05% – 1.15%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%

*	Prior to April 1, 2018 the Sub-Adviser’s Portion for Monthly Distribution was 0.25%-1.05% and the Management Fee was 0.90%-1.70%.

**	Prior to July, 1, 2017 the Sub-Adviser’s Portion for High-Yield Bond was 0.20%-0.60% and the Management Fee was 0.80%-1.20%

****	Prior to July, 1, 2018 the Sub-Adviser’s Portion for Appreciation & Income was 0.20% - 0.60% and the Management Fee was 0.85% -1.25%

All of the Sub-Advisory fee rates are within the limits of the negotiable Sub-Advisory fee ranges pre-approved by shareholders of each Fund or Predecessor Fund, as applicable.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*	Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2017
Dunham Floating Rate Bond Fund	0% - 0.90%	0.32%
Dunham Corporate/Government Bond Fund	0% - 0.70%	0.30%
Dunham Monthly Distribution Fund	0% - 1.50%	0.65%
Dunham Dynamic Macro Fund	0% - 1.50%	0.75%
Dunham High-Yield Bond Fund	0% - 0.80%	0.32%
Dunham Alternative Dividend Fund	0% - 1.20%	0.62%
Dunham International Opportunity Bond Fund	0% - 0.95%	0.45%
Dunham Appreciation & Income Fund	0% - 1.50%	0.40%
Dunham Large Cap Value Fund	0% - 1.00%	0.30%
Dunham Focused Large Cap Growth Fund	0% - 1.10%	0.35%
Dunham International Stock Fund	0% - 1.00%	0.65%
Dunham Real Estate Stock Fund	0% - 1.00%	0.40%
Dunham Small Cap Value Fund	0% - 1.50%	0.45%
Dunham Small Cap Growth	0% - 1.30%	0.50%
Dunham Emerging Markets Stock Fund	0% - 1.20%	0.50%
*	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005. The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008. The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010. The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011. The range for the Dunham Alternative Dividend Fund was approved by the initial Dunham Alternative Dividend Fund shareholder on August 31, 2016. The range for the Dunham Floating Rate Bond Fund was approved by the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013. The range for the Dunham International Opportunity Bond Fund was approved by the initial Dunham International Opportunity Bond Fund shareholder on November 1, 2013. All other ranges were approved by shareholders on August 26, 2005.

84

Fulcrum Fees, Generally. A fulcrum fee basically has two parts - the base fee and the performance fee. In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded for out-performance or penalized for under-performance in equal measure. Depending on a fund's net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund's net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund's Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance – had another class been used Sub-Advisory fees would be lower) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each Sub-Advisory agreement.

Each Fund's fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund's benchmark (the "Performance Fee"). Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the "Minimum Fee") to twice the Base Fee (the "Maximum Fee").

During the first twelve months of each Fund's Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the "Fulcrum Fee"). However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund's fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a "rolling" 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Index and the Fund's net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an

85

agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap programs using the Dunham Funds, N or A share classes. The Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares. The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

The Sub-Advisory fee rates earned by each the Sub-Adviser for the fiscal year ended October 31, 2017 are presented in the table above in the column entitled "Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2017." The Funds' SAI provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

Dunham Floating Rate Bond Fund

Newfleet Asset Management, LLC ("Newfleet"), an investment management firm located at 100 Pearl Street, Hartford, Connecticut 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Floating Rate Bond Fund.  Virtus Investment Partners, Ltd. owns 100% of Newfleet.  As of December 31, 2017, Newfleet had approximately $12.1 billion in assets under management for a national client base including individuals and institutions.

The Portfolio Managers of Newfleet who share primary responsibility for the day-to-day management of the Dunham Floating Rate Bond Fund are David L. Albrycht, Kyle A. Jennings, and Francesco Ossino.

86

David L. Albrycht, CFA

President and Chief Investment Officer

Mr. Albrycht is president and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. Mr. Albrycht joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Kyle A. Jennings, CFA

Senior Managing Director, Head of Credit Research

Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. Mr. Jennings is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies.

Francesco Ossino

Senior Managing Director and Senior Portfolio Manager

Francesco Ossino is Senior Managing Director, Senior Portfolio Manager, and Sector Head of the bank loan asset class at Newfleet. Prior to joining Newfleet in 2012, Mr. Ossino worked at Hartford Investment Management as a bank loan portfolio manager from 2004 to 2012, primarily focused on mutual fund portfolios and a commingled bank loan portfolio for institutional investors.

Dunham Corporate/Government Bond Fund

Newfleet Asset Management, LLC ("Newfleet"), an investment management firm located at 100 Pearl Street, Hartford, Connecticut, 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Corporate/Government Bond Fund.  Virtus Investment Partners, Ltd. owns 100% of Newfleet.  As of December 31, 2017, Newfleet had approximately $12.1 billion in assets under management for a national and international client base including individuals and institutions.
The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. David L. Albrycht and Stephen Hooker share responsibility for the day-to-day management of the Fund.

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is President and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Stephen Hooker

Managing Director and Portfolio Manager

Mr. Hooker joined Newfleet in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa.  Prior to Newfleet, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products.  He began his career in the investment industry in 1993.

Dunham Monthly Distribution Fund

Perella Weinberg Partners Capital Management LP (“Perella Weinberg”) is located at 767 Fifth Avenue, New York, New York 10153. Perella Weinberg serves as the Sub-Adviser to the Dunham Monthly Distribution Fund. Perella Weinberg launched in 2007 with capital raised from strategic investors to establish its operations and investment vehicles. The asset management business includes a diversified suite of products providing investors with forward looking investment strategies focused purely on investment returns which are uncorrelated to markets. Perella Weinberg is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Perella Weinberg is also registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act of 1936, as amended, and is a member of the National Futures Association. As of December 31, 2017, Perella Weinberg had approximately $13.3992 billion in assets under management.

87

David Baker

Partner and Portfolio Manager

Mr. Baker came to Perella Weinberg in 2012 after serving as a Managing Director overseeing long/short equity investing within Deutsche Bank. Prior to this role, he was Global Head of Portfolio Trading and Index Arbitrage, Global Cash Trading in the Deutsche Bank Equity Division. From 1985 to 1996, Mr. Baker was at Morgan Stanley in New York, where he was Head of North America Program Trading. He received a B.S. in Finance and Statistics from New York University.

Mr. Baker has primary responsibility for the day-to-day investment decisions of the Fund.

Dunham Dynamic Macro Fund

Mellon Capital Management Corporation (“Mellon”) is an investment management firm located at 50 Fremont Street, Suite 3900, San Francisco, California 94102. Mellon serves as the Sub-Adviser to the Dunham Dynamic Macro Fund. Mellon had approximately $381.3 billion in assets under management as of December 31, 2017.

Investment decisions for the Fund are made by Mellon’s Global Asset Allocation Team, consisting of Vassilis Dagioglu, James H. Stavena, and Torrey Zaches, who share primary responsibility for the day-today management of the Dunham Dynamic Macro Fund. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively. Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

Vassilis Dagioglu

Managing Director, Head of Asset Allocation Portfolio Management

Mr. Dagioglu joined Mellon in 1999 and is a Managing Director and Head of Asset Allocation Portfolio Management. Mr. Dagioglu leads a team of portfolio managers responsible for the implementation of Mellon's asset allocation strategies.

James Stavena

Managing Director, Asset Allocation

Mr. Stavena joined Mellon in 1998 and is a Managing Director, Asset Allocation. Mr. Stavena is a key contributor to the development, refinement, and risk management of all asset allocation investment strategies and signals at Mellon.

Torrey Zaches

Director, Asset Allocation

Mr. Zaches, a Director, joined Mellon in 1998 and participates as a member of the asset allocation investment team.

Dunham High-Yield Bond Fund

PineBridge, located at 399 Park Avenue, 4th Floor, New York, New York 10022, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2017, PineBridge managed approximately $85.322 billion in assets.

John Yovanovic, CFA

Portfolio Manager

Mr. Yovanovic has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and the Head of High Yield Portfolio Management at PineBridge. He has worked at PineBridge for 17 years and has 26 years in the industry. Mr. Yovanovic has a BBA from the University of Houston in 1991 and is a CFA Charterholder.

88

Dunham Alternative Dividend Fund

Sungarden Fund Management LLC (“Sungarden”) was organized in 2016 under the laws of Florida and its principal offices are at 1675 Market Street, Suite 211, Weston, Florida 33326. Sungarden serves as the Sub-Adviser to the Dunham Alternative Dividend Fund. Sungarden had approximately $193.3 million under management, as of December 31, 2017.

Investment decisions for the Fund are made by Rob Isbitts and Vincent Esposito. Messrs. Isbitts and Esposito have served as the Fund’s portfolio managers since its inception in 2016.

Rob Isbitts

Chief Investment Strategist, Portfolio Manager

Mr. Isbitts is the lead portfolio manager for the Sub-Adviser’s investment strategies. Mr. Isbitts founded Sungarden Investment Research, an affiliate of the Sub-Adviser, in 2012 and was responsible for the creation of the various strategies offered by the firm. Prior to joining Sungarden Investment Research, Mr. Isbitts was the Chief Investment Strategist of Carson Wealth Management since January 2011. Between 1998 and 2010, Mr. Isbitts was the co-founder and Chief Investment Officer of Emerald Asset Advisors.

Vincent Esposito

Managing Director, Portfolio Manager

Mr. Esposito joined Sungarden Investment Research, an affiliate of the Sub-Adviser, in May 2014 and serves as the managing director and member of the portfolio management team. Prior to joining Sungarden Investment Research, Mr. Esposito was the executive vice president and chief compliance officer for Spruce Hill Capital, LLC since November 2010.

PERFORMANCE OF COMPARABLE ACCOUNTS

Generally, when a fund is added, a comparable account presentation is generally shown in the prospectus for two years after the addition. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts) managed by the applicable sub-adviser has performed in the past over a longer period of time. It does not show you how the fund that is available in the Trust has performed or will perform. Presentations relating to the portfolio managers are provided because it is the portfolio manager that makes all investment decisions relating to the Fund.

When showing comparable performance using a composite, the Sub-Adviser includes all of its accounts with substantially similar goals (objectives), policies and strategies (unless otherwise noted in the presentation) except that the Sub-Adviser may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the Sub-Adviser’s performance or do not meet other established criteria for the published composite. The Sub-Adviser shown has represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them.

Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Monthly market values include income accruals.

Performance information has been provided by the Sub-Adviser and is not within the control of the Adviser. None of the performance or expense information regarding comparable accounts or composites has been independently verified by the Adviser.

89

SUNGARDEN FUND MANAGEMENT LLC

The chart below does not show you the performance of the Dunham Alternative Dividend Fund – it shows the performance of similar accounts managed by the Sub-Adviser.

This Fund has limited historical performance to report because it started on August 31, 2016. The chart shows the historical performance of a composite of accounts managed by the Sub-Adviser (the “Composite”) which have investment objectives, policies and strategies that are substantially similar to those of the Dunham Alternative Dividend Fund. As of December 31, 2017, the Composite consisted of 34 advisory accounts.

The performance shows the historical track record of the Sub-Adviser’s composite of other accounts and is not intended to imply how the Dunham Alternative Dividend Fund will perform. Total returns represent past performance of the Composite and not the Dunham Alternative Dividend Fund. Returns do not reflect the deduction of a sales load and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2017

Year/Period	Composite of Comparable Accounts (%)[1]	Dow Jones Moderately Conservative Index (%)[2]

2017	1.86	6.89
2016	15.34	5.65
2015	-5.42	-1.11
2014	5.34	4.78
2013	13.85	8.13
2012[3]	4.06	5.29

1 year	1.86	6.89
5 years	5.91	4.82
Since inception [3]	5.68	4.97

[1]	This column shows the performance of the Composite after the highest advisory fee charged (1.50%) for all advisory accounts have been deducted from gross performance and reflects transaction costs for all accounts in the Composite. The other accounts do not reflect deductions for custody and other expenses normally paid by mutual funds. If such expenses were included, returns would be lower. The Dunham Alternative Dividend Fund’s fees and expenses may be higher than those reflected in this Composite which would reduce performance. Accounts in the Composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected performance.

[2]	The Dow Jones Moderately Conservative Index is a relative risk index made up of several composite indices representing the three major asset classes: stocks, bonds and cash. The asset class indices are weighted differently within each relative risk index to achieve the targeted risk level. The weightings are rebalanced monthly to maintain these levels. Results include reinvested dividends.

[3]	The inception date of the Composite was February 1, 2012. Total returns and expenses are not annualized for periods less than one year.

Dunham International Opportunity Bond Fund

Allianz Global Investors U.S. LLC (“Allianz”), 555 Mission Street, San Francisco, California 94105, serves as the Sub-Adviser to the Dunham International Opportunity Bond Fund. Allianz is a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, a diversified global financial institution. As of December 31, 2017 Allianz had approximately $108.670 billion in assets under management.

The Fund’s portfolio is managed by a team consisting of portfolio managers, analysts and other investment professionals.  The team is led by Malie Conway, who has primary responsibility for the day-to-day management of the Fund.

Malie Conway

Chief Investment Officer, Senior Partner, Head of Global Credit

Ms. Conway joined Allianz in 1998 as a portfolio manager in charge of global credit and is currently Chief Investment Officer. Ms. Conway has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013 and a lead portfolio manager since January 2015.

90

Dunham Appreciation & Income Fund

Logan Circle Partners, L.P. (“Logan Circle”) is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle is an asset management firm dedicated to serving the institutional marketplace by providing innovative investment solutions and client-focused service. Logan Circle offers investment solutions for clients seeking to allocate to fixed income. Logan Circle is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2018, Logan Circle had approximately $38 billion in assets under management.

Andrew Kronschnabel, CFA

Portfolio Manager

Mr. Kronschnabel is a portfolio manager and leads the investment grade credit team. He is responsible for high grade credit across all Core-based, Corporate and Long / Short strategies at Logan Circle. Prior to joining Logan Circle in 2007, he was a member of the portfolio management team at Delaware Investments where he was responsible for Core-based and high grade products from 2000 to 2007. Mr. Kronschnabel received a Bachelor of Science degree in international economics and politics from Colorado College and is a CFA charterholder.

Joshua Lofgren, CFA

Portfolio Manager

Mr. Lofgren is a portfolio manager involved in all high grade credit strategies and the Long / Short credit strategy at Logan Circle. Prior to joining Logan Circle in 2012, Mr. Lofgren worked in the securities division at Goldman Sachs in New York for nine years, working with institutional clients across a range of credit products, including investment grade and high yield credit, in both cash and derivative form. Mr. Lofgren has a Bachelor of Science in Business Administration with a concentration in finance from the University of Richmond and is a CFA charterholder.

Messrs. Kronschnabel and Lofgren share primary responsibility for the day-to-day investment decisions of the Fund.

Dunham Large Cap Value Fund

Rothschild Asset Management Inc. (“Rothschild”), an investment management firm located at 1251 Ave of the Americas, New York, New York 10020, serves as the Sub-Adviser to the Dunham Large Cap Value Fund. As of December 31, 2017, Rothschild had approximately $10.6271 billion in assets under management.

The Dunham Large Cap Value Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Chris R. Kaufman

Managing Director

Mr. Kaufman is a member of Rothschild’s Large-Cap team and is responsible for the analytical coverage of the basic materials, cable/broadcasting, technology, and telecommunications sectors. In addition, Mr. Kaufman is the lead portfolio manager for the U.S. Large-Cap Value strategy. He is also a member of the firm’s Investment Committee. Mr. Kaufman has been with Rothschild since 2004 and in the industry since 1985.

Paul Roukis

CFA, Managing Director

Mr. Roukis is a member of Rothschild’s Large-Cap team and is responsible for the analytical coverage of the financial services, real estate, and utilities sectors. In addition, he is a portfolio manager on the firm’s U.S. Large-Cap Value strategy and serves as the lead for that strategy’s socially responsible accounts. He is also a member of the firm’s Quantitative Committee. Mr. Roukis has been with Rothschild since 2005 and in the industry since 1992.

91

Dunham Focused Large Cap Growth Fund

The Ithaka Group, LLC ("Ithaka"), a Delaware Limited Liability Company founded in 2008, serves as the Sub-Adviser to the Dunham Focused Large Cap Growth Fund. Ithaka manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, and other institutional investors. Ithaka, which is located at Suite 240, 3 Bethesda Metro Center, Bethesda, Maryland 20814, had approximately $822.6 million in assets under management as of December 31, 2017.

Security selection for the Dunham Focused Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The portfolio managers of the Ithaka team who are primarily responsible for the day-to-day management of the Dunham Focused Large Cap Growth Fund are William L. Johnson and Scott O'Gorman, Jr.

William L. Johnson

CEO, CIO and Portfolio Manager

Mr. Johnson is a co-founder of Ithaka. Prior to co-founding Ithaka, Mr. Johnson was a Managing Director and Senior Portfolio Manager at Sands Capital Management, which he co-founded in 1992. He spent the majority of his time managing portfolios, researching companies and searching for new investment ideas, having a strong influence on many of the purchase and sale decisions. Mr. Johnson has a B.A. in political science from DePauw University.

Scott O'Gorman, Jr., CFA

President and Portfolio Manager

Prior to co-founding Ithaka, Mr. O'Gorman was a Managing Director and Senior Portfolio Manager at Sands Capital Management, which he joined in 1999. His duties included portfolio management, equity research, client service and marketing. Mr. O'Gorman holds a B.A. in economics from Yale University and an M.B.A. from Columbia University.

Dunham International Stock Fund

Arrowstreet Capital, Limited Partnership ("Arrowstreet"), located at 200 Clarendon Street, Floor 30, Boston, serves as the Sub-Adviser to the Dunham International Stock Fund. Arrowstreet specializes in offering global equity investment strategies and asset management to institutional investors. Founded in 1999, it had approximately $97.508 billion in assets under management as of December 31, 2017.

The Dunham International Stock Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Peter Rathjens, Ph.D.

Chief Investment Officer

Dr. Rathjens has served as Chief Investment Officer at Arrowstreet since 1999. Dr. Rathjens has the overall responsibility for Arrowstreet's investment products and chairs the firm's Investment Committee. Prior to joining Arrowstreet, Dr. Rathjens oversaw all of PanAgora Asset Management's investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

John Capeci, Ph.D.

Partner, Portfolio Management

Dr. Capeci currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since September 1999. Dr. Capeci helps oversee all elements of Arrowstreet's portfolio management and production processes, including incorporating new research and implementation initiatives.  Prior to joining Arrowstreet, Dr. Capeci oversaw PanAgora Asset Management's quantitative research program and supervised an internal research staff responsible for the development and refinement of PanAgora's forecasting models.

Manolis Liodakis, Ph.D.

Partner, Portfolio Management

Dr. Liodakis currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since August 2012. Dr. Liodakis is responsible for many of the functions associated with the day to day implementation of Arrowstreet’s investment strategies. Prior to Arrowstreet, Dr. Liodakis served in various roles at Citadel Asset Management most recently as Managing Director, Global Equities Hybrid Strategies.

92

Tuomo Vuolteenaho, Ph.D.

Co-Director of Research

Dr. Vuolteenaho has served as Co-Director of Research since joining Arrowstreet in 2005 and holds a seat on the firm’s Investment Committee. Dr. Vuolteenaho is primarily responsible for Arrowstreet's research agenda, focusing on new signals and strategies based on both academic public-domain and proprietary quantitative research. Prior to joining Arrowstreet, Dr. Vuolteenaho held a position as an Associate Professor of Economics at Harvard University while simultaneously serving as a Faculty Research Fellow at the National Bureau of Economic Research.

Dunham Real Estate Stock Fund

Barings LLC (“Barings”) is an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, with a principal office located at 550 South Tryon Street, Suite 3300, Charlotte, NC 28202. Barings serves as the Sub-Advisers to the Dunham Real Estate Stock Fund. Founded in 1940, Barings is a global investment management organization with investment operations in the U.S., the United Kingdom, Australia, and Asia. Barings has provided investment advice to individual and institutional investors for more than 70 years and had assets under management as of December 31, 2017 of more than $304 billion.

David Wharmby, CFA

Managing Director and Global Head of Real Estate Securities

Mr. Wharmby is responsible for management of the Real Estate Securities Group, lead portfolio manager for global real estate securities strategies, co-portfolio manager for U.S. real estate securities strategies, chair of the Firm’s Securities Group Investment Committee, and a member of the Capital Markets Investment Committee.  Mr. Wharmby began his career at Barings in 1996 serving in acquisition underwriting and asset management roles prior to joining the Securities Group. Mr. Wharmby has primary responsibility for the day-to-day investment decisions of the Fund.

Dunham Small Cap Value Fund

Piermont Capital Management, Inc. (“Piermont”), located at 530 Maryville Centre Drive, Suite 230, St. Louis, Missouri 63141, serves as the Sub-Adviser to the Dunham Small Cap Value Fund. Piermont offers investment advisory and Sub-Advisory services to pension and profit sharing plans, mutual funds, and other institutional investors, and had approximately $310.3 million in assets under management as of December 31, 2017.

Stock selection for the Dunham Small Cap Value Fund is made by a team of portfolio managers, John S. Albert, CFA and Kevin A. Finn, CFA, who share primary responsibility for the day-to-day management of the Dunham Small Cap Value Fund.

John S. Albert, CFA

Portfolio Manager

John S. Albert is a founding member of Piermont and a member of Piermont’s Investment Committee. Mr. Albert joined Piermont in May 2005.

Kevin A. Finn, CFA

Portfolio Manager

Kevin A. Finn is a founding member of Piermont and a member of Piermont’s Investment Committee. Mr. Finn joined Piermont in June 2005.

Dunham Small Cap Growth Fund

Pier Capital, LLC ("Pier Capital"), 600 Summer Street Suite 203, Stamford, Connecticut, 06901, established in 1987, serves as the Sub-Adviser to the Dunham Small Cap Growth Fund. Pier Capital specializes in managing small and cap growth equity portfolios for institutional clients. Pier Capital, formerly known as SEB Asset Management America Inc. (“SEB”), had approximately $602.4 million in assets under management as of December 31, 2017.

Stock selection for the Dunham Small Cap Growth Fund is made by a team that consists of portfolio managers and analysts. Alex Yakirevich is primarily responsible for the day-to-day management of the Dunham Small Cap Growth Fund.

Alex Yakirevich

Portfolio Manager, Chief Investment Officer and President

Mr. Yakirevich has been with Pier Capital since he joined as an analyst in 2004.

93

Dunham Emerging Markets Stock Fund

Bailard, Inc. (“Bailard”), a California corporation, located at 950 Tower Lane, Suite 1900, Foster City, California 94404, serves as the Sub-Adviser to the Dunham Emerging Markets Stock Fund. Bailard offers investment advisory and sub-advisory services to separate account institutional clients, pooled investment vehicles, and high net worth individuals, and had approximately $4 billion in assets under management as of December 31, 2017.

Stock selection for the Dunham Emerging Markets Stock Fund is made by a team of portfolio managers, Anthony R. Craddock, Eric P. Leve, CFA, Peter M. Hill, and Daniel McKellar, CFA, who share primary responsibility for the day-to-day management of the Dunham Emerging Markets Stock Fund.

Anthony R. Craddock

Senior Vice President

Mr. Craddock, a member of Bailard’s international equity team, joined Bailard in 1997.

Eric P. Leve, CFA

Executive Vice President and Chief Investment Officer

Mr. Leve joined in Bailard in 1987 and currently serves as the firm’s Chief Investment Officer and is a senior member of the firm’s international equity team.

Peter M. Hill

Chairman and Chief Executive Officer

Mr. Hill is a member of the Bailard REIT Board of Directors and co-portfolio manager of the Bailard international equity strategy. Prior to assuming his current position, Mr. Hill was Bailard’s Chief Investment Officer for 13 years. Mr. Hill joined Bailard in 1985.

Daniel McKellar, CFA

Vice President, International Equity Research

Mr. McKellar is one of four portfolio managers on Bailard’s international and emerging markets equity strategies. Mr. McKellar joined Bailard as a quantitative analyst in January 2011.

94

HOW SHARES ARE PRICED

Each Fund's net asset value ("NAV") for each share class is normally calculated at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange (“NYSE”) is open. A Fund will not treat an intraday unscheduled disruption in NYSE trading as an exchange closure and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Certain short-term fixed-income securities may be valued based on amortized cost. If “market values” are not available for any securities, the Adviser will determine the “fair value “of the securities using Board-approved procedures In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

Any foreign portfolio securities generally are valued at the closing price on the foreign exchange on which the securities are traded. Occasionally, events that affect these values may occur after the close of that foreign exchange. If such events materially affect the value of the securities, the securities will be valued at their fair value.

95

HOW TO PURCHASE SHARES

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.

Types of Accounts

You may buy shares of a Fund at the Fund's NAV, next determined after you place your order. If you are making an initial investment in the Funds, you will need to open an account. Under certain circumstances, the Funds will accept a new Application Form signed electronically from a pre-approved electronic signature provider. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

•	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's medallion signature guarantee for any transaction requiring a medallion signature guarantee.
•	Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.
•	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.
•	Business Accounts. Corporations, partnerships and other legal entities also may open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

•	Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.
•	Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation in 2018. In addition, IRA holders' age 50 or older may contribute $1,000 a year more than these limits in 2018.
•	Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.
•	Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.
96

•	Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Funds, you must select a class of shares. The Funds offer Class A shares, Class C shares and Class N shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose. Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you. When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. You should also consider whether your investment in a Fund meets the minimum for Class N shares, which have no front-end sales change and no 12b-1 fees. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the Fees and Expenses section for each Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham Appreciation & Income Fund, Dunham Alternative Dividend, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund, at net asset value with the following Front End Sales Charge ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

97

The following sales charges apply to your purchases of Class A shares of the Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund at net asset value with the following FESC based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser);
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

98

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
  Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.
  The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.
  Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employee benefit or retirement plans or charitable accounts including, but not limited to, endowments, educational savings plans, Keogh Plans, 401(k) plans, profit-sharing pensions plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Whether a sales charge waiver is available for these types of accounts depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

99

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: .75% on purchases of $1 million to $3 million, .50% on purchases over $3 million up to and including $5 million, .25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds.

100

Purchasing Shares

Class A and Class C Shares

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund's shares. If you have elected "Telephone Privileges" on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See "Exchanging Shares."

If you have elected "Telephone Privileges" by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. The minimum telephone purchase is $100.

By Mail

Make your check payable to "Dunham Funds." Forward the check and your application to the address below. No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check. Make your check payable to "Dunham Funds." Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire	If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan	Open a Fund account using one of the previous methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.
101

Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

102

HOW TO REDEEM Shares

You have the right to sell ("redeem") all or any part of your shares. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

•         have declined or canceled your telephone investment privilege;

•         wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

•         must provide supporting legal documents such as a medallion signature guarantee for redemption requests by corporations, trusts and partnerships.

By Mail

If you are redeeming shares, you may send your redemption request to via Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150 Omaha, NE 68154

via Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You must include the following information in your written request: ·

•         a letter of instruction stating the name of the Fund, the dollar amount or number of shares you are redeeming, the names in which the account is registered and your account number;

•         other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•         a medallion signature guarantee, if necessary.

Request in "Good Order"

For our mutual protection, all redemption requests must include:

•         your account number

•         the Fund which you are redeeming from

•         the dollar or share amount of the transaction

•         for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

•         any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information.

By Systematic Withdrawal Plan	The Fund offers shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $100 per period. Note that this plan my deplete your investment and affect your income or yield.
Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.
103

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell ("redeem") all or any part of your shares by following the procedures established when you opened your account (see your account agreement). You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order. "Good Order" means your letter of instruction includes:

•	The name of the Fund
•	The number of shares or the dollar amount of shares to be redeemed
•	Signatures of all registered shareholders exactly as the shares are registered
•	The account number

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”). You may receive the proceeds in one of three ways:

1.	We can mail a check to your account's address. Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
2.	We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized shareholder bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3.	For a $15 fee, which will be deducted from your redemption proceeds; we can transmit the proceeds by wire to a pre-authorized shareholder bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

The Fund's transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”).

104

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in Good Order. Payment may be delayed for up to seven days:

• to allow your purchase to clear (as discussed below);

• during periods of market volatility;

• when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets; or

• during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of shares recently purchased by check (including a cashier's check or certified check), bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:

• when the NYSE is closed, other than customary weekend and holiday closings;

• when trading on the NYSE is restricted, as determined by the SEC;

• in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or

• as the SEC may by order permit for the protection of Fund shareholders.

You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.

Methods the Funds May Use to Meet Redemption Requests

The Funds intend to pay share redemptions in cash. To ensure that the Funds have cash to meet share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.

In unusual or stressed circumstances, the Fund may generate cash in the following ways:

• Uncommitted Line of Credit. The Fund participates in a $40,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund.

• Redemption in Kind. Although the Funds intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of a Fund's portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, a Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period.

105

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•	If you change ownership on your account
•	When you want the redemption proceeds sent to a different address than that registered on the account
•	Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record
•	If a change of address request has been received by the transfer agent within the last 15 days
•	For all redemptions of $50,000 or more from any shareholder account

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Fund toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

•	Vary or waive any minimum investment requirement.
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
•	Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).
•	Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV. The adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund's minimum after 60 days written request.
•	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
•	Modify or terminate the exchange privilege after 60 days written notice to shareholders.
106

•	Reject any purchase, redemption or exchange request that does not contain all required documentation.
•	Accept certain requests or instructions via electronic mail provided you have prior approval from the Funds.

If you elect telephone privileges on the account application or in a letter to the Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Fund’s transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under "Methods of Buying."

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

107

how to ExchangE Shares

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Fund’s Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Fund’s transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund’s distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Class N Only Money Market Exchanges

You may exchange all or a portion of your shares in a Fund for shares of the Treasury Obligations Portfolio-Investor Class (the "Money Market Fund") at their relative NAVs and you also may exchange back into a Fund without incurring any charges or fees. Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the section entitled "Minimum Investments" of this Prospectus. Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling toll free (888) 3DUNHAM (338-6426). The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase. When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds' net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•         Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•         Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Generally, the Funds distribute dividends and capital gains annually, if any. These distributions will typically be declared in November or December and paid in November or December. The IRS requires you to report these amounts on your income tax return for the year declared.

108

Dividends attributable to the net investment income of the Dunham Appreciation & Income Fund, Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund will be declared monthly and paid monthly.

Generally, the Dunham Alternative Dividend Fund distributes dividends and capital gains quarterly, if any. These distributions will typically be declared and paid quarterly in March, June, September and December. The IRS requires you to report these amounts on your income tax return for the year declared.

The Dunham Monthly Distribution Fund will make monthly distributions. Please refer to the sub-heading "Distribution Policy and Goals" under the section heading "Additional Information About Principal Investment Strategies and Related Risks" for a detailed description of the Fund's distribution policy and tax consequences.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital.  With respect to the Dunham Monthly Distribution Fund, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in such Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.  Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges: If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case

109

of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"Buying a Dividend": Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding: By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	Provide your correct social security or taxpayer identification number,
•	Certify that this number is correct
•	Certify that you are not subject to backup withholding, and
•	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor's exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds' Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply these policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

110

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Fund, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds. Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund's Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds, except for Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund, which pay 0.50%. In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services. The fee is treated by each Fund as an expense in the year it is accrued. Because these fees are paid out of each Fund's assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Class A or Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In certain instances, the Adviser may pay distribution-related expenses, including providing additional compensation to brokers-dealers, financial advisers or other financial institutions (“Financial Intermediaries”). In addition, the Adviser may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed by the Adviser. In some circumstances, those types of payments may relate to the Fund’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees, or fees it receives under a Fund’s Class A and Class C Plans.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

111

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by BBD, LLP, whose report, along with the Funds' financial statements, are included in the Funds' October 31, 2017 annual report, which is available upon request.

112

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each Period.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014*
Net asset value, beginning of period	$9.70	$9.60	$9.87	$10.00
Net investment income**	0.35	0.33	0.32	0.29
Net realized and unrealized gain (loss)	0.03	0.10	(0.27)	(0.15)
Total income from investment operations	0.38	0.43	0.05	0.14
Less distributions:
Distributions from net investment income	(0.35)	(0.33)	(0.32)	(0.27)
Total distributions	(0.35)	(0.33)	(0.32)	(0.27)
Net asset value, end of period	$9.73	$9.70	$9.60	$9.87
Total return +	4.01%	4.63%	0.51%	1.43%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$157,485	$94,219	$73,316	$63,120
Ratios of expenses to average net assets:	1.03%	1.34%	1.27%	1.27%
Ratios of net investment income to average net assets:	3.60%	3.24%	3.24%	2.87%
Portfolio turnover rate	91%	62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

113

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each Period.
	Class A				Class C
	Year Ended October 31,				Year Ended October 31,
	2017	2016	2015	2014*	2017		2016	2015	2014*
Net asset value, beginning of period	$9.70	$9.59	$9.87	$10.00	$9.69		$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.32	0.31	0.30	0.28	0.28		0.26	0.24	0.22
Net realized and unrealized gain (loss)	0.03	0.11	(0.28)	(0.16)	0.04		0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.35	0.42	0.02	0.12	0.32		0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.33)	(0.31)	(0.30)	(0.25)	(0.28)		(0.26)	(0.25)	(0.20)
Total distributions	(0.33)	(0.31)	(0.30)	(0.25)	(0.28)		(0.26)	(0.25)	(0.20)
Net asset value, end of period	$9.72	$9.70	$9.59	$9.87	$9.73		$9.69	$9.59	$9.86
Total return +	3.64%	4.49%	0.16%	1.20%	3.31	% #	3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$16,229	$10,923	$8,598	$13,664	$6,215		$4,545	$3,573	$3,888
Ratios of expenses to average net assets:	1.28%	1.59%	1.52%	1.52%	1.78%		2.10%	2.02%	2.02%
Ratios of net investment income to average net assets:	3.33%	3.49%	2.99%	2.84%	2.89%		2.74%	2.49%	2.24%
Portfolio turnover rate	91%	62%	51%	50%	91%		62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
114

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$13.92	$13.75	$14.14	$14.07		$14.74
Income from investment operations:
Net investment income*	0.31	0.36	0.42	0.38		0.37
Net realized and unrealized gain (loss)	(0.08)	0.19	(0.37)	0.16		(0.36)
Total income from investment operations	0.23	0.55	0.05	0.54		0.01
Less distributions:
Distributions from net investment income	(0.33)	(0.38)	(0.44)	(0.42)		(0.41)
Distributions from net realized gains	—	—	—	(0.05)		(0.27)
Total distributions	(0.33)	(0.38)	(0.44)	(0.47)		(0.68)
Net asset value, end of year	$13.82	$13.92	$13.75	$14.14		$14.07
Total return +	1.72%	4.09%	0.36%	3.85	% #	0.09	% #
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$62,757	$48,025	$41,989	$43,888		$81,201
Ratios of expenses to average net assets:	1.35%	1.13%	1.06%	1.37%		1.21%
Ratios of net investment income to average net assets:	2.27%	2.61%	3.00%	2.69%		2.56%
Portfolio turnover rate	61%	58%	54%	60%		173%
*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

115

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.90	$13.73	$14.13	$14.06	$14.73	$13.81	$13.65	$14.05	$13.98	$14.64
Income (loss) from investment operations:
Net investment income*	0.28	0.33	0.38	0.35	0.34	0.21	0.26	0.31	0.27	0.26
Net realized and unrealized gain (loss)	(0.08)	0.19	(0.37)	0.15	(0.36)	(0.08)	0.18	(0.37)	0.16	(0.35)
Total income (loss) from investment operations	0.20	0.52	0.01	0.50	(0.02)	0.13	0.44	(0.06)	0.43	(0.09)
Less distributions:
Distributions from net investment income	(0.30)	(0.35)	(0.41)	(0.38)	(0.38)	(0.23)	(0.28)	(0.34)	(0.31)	(0.30)
Distributions from net realized gains	—	—	—	(0.05)	(0.27)	—	—	—	(0.05)	(0.27)
Total distributions	(0.30)	(0.35)	(0.41)	(0.43)	(0.65)	(0.23)	(0.28)	(0.34)	(0.36)	(0.57)
Net asset value, end of year	$13.80	$13.90	$13.73	$14.13	$14.06	$13.71	$13.81	$13.65	$14.05	$13.98
Total return +	1.47%	3.86%	0.04%	3.59%	(0.15)%	0.98%	3.27%	(0.45)%	3.08%	(0.59)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,260	$4,832	$4,788	$3,684	$6,888	$3,199	$3,364	$3,698	$3,690	$7,733
Ratios of expenses to average net assets:	1.60%	1.38%	1.31%	1.62%	1.46%	2.10%	1.88%	1.81%	2.12%	1.96%
Ratios of net investment income to average net assets:	2.01%	2.40%	2.74%	2.44%	2.37%	1.52%	1.89%	2.27%	1.94%	1.80%
Portfolio turnover rate	61%	58%	54%	60%	173%	61%	58%	54%	60%	173%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

116

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$35.74	$36.36	$38.16	$38.47	$37.22
Income (loss) from investment operations:
Net investment income (loss)*	(0.36)	0.14	(0.18)	0.17	0.36
Net realized and unrealized gain (loss)	2.79	0.49	(0.39)	1.35	2.13
Total income (loss) from investment operations	2.43	0.63	(0.57)	1.52	2.49
Less distributions:
Distributions from net investment income	—	(0.55)	—	—	(0.41)
Distributions from net realized gains	—	—	(0.80)	(1.59)	(0.83)
Tax return of capital	(1.46)	(0.70)	(0.43)	(0.24)	0.00
Total distributions	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)
Net asset value, end of year	$36.71	$35.74	$36.36	$38.16	$38.47
Total return + #	6.92%	1.79%	(1.53)%	4.01%	6.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$212,178	$153,084	$163,843	$156,964	$161,347
Ratios of expenses to average net assets:
After waivers	2.73%	1.85%	2.09%	2.53%	2.23%
Dividends/borrowings on short sales	1.17%	0.61%	0.47%	0.59%	0.24%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.59%	1.26%	2.17%	2.11%	2.10%
After fee waivers	1.56%	1.24%	1.62%	1.94%	1.99%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.06)%	0.39%	(0.56)%	0.26%	0.84%
After fee waivers	(1.03)%	0.40%	(0.48)%	0.43%	0.95%
Portfolio turnover rate	382%	208%	155%	229%	227%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
117

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$34.90	$35.63	$37.52	$37.95	$36.82	$28.94	$29.99	$32.01	$32.87	$32.29
Income (loss) from investment operations:
Net investment income (loss)*	(0.40)	0.13	(0.27)	0.07	0.24	(0.55)	(0.14)	(0.46)	(0.20)	(0.07)
Net realized and unrealized gain (loss)	2.69	0.39	(0.39)	1.33	2.13	2.22	0.34	(0.33)	1.17	1.89
Total income (loss) from investment operations	2.29	0.52	(0.66)	1.40	2.37	1.67	0.20	(0.79)	0.97	1.82
Less distributions:
Distributions from net investment income	—	(0.55)	—	—	(0.41)	—	(0.55)	—	—	(0.41)
Distributions from net realized gains	—	—	(0.80)	(1.59)	(0.83)	—	—	(0.80)	(1.59)	(0.83)
Tax return of capital	(1.46)	(0.70)	(0.43)	(0.24)	0.00	(1.46)	(0.70)	(0.43)	(0.24)	0.00
Total distributions	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)
Net asset value, end of year	$35.73	$34.90	$35.63	$37.52	$37.95	$29.15	$28.94	$29.99	$32.01	$32.87
Total return + #	6.64%	1.54%	(1.80)%	3.74%	6.50%	5.82%	0.75%	(2.53)%	2.99%	5.71%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,186	$45,552	$74,247	$79,132	$68,427	$34,601	$39,118	$50,215	$48,193	$37,577
Ratios of expenses to average net assets:
After waivers	2.93%	2.06%	2.33%	2.78%	2.48%	3.68%	2.83%	3.09%	3.53%	3.23%
Dividends/borrowings on short sales	1.12%	0.59%	0.47%	0.59%	0.24%	1.12%	0.60%	0.47%	0.59%	0.24%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.83%	1.49%	2.42%	2.36%	2.34%	2.58%	2.24%	3.16%	3.11%	3.10%
After fee waivers	1.81%	1.48%	1.86%	2.19%	2.24%	2.56%	2.23%	2.62%	2.94%	2.99%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.14)%	0.36%	(0.79)%	0.01%	0.52%	(1.89)%	(0.50)%	(1.54)%	(0.74)%	(0.32)%
After fee waivers	(1.11)%	0.37%	(0.71)%	0.18%	0.63%	(1.86)%	(0.48)%	(1.46)%	(0.57)%	(0.21)%
Portfolio turnover rate	382%	208%	155%	229%	227%	382%	208%	155%	229%	227%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
118

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.55	$9.81	$9.65	$9.67	$9.95
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)	(0.00)	(0.14)	0.19	0.33
Net realized and unrealized gain (loss) **	0.66	(0.26)	0.30	(0.02)	(0.25)
Total income (loss) from investment operations	0.63	(0.26)	0.16	0.17	0.08
Less distributions:
Distributions from net investment income	—	—	—	(0.19)	(0.33)
Tax return of capital	—	—	—	—	(0.03)
Total distributions	—	—	—	(0.19)	(0.36)
Net asset value, end of year	$10.18	$9.55	$9.81	$9.65	$9.67
Total return + #	6.60%	(2.68)%	1.66%	1.80%	0.80%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$36,104	$28,650	$28,518	$11,758	$7,185
Ratios of expenses to average net assets:	1.83%	1.63%	2.15%	1.90%	1.67%
Ratios of net investment income (loss) to average net assets:	(0.32)%	(0.03)%	(1.37)%	1.96%	3.35%
Portfolio turnover rate	7%	54%	70%	238%	292%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
119

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.52	$9.81	$9.68	$9.70	$9.98	$9.23	$9.58	$9.52	$9.56	$9.86
Income (loss) from investment operations:
Net investment income (loss) *	(0.06)	(0.02)	(0.14)	0.18	0.31	(0.12)	(0.09)	(0.26)	0.11	0.23
Net realized and unrealized gain (loss) **	0.66	(0.27)	0.27	(0.04)	(0.25)	0.63	(0.26)	0.32	(0.04)	(0.26)
Total income (loss) from investment operations	0.60	(0.29)	0.13	0.14	0.06	0.51	(0.35)	0.06	0.07	(0.03)
Less distributions:
Distributions from net investment income	—	—	—	(0.16)	(0.31)	—	—	—	(0.11)	(0.24)
Tax return of capital	—	—	—	—	(0.03)	—	—	—	—	(0.03)
Total distributions	—	—	—	(0.16)	(0.34)	—	—	—	(0.11)	(0.27)
Net asset value, end of year	$10.12	$9.52	$9.81	$9.68	$9.70	$9.74	$9.23	$9.58	$9.52	$9.56
Total return + #	6.30%	(2.95)%	1.34%	1.52%	0.55%	5.53%	(3.66)%	0.63%	0.78%	(0.29)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,224	$3,897	$3,296	$1,729	$1,782	$1,969	$2,131	$1,938	$1,712	$2,053
Ratios of expenses to average net assets	2.08%	1.88%	2.40%	2.15%	1.92%	2.83%	2.63%	3.15%	2.90%	2.67%
Ratios of net investment income (loss) to average net assets:	(0.58)%	(0.26)%	(1.63)%	1.92%	3.13%	(1.34)%	(1.02)%	(2.35)%	1.19%	2.38%
Portfolio turnover rate	7%	54%	70%	238%	292%	7%	54%	70%	238%	292%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
120

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.94	$8.92	$9.51	$9.61	$9.52
Income (loss) from investment operations:
Net investment income*	0.42	0.44	0.44	0.46	0.47
Net realized and unrealized gain (loss)	0.30	0.02	(0.59)	(0.10)	0.09
Total income (loss) from investment operations	0.72	0.46	(0.15)	0.36	0.56
Less distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.44)	(0.46)	(0.47)
Total distributions	(0.44)	(0.44)	(0.44)	(0.46)	(0.47)
Net asset value, end of year	$9.22	$8.94	$8.92	$9.51	$9.61
Total return +	8.19%	5.39%	(1.63)%	3.77%	6.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$103,567	$78,194	$78,654	$102,412	$134,487
Ratios of expenses to average net assets:	1.19%	1.08%	1.02%	1.09%	1.11%
Ratios of net investment income to average net assets:	4.62%	5.09%	4.77%	4.72%	4.89%
Portfolio turnover rate	142%	62%	51%	62%	94%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.
121

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.02	$8.99	$9.58	$9.68	$9.59	$8.88	$8.86	$9.46	$9.55	$9.47
Income (loss) from investment operations:
Net investment income*	0.40	0.42	0.41	0.44	0.45	0.35	0.37	0.37	0.38	0.40
Net realized and unrealized gain (loss)	0.28	0.03	(0.59)	(0.10)	0.09	0.30	0.02	(0.60)	(0.08)	0.08
Total income (loss) from investment operations	0.68	0.45	(0.18)	0.34	0.54	0.65	0.39	(0.23)	0.30	0.48
Less distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.41)	(0.44)	(0.45)	(0.36)	(0.37)	(0.37)	(0.39)	(0.40)
Total distributions	(0.41)	(0.42)	(0.41)	(0.44)	(0.45)	(0.36)	(0.37)	(0.37)	(0.39)	(0.40)
Net asset value, end of year	$9.29	$9.02	$8.99	$9.58	$9.68	$9.17	$8.88	$8.86	$9.46	$9.55
Total return + #	7.70%	5.21%	(1.88)%	3.49%	5.74%	7.45%	4.65%	(2.47)%	3.13%	5.17%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,085	$10,478	$10,224	$22,022	$19,888	$7,785	$7,687	$9,231	$11,652	$13,741
Ratios of expenses to average net assets:	1.44%	1.33%	1.27%	1.34%	1.36%	1.94%	1.83%	1.77%	1.84%	1.86%
Ratios of net investment income to average net assets:	4.38%	4.84%	4.52%	4.47%	4.64%	3.88%	4.34%	4.02%	3.97%	4.15%
Portfolio turnover rate	142%	62%	51%	62%	94%	142%	62%	51%	62%	94%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
122

FINANCIAL HIGHLIGHTS
Dunham Alternative Dividend Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N				Class A			Class C
	Year Ended		Period Ended		Year Ended	Period Ended		Year Ended		Period Ended
	October 31,		October 31,		October 31,	October 31,		October 31,		October 31,
	2017		2016*		2017	2016*		2017		2016*
Net asset value, beginning of period	$11.72		$12.00		$11.72	$12.00		$11.71		$12.00
Income (loss) from investment operations:
Net investment income**	0.59		0.02		0.51	0.08		0.46		0.01
Net realized and unrealized loss	(0.47)		(0.30)		(0.40)	(0.36)		(0.46)		(0.30)
Total income (loss) from investment operations	0.12		(0.28)		0.11	(0.28)		0.00		(0.29)
Less distributions:
Distributions from net investment income	(0.57)		—		(0.56)	—		(0.47)		—
Total distributions	(0.57)		—		(0.56)	—		(0.47)		—
Net asset value, end of period	$11.27		$11.72		$11.27	$11.72		$11.24		$11.71
Total return +	0.90	% #	(2.33)%		0.78%	(2.33)%		(0.14	)% #	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$35,285		$23,934		$729	$12		$1,275		$418
Ratios of expenses to average net assets:
Before fees paid indirectly	1.31%		1.88	% ^	1.56%	2.61	% ^	2.31%		2.74	% ^
After fees paid indirectly	1.16%		1.88	% ^	1.41%	2.61	% ^	2.16%		2.74	% ^
Ratios of net investment income to average net assets:
Before fees paid indirectly	4.83%		0.86	% ^	4.34%	4.18	% ^	3.80%		0.44	% ^
After fees paid indirectly	4.99%		0.86	% ^	4.37%	4.18	% ^	3.95%		0.44	% ^
Portfolio turnover rate	514%		41	% (1)	514%	41	% (1)	514%		41	% (1)

*	The Fund commenced operations on August 31, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
123

(This page has been left blank intentionally.)

124

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014*
Net asset value, beginning of period	$9.37	$8.92	$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.03)	0.04	0.05	0.07
Net realized and unrealized gain (loss)	0.07	0.42	(0.77)	(0.37)
Total income (loss) from investment operations	0.04	0.46	(0.72)	(0.30)
Less distributions:
Distributions from net investment income	—	(0.01)	—	—
Distributions from net realized gains	(0.09)	—	—	—
Tax return of capital	—	—	—	(0.06)
Total distributions	(0.09)	(0.01)	—	(0.06)
Net asset value, end of period	$9.32	$9.37	$8.92	$9.64
Total return + #	0.57%	5.14%	(7.42)%	(2.99)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$32,441	$24,728	$31,935	$42,440
Ratios of expenses to average net assets	1.54%	1.28%	1.38%	1.38%
Ratios of net investment income (loss) to average net assets	(0.37)%	0.41%	0.52%	0.66%
Portfolio turnover rate (1)	56%	64%	52%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized for period less than one year.

125

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016		2015	2014*	2017	2016		2015	2014*
Net asset value, beginning of period	$9.32	$8.90		$9.64	$10.00	$9.22	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.06)	0.01		0.02	0.04	(0.10)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.09	0.41		(0.76)	(0.36)	0.07	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	0.03	0.42		(0.74)	(0.32)	(0.03)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	—	(0.00	) (a)	—	—	—	(0.00	) (a)	—	—
Distributions from net realized gains	(0.09)	—		—	—	(0.09)	—		—	—
Tax return of capital	—	—		—	(0.04)	—	—		—	(0.01)
Total distributions	(0.09)	(0.00	) (a)	—	(0.04)	(0.09)	(0.00	) (a)	—	(0.01)
Net asset value, end of period	$9.26	$9.32		$8.90	$9.64	$9.10	$9.22		$8.84	$9.62
Total return + #	0.46%	4.77%		(7.65)%	(3.22)%	(0.19)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,968	$2,118		$3,208	$3,513	$1,330	$1,204		$1,638	$1,879
Ratios of expenses to average net assets ^	1.79%	1.53%		1.63%	1.63%	2.29%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets ^	(0.63)%	0.10%		0.29%	0.41%	(1.11)%	(0.33)%		(0.24)%	(0.09)%
Portfolio turnover rate (1)	56%	64%		52%	60%	56%	64%		52%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for period less than one year.
126

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.05	$8.75	$10.88	$10.09	$8.90
Income (loss) from investment operations:
Net investment income*	0.16	0.23	0.27	0.11	0.16
Net realized and unrealized gain (loss)	0.72	(0.39)	(0.51)	0.83	1.28
Total income (loss) from investment operations	0.88	(0.16)	(0.24)	0.94	1.44
Less distributions:
Distributions from net investment income	(0.25)	(0.36)	(0.17)	(0.15)	(0.25)
Distributions from net realized gains	—	(0.18)	(1.72)	—	—
Total distributions	(0.25)	(0.54)	(1.89)	(0.15)	(0.25)
Net asset value, end of year	$8.68	$8.05	$8.75	$10.88	$10.09
Total return + #	11.20%	(1.92)%	(2.67)%	9.37%	16.59%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,953	$16,929	$20,210	$18,576	$15,855
Ratios of expenses to average net assets:	1.41%	1.42%	1.34%	1.44%	1.39%
Ratios of net investment income to average net assets:	1.90%	2.83%	2.83%	1.07%	1.70%
Portfolio turnover rate	106%	96%	82%	129%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
127

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.03	$8.73	$10.85	$10.06	$8.88	$7.86	$8.56	$10.66	$9.90	$8.74
Income (loss) from investment operations:
Net investment income *	0.14	0.20	0.24	0.09	0.13	0.07	0.14	0.18	0.01	0.06
Net realized and unrealized gain (loss)	0.72	(0.39)	(0.50)	0.82	1.27	0.71	(0.39)	(0.50)	0.80	1.26
Total income (loss) from investment operations	0.86	(0.19)	(0.26)	0.91	1.40	0.78	(0.25)	(0.32)	0.81	1.32
Less distributions:
Distributions from net investment income	(0.23)	(0.33)	(0.14)	(0.12)	(0.22)	(0.18)	(0.27)	(0.06)	(0.05)	(0.16)
Distributions from net realized gains	—	(0.18)	(1.72)	—	—	—	(0.18)	(1.72)	—	—
Total distributions	(0.23)	(0.51)	(1.86)	(0.12)	(0.22)	(0.18)	(0.45)	(1.78)	(0.05)	(0.16)
Net asset value, end of year	$8.66	$8.03	$8.73	$10.85	$10.06	$8.46	$7.86	$8.56	$10.66	$9.90
Total return + #	10.92%	(2.19)%	(2.84)%	9.10%	16.21%	10.08%	(2.95)%	(3.53)%	8.21%	15.35%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,125	$3,638	$4,211	$4,509	$4,368	$2,708	$3,181	$4,956	$4,046	$3,765
Ratios of expenses to average net assets:	1.66%	1.67%	1.59%	1.69%	1.64%	2.41%	2.44%	2.34%	2.44%	2.39%
Ratios of net investment income to average net assets:	1.66%	2.57%	2.56%	0.83%	1.45%	0.93%	1.81%	1.91%	0.08%	0.70%
Portfolio turnover rate	106%	96%	82%	129%	62%	106%	96%	82%	129%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
128

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.22	$16.32	$16.21	$14.55	$11.74
Income from investment operations:
Net investment income *	0.15	0.22	0.17	0.13	0.16
Net realized and unrealized gain (loss)	2.01	(0.04)	0.06	1.70	2.78
Total income from investment operations	2.16	0.18	0.23	1.83	2.94
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.12)	(0.17)	(0.13)
Distributions from net realized gains	—	(4.10)	—	—	—
Total distributions	(0.22)	(4.28)	(0.12)	(0.17)	(0.13)
Net asset value, end of year	$14.16	$12.22	$16.32	$16.21	$14.55
Total return + #	17.84%	1.73%	1.41%	12.64%	25.30%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$55,155	$45,026	$44,620	$41,917	$37,688
Ratios of expenses to average net assets:
After fee waivers				1.26%	1.00%
Before fees paid indirectly	1.13%	0.93%	1.12%	1.26%	1.00%
After fees paid indirectly	1.12%	0.93%	1.12%	1.26%	1.00%
Ratios of net investment income to average net assets:
After fee waivers				0.82%	1.25%
Before fees paid indirectly	1.12%	1.81%	1.03%	0.82%	1.25%
After fees paid indirectly	1.13%	1.81%	1.03%	0.82%	1.25%
Portfolio turnover rate	61%	59%	101%	22%	16%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
129

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.16	$16.26	$16.16	$14.52	$11.72	$11.65	$15.74	$15.68	$14.09	$11.36
Income from investment operations:
Net investment income (loss)*	0.11	0.19	0.13	0.09	0.13	0.02	0.10	0.00 (a)	(0.03)	0.03
Net realized and unrealized gain (loss)	2.02	(0.05)	0.06	1.69	2.77	1.92	(0.06)	0.06	1.65	2.71
Total income from investment operations	2.13	0.14	0.19	1.78	2.90	1.94	0.04	0.06	1.62	2.74
Less distributions:
Distributions from net investment income	(0.19)	(0.14)	(0.09)	(0.14)	(0.10)	(0.12)	(0.03)	—	(0.03)	(0.01)
Distributions from net realized gains	0.00	(4.10)	—	—	—	—	(4.10)	—	—	—
Total distributions	(0.19)	(4.24)	(0.09)	(0.14)	(0.10)	(0.12)	(4.13)	—	(0.03)	(0.01)
Net asset value, end of year	$14.10	$12.16	$16.26	$16.16	$14.52	$13.47	$11.65	$15.74	$15.68	$14.09
Total return + #	17.66%	1.43%	1.15%	12.31%	24.99%	16.72%	0.66%	0.38%	11.49%	24.09%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,174	$6,544	$6,577	$7,685	$4,980	$4,640	$4,850	$5,805	$5,639	$5,029
Ratios of expenses to average net assets:
After fee waivers				1.51%	1.25%				2.26%	2.00%
Before fees paid indirectly	1.38%	1.18%	1.37%	1.51%	1.25%	2.13%	1.93%	2.12%	2.26%	2.00%
After fees paid indirectly	1.37%	1.18%	1.37%	1.51%	1.25%	2.12%	1.93%	2.12%	2.26%	2.00%
Ratios of net investment income (loss) to average net assets:
After fee waivers				0.57%	0.99%				(0.18)%	0.25%
Before fees paid indirectly	0.84%	1.57%	0.78%	0.57%	0.99%	0.14%	0.83%	0.03%	(0.18)%	0.25%
After fees paid indirectly	0.85%	1.57%	0.78%	0.57%	0.99%	0.15%	0.83%	0.03%	(0.18)%	0.25%
Portfolio turnover rate	61%	59%	101%	22%	16%	61%	59%	101%	22%	16%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
130

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.92	$16.97	$15.01	$14.02	$10.42
Income (loss) from investment operations:
Net investment loss*	(0.14)	(0.10)	(0.16)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	3.59	(0.86)	2.12	1.29	3.70
Total income (loss) from investment operations	3.45	(0.96)	1.96	1.18	3.60
Less distributions:
Distributions from net realized gains	—	(0.09)	—	(0.19)	—
Total distributions	—	(0.09)	—	(0.19)	—
Net asset value, end of year	$19.37	$15.92	$16.97	$15.01	$14.02
Total return +	21.67%	(5.66)%	13.06%	8.48%	34.55%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$56,472	$51,242	$51,312	$37,106	$814
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.16%	1.20%	1.34%	1.16%	1.71%
After fee waivers and fees paid indirectly	1.14%	1.20%	1.34%	1.16%	1.69%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.79)%	(0.64)%	(1.00)%	(0.76)%	(0.70)%
After fee waivers and fees paid indirectly	(0.77)%	(0.64)%	(1.00)%	(0.76)%	(0.67)%
Portfolio turnover rate	38%	29%	45%	29%	91%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.
131

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.73	$16.80	$14.91	$13.96	$10.39	$15.17	$16.33	$14.59	$13.76	$10.33
Income (loss) from investment operations:
Net investment loss*	(0.18)	(0.14)	(0.19)	(0.21)	(0.11)	(0.30)	(0.25)	(0.31)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	3.53	(0.84)	2.08	1.35	3.68	3.40	(0.82)	2.05	1.28	3.69
Total income (loss) from investment operations	3.35	(0.98)	1.89	1.14	3.57	3.10	(1.07)	1.74	1.02	3.43
Less distributions:
Distributions from net realized gains	—	(0.09)	—	(0.19)	—	—	(0.09)	—	(0.19)	—
Total distributions	—	(0.09)	—	(0.19)	0.00	—	(0.09)	—	(0.19)	—
Net asset value, end of year	$19.08	$15.73	$16.80	$14.91	$13.96	$18.27	$15.17	$16.33	$14.59	$13.76
Total return +	21.30%	(5.84)%	12.68%	8.23%	34.36%	20.44%	(6.56)%	11.93%	7.47%	33.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,944	$9,620	$8,762	$19,949	$11,399	$6,758	$4,988	$5,222	$4,361	$510
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.41%	1.45%	1.59%	1.41%	1.96%	2.16%	2.20%	2.34%	2.16%	2.71%
After fee waivers and fees paid indirectly	1.39%	1.45%	1.59%	1.41%	1.94%	2.14%	2.20%	2.34%	2.16%	2.69%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.05)%	(0.91)%	(1.20)%	(1.48)%	(0.95)%	(1.80)%	(1.67)%	(2.00)%	(1.87)%	(1.70)%
After fee waivers and fees paid indirectly	(1.03)%	(0.91)%	(1.20)%	(1.48)%	(0.92)%	(1.78)%	(1.67)%	(2.00)%	(1.87)%	(1.67)%
Portfolio turnover rate	38%	29%	45%	29%	91%	38%	29%	45%	29%	91%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.
132

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.24	$14.24	$15.21	$15.22	$12.05
Income (loss) from investment operations:
Net investment income *	0.21	0.16	0.00 (a)	0.15	0.07
Net realized and unrealized gain (loss)	3.09	(0.15)	(0.61)	0.10	3.24
Total income (loss) from investment operations	3.30	0.01	(0.61)	0.25	3.31
Less distributions:
Distributions from net investment income	—	(0.01)	(0.30)	(0.26)	(0.14)
Distributions from net realized gains	—	—	(0.06)	—	—
Total distributions	—	(0.01)	(0.36)	(0.26)	(0.14)
Net asset value, end of year	$17.54	$14.24	$14.24	$15.21	$15.22
Total return + #	23.17%	0.06%	(4.10)%	1.66%	27.64%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$90,257	$78,640	$76,992	$57,359	$49,815
Ratios of expenses to average net assets:
Before fees paid indirectly	1.56%	1.63%	2.04%	2.04%	2.11%
After fees paid indirectly	1.55%	1.63%	2.04%	2.04%	2.11%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.34%	1.17%	0.03%	0.99%	0.52%
After fees paid indirectly	1.35%	1.17%	0.03%	0.99%	0.52%
Portfolio turnover rate	119%	143%	125%	117%	131%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents less than $0.01 per share.
133

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014		2013
Net asset value, beginning of year	$14.17	$14.21	$15.16	$15.19	$12.03	$13.60	$13.73	$14.68	$14.70		$11.64
Income (loss) from investment operations:
Net investment income (loss)*	0.17	0.13	(0.03)	0.15	0.06	0.04	0.03	(0.14)	(0.00	) (a)	(0.06)
Net realized and unrealized gain (loss)	3.08	(0.17)	(0.60)	0.06	3.22	2.95	(0.16)	(0.59)	0.10		3.13
Total income (loss) from investment operations	3.25	(0.04)	(0.63)	0.21	3.28	2.99	(0.13)	(0.73)	0.10		3.07
Less distributions:
Distributions from net investment income	—	—	(0.26)	(0.24)	(0.12)	—	—	(0.16)	(0.12)		(0.01)
Distributions from net realized gains	—	—	(0.06)	—	—	—	—	(0.06)	—		—
Total distributions	—	—	(0.32)	(0.24)	(0.12)	—	—	(0.22)	(0.12)		(0.01)
Net asset value, end of year	$17.42	$14.17	$14.21	$15.16	$15.19	$16.59	$13.60	$13.73	$14.68		$14.70
Total return + #	22.94%	(0.28)%	(4.26)%	1.35%	27.40%	21.99%	(0.95)%	(5.06)%	0.67%		26.40%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,524	$10,305	$9,032	$7,871	$4,741	$6,570	$6,483	$7,268	$6,551		$5,627
Ratios of expenses to average net assets:
Before fees paid indirectly	1.81%	1.88%	2.29%	2.29%	2.36%	2.56%	2.63%	3.04%	3.04%		3.11%
After fees paid indirectly	1.80%	1.88%	2.29%	2.29%	2.36%	2.55%	2.63%	3.04%	3.04%		3.11%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.07%	0.93%	(0.19)%	0.97%	0.41%	0.30%	0.20%	(0.94)%	(0.02)%		(0.46)%
After fees paid indirectly	1.08%	0.93%	(0.19)%	0.97%	0.41%	0.31%	0.20%	(0.94)%	(0.02)%		(0.46)%
Portfolio turnover rate	119%	143%	125%	117%	131%	119%	143%	125%	117%		131%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents less than $0.01 per share.
134

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.31	$19.23	$19.27	$16.53	$15.79
Income from investment operations:
Net investment income *	0.13	0.32	0.15	0.13	0.23
Net realized and unrealized gain	0.40	0.73	0.85	3.20	1.27
Total income from investment operations	0.53	1.05	1.00	3.33	1.50
Less distributions:
Distributions from net investment income	(0.36)	(0.21)	(0.11)	(0.20)	(0.23)
Distributions from net realized gains	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)
Total distributions	(3.18)	(1.97)	(1.04)	(0.59)	(0.76)
Net asset value, end of year	$15.66	$18.31	$19.23	$19.27	$16.53
Total return +	3.63%	5.77%	5.13%	21.09%	9.85%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$34,256	$25,479	$33,379	$37,143	$33,545
Ratios of expenses to average net assets:	1.17%	1.21%	1.64%	1.59%	1.30%
Ratios of net investment income to average net assets:	0.79%	1.74%	0.80%	0.77%	1.40%
Portfolio turnover rate	101%	110%	110%	97%	163%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.
135

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.35	$19.26	$19.33	$16.55	$15.77	$17.55	$18.50	$18.65	$16.02	$15.33
Income from investment operations:
Net investment income (loss) *	0.10	0.27	0.10	0.08	0.15	(0.02)	0.13	(0.04)	(0.04)	0.07
Net realized and unrealized gain	0.41	0.74	0.85	3.22	1.31	0.38	0.70	0.82	3.11	1.23
Total income from investment operations	0.51	1.01	0.95	3.30	1.46	0.36	0.83	0.78	3.07	1.30
Less distributions:
Distributions from net investment income	(0.26)	(0.16)	(0.09)	(0.13)	(0.15)	(0.21)	(0.02)	0.00	(0.05)	(0.08)
Distributions from net realized gains	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)
Total distributions	(3.08)	(1.92)	(1.02)	(0.52)	(0.68)	(3.03)	(1.78)	(0.93)	(0.44)	(0.61)
Net asset value, end of year	$15.78	$18.35	$19.26	$19.33	$16.55	$14.88	$17.55	$18.50	$18.65	$16.02
Total return +	3.44%	5.54%	4.85%	20.73%	9.60%	2.61%	4.73%	4.08%	19.88%	8.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,002	$9,376	$10,386	$3,913	$2,539	$2,448	$3,211	$3,847	$4,166	$2,684
Ratios of expenses to average net assets:	1.42%	1.45%	1.89%	1.84%	1.55%	2.17%	2.21%	2.64%	2.59%	2.30%
Ratios of net investment income (loss) to average net assets:	0.60%	1.45%	0.53%	0.48%	1.15%	(0.11)%	0.70%	(0.21)%	(0.24)%	0.40%
Portfolio turnover rate	101%	110%	110%	97%	163%	101%	110%	110%	97%	163%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.
136

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.41	$14.27	$15.45	$14.65	$11.21
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.09	(0.01)	0.04	0.07
Net realized and unrealized gain (loss)	3.57	0.54	(0.18)	1.45	3.40
Total income (loss) from investment operations	3.64	0.63	(0.19)	1.49	3.47
Less distributions:
Distributions from net investment income	(0.10)	(0.01)	(0.04)	(0.02)	(0.03)
Distributions from net realized gains	(0.48)	(0.48)	(0.95)	(0.67)	—
Total distributions	(0.58)	(0.49)	(0.99)	(0.69)	(0.03)
Net asset value, end of year	$17.47	$14.41	$14.27	$15.45	$14.65
Total return + #	25.55%	4.58%	(1.59)%	10.30%	31.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,710	$22,254	$22,068	$23,783	$16,640
Ratios of expenses to average net assets:	1.32%	1.48%	1.79%	1.45%	1.29%
Ratios of net investment income (loss) to average net assets:	0.45%	0.64%	(0.10)%	0.27%	0.62%
Portfolio turnover rate	100%	129%	122%	106%	147%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
137

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2017	2016	2015	2014		2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.29	$14.18	$15.36	$14.59		$11.16	$13.02	$13.06	$14.32	$13.74	$10.59
Income (loss) from investment operations:
Net investment income (loss)*	0.03	0.05	(0.05)	(0.00	) (a)	0.01	(0.08)	(0.05)	(0.15)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	3.54	0.54	(0.18)	1.44		3.42	3.21	0.49	(0.16)	1.35	3.18
Total income (loss) from investment operations	3.57	0.59	(0.23)	1.44		3.43	3.13	0.44	(0.31)	1.25	3.15
Less distributions:
Distributions from net investment income	(0.07)	—	—	—		—	—	—	—	—	—
Distributions from net realized gains	(0.48)	(0.48)	(0.95)	(0.67)		—	(0.48)	(0.48)	(0.95)	(0.67)	—
Total distributions	(0.55)	(0.48)	(0.95)	(0.67)		—	(0.48)	(0.48)	(0.95)	(0.67)	—
Net asset value, end of year	$17.31	$14.29	$14.18	$15.36		$14.59	$15.67	$13.02	$13.06	$14.32	$13.74
Total return + #	25.26%	4.33%	(1.83)%	10.02%		30.74%	24.29%	3.52%	(2.56)%	9.22%	29.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,569	$3,802	$3,801	$3,268		$1,756	$2,611	$2,241	$2,383	$2,494	$2,057
Ratios of expenses to average net assets:	1.57%	1.73%	2.04%	1.70%		1.54%	2.32%	2.48%	2.79%	2.45%	2.29%
Ratios of net investment income (loss) to average net assets:	0.19%	0.40%	(0.36)%	(0.06)%		0.15%	(0.57)%	(0.36)%	(1.11)%	(0.70)%	(0.37)%
Portfolio turnover rate	100%	129%	122%	106%		147%	100%	129%	122%	106%	147%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
138

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.34	$17.08	$17.71	$20.62	$15.69
Income from investment operations:
Net investment loss*	(0.15)	(0.06)	(0.24)	(0.29)	(0.19)
Net realized and unrealized gain (loss) (a)	5.12	(0.24)	1.19	1.11	6.10
Total income (loss) from investment operations	4.97	(0.30)	0.95	0.82	5.91
Less distributions:
Distributions from net realized gains	—	(1.40)	(1.58)	(3.73)	(0.98)
Tax return of capital	—	(0.04)	—	—	—
Total distributions	—	(1.44)	(1.58)	(3.73)	(0.98)
Net asset value, end of year	$20.31	$15.34	$17.08	$17.71	$20.62
Total return + #	32.40%	(1.88)%	5.36%	3.64%	40.28%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$24,641	$26,010	$23,152	$21,153	$16,146
Ratios of expenses to average net assets:
Before fees paid indirectly	1.36%	1.23%	1.58%	1.84%	1.35%
After fees paid indirectly	1.35%	1.23%	1.58%	1.84%	1.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.86)%	(0.38)%	(1.30)%	(1.61)%	(1.08)%
After fees paid indirectly	(0.85)%	(0.38)%	(1.30)%	(1.61)%	(1.08)%
Portfolio turnover rate	174%	181%	138%	192%	231%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
139

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.85	$16.62	$17.31	$20.28	$15.49	$12.79	$14.61	$15.51	$18.66	$14.43
Income from investment operations:
Net investment loss*	(0.19)	(0.10)	(0.27)	(0.34)	(0.24)	(0.28)	(0.18)	(0.36)	(0.42)	(0.32)
Net realized and unrealized gain (loss) (a)	4.96	(0.23)	1.16	1.10	6.01	4.26	(0.20)	1.04	1.00	5.53
Total income (loss) from investment operations	4.77	(0.33)	0.89	0.76	5.77	3.98	(0.38)	0.68	0.58	5.21
Less distributions:
Distributions from net realized gains	—	(1.40)	(1.58)	(3.73)	(0.98)	—	(1.40)	(1.58)	(3.73)	(0.98)
Tax return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—
Total distributions	—	(1.44)	(1.58)	(3.73)	(0.98)	—	(1.44)	(1.58)	(3.73)	(0.98)
Net asset value, end of year	$19.62	$14.85	$16.62	$17.31	$20.28	$16.77	$12.79	$14.61	$15.51	$18.66
Total return + #	32.12%	(2.12)%	5.12%	3.36%	39.88%	31.12%	(2.82)%	4.29%	2.56%	38.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,925	$5,540	$6,326	$6,443	$5,890	$2,644	$2,155	$3,163	$3,165	$2,685
Ratios of expenses to average net assets:
Before fees paid indirectly	1.61%	1.48%	1.83%	2.09%	1.60%	2.36%	2.23%	2.58%	2.84%	2.35%
After fees paid indirectly	1.60%	1.48%	1.83%	2.09%	1.60%	2.35%	2.23%	2.58%	2.84%	2.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.13)%	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.89)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%
After fees paid indirectly	(1.12)%	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.88)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%
Portfolio turnover rate	174%	181%	138%	192%	231%	174%	181%	138%	192%	231%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
140

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.73	$11.97	$14.75	$14.66	$13.82
Income (loss) from investment operations:
Net investment income *	0.17	0.20	0.08	0.20	0.00 (a)
Net realized and unrealized gain (loss) **	3.28	0.64	(2.67)	(0.11)	0.84
Total income (loss) from investment operations	3.45	0.84	(2.59)	0.09	0.84
Less distributions:
Distributions from net investment income	(0.24)	(0.08)	(0.19)	—	—
Total distributions	(0.24)	(0.08)	(0.19)	—	—
Net asset value, end of year	$15.94	$12.73	$11.97	$14.75	$14.66
Total return + #	27.69%	7.13%	(17.73)%	0.61%	6.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$51,365	$46,481	$42,831	$35,872	$24,736
Ratios of expenses to average net assets:	1.75%	1.27%	1.76%	1.29%	2.00%
Ratios of net investment income to average net assets:	1.18%	1.73%	0.59%	1.39%	0.03%
Portfolio turnover rate	74%	97%	137%	108%	166%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

(a)	Represents less than $0.01 per share.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
141

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.45	$11.71	$14.44	$14.39	$13.59	$11.82	$11.14	$13.76	$13.82	$13.16
Income (loss) from investment operations:
Net investment income (loss)*	0.14	0.17	0.05	0.16	(0.07)	0.02	0.08	(0.06)	0.04	(0.14)
Net realized and unrealized gain (loss) **	3.20	0.62	(2.62)	(0.11)	0.87	3.04	0.60	(2.49)	(0.10)	0.80
Total income (loss) from investment operations	3.34	0.79	(2.57)	0.05	0.80	3.06	0.68	(2.55)	(0.06)	0.66
Less distributions:
Distributions from net investment income	(0.21)	(0.05)	(0.16)	—	—	(0.14)	—	(0.07)	—	—
Total distributions	(0.21)	(0.05)	(0.16)	—	—	(0.14)	—	(0.07)	—	—
Net asset value, end of year	$15.58	$12.45	$11.71	$14.44	$14.39	$14.74	$11.82	$11.14	$13.76	$13.82
Total return + #	27.36%	6.84%	(17.94)%	0.35%	5.89%	26.31%	6.10%	(18.60)%	(0.43)%	5.02%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,242	$6,348	$4,594	$4,036	$2,475	$3,467	$3,380	$3,216	$3,593	$2,735
Ratios of expenses to average net assets:	2.00%	1.52%	2.01%	1.54%	2.25%	2.75%	2.27%	2.76%	2.29%	3.00%
Ratios of net investment income (loss) to average net assets:	0.98%	1.46%	0.40%	1.14%	(0.48)%	0.10%	0.77%	(0.48)%	0.34%	(1.03)%
Portfolio turnover rate	74%	97%	137%	108%	166%	74%	97%	137%	108%	166%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
142

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (800) 442-4358 or go to www.dunham.com

143

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates' everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

144

WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds' policies and management. The Funds' SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Website:

www.dunham.com

Through the SEC:

You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call (202) 942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Dechert LLP 650 Town Center Drive, Suite 700 Costa Mesa, California 92626	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202
Transfer Agent Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Fund Administrator Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	Independent Registered Public Accountants BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103

Investment Company Act File Number 811-22153

145

DUNHAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2018, as amended July 6, 2018

Dunham Floating Rate Bond Fund

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham Alternative Dividend Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus. Investors should understand that this Statement of Additional Information should be read in conjunction with the Class A, Class C and Class N Prospectus dated February 27, 2018, as amended July 6, 2018.

To obtain a free copy of each Prospectus or an annual or semi-annual report, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing, via regular mail, to Dunham Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

TABLE OF CONTENTS

General Information and History	2
Investment Restrictions	2
Description of Securities, Other Investment Policies
and Risk Considerations	6
Disclosure of Portfolio Holdings	42
Management of the Trust	44
Principal Holders of Securities	51
Investment Management and Other Services	54
Affiliations and Control of the Adviser and Other Service Providers	64
Administration, Fund Accounting and Custody Administration Services	64
Custodian	66
Transfer Agent Services	67
Distribution of Shares	67
Codes of Ethics	71
Proxy Voting Policies and Procedures	71
Securities Lending Activities	71
Portfolio Managers	72
Brokerage Allocation and Other Practices	90
Determination of Net Asset Value	92
How to Buy and Sell Shares	94
Taxes	95
Organization of the Trust	100
Independent Registered Public Accounting Firm	100
Legal Matters	100
Financial Statements	100
Appendix A – Ratings	101
Appendix B – Proxy Voting	107

For more information on the Dunham Funds, including charges and expenses, call the Funds at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

1

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

On March 3, 2008, the Trust completed a tax-free reorganization with the AdvisorOne Funds. Prior to the reorganization, each Fund (other than the Dunham Monthly Distribution Fund, Dunham Focused Large Cap Growth Fund, Dunham Alternative Dividend Fund, Dunham Dynamic Macro Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund) was a series of the AdvisorOne Funds. Information in each applicable Fund’s Prospectus includes information about its respective predecessor fund at AdvisorOne Funds because each applicable Fund is considered the successor to its respective predecessor fund.

On September 29, 2008, the Trust completed a reorganization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund. Information in the Funds’ Prospectus about the Dunham Monthly Distribution Fund includes information about the Kelmoore Strategy Liberty Fund because the Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund.

This Statement of Additional Information deals solely with the Dunham Floating Rate Bond Fund, Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham Dynamic Macro Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, Dunham Small Cap Growth Fund and Dunham Alternative Dividend Fund. As of the date of this SAI, these are all of the series of the Trust.

The Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, and Dunham International Opportunity Bond Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent

2

change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For example, this limitation does not apply to short sales, written options, forwards, futures and certain other derivative transactions, provided the applicable Fund segregates assets, or otherwise “covers” its obligations under the instruments.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or commodities, or commodities contracts, except that each Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

3

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(6) With respect to the Dunham International Opportunity Bond Fund and the Dunham Floating Rate Bond Fund: lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.  For all other Funds: make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(7) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized (this does not apply to the Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, or the Dunham International Opportunity Bond Fund, each of which is a non-diversified fund).

(8) The Dunham Real Estate Stock Fund will invest at least 25% of its total assets in the real estate industry. The remaining Funds will not invest 25% or more of the value of their respective assets in any one industry or group of industries.

In applying investment limitation (8), each Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities

4

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. Liquidity determinations are made by the applicable Sub-Adviser in accordance with policies adopted by the Board of Trustees and such determinations are monitored by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(6) Short sell securities, except as permitted by the Prospectus or Statement of Additional Information.

5

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies a Fund's Sub-Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Each Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Certain of the Funds may invest in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Sub-Adviser to be of comparable quality. Securities rated less than Baa3 by Moody’s or BBB- by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the

6

terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. A

7

Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

BORROWING. The Funds participate in a $40,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit

8

arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. Certain Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE MASTER NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Fund.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate Master Notes. Variable rate notes are subject to the Fund’s

9

investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

CYBERSECURITY

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

10

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

11

Equity Securities. Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price. The Funds may invest in initial public offerings ("IPOs"). Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity. The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

EXCHANGE-TRADED NOTES (“ETNs”). The Funds may invest in ETNs. ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Funds invest in an ETN, shareholders of the Funds bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Funds’ fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

12

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions. See “Derivatives”, above.

Each of the Equity Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the respective Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in

13

developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker/dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign

14

currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, and Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

Frontier Market Countries Risk. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in these countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade, barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may

15

continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of investing. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domicilliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo.

Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.

16

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

17

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and

18

purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS: VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market

19

instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments

20

held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-Adviser might not result in a successful hedging transaction over a very short time period.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

21

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘“covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or

22

currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or

23

currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the

24

underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions on Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv)

25

unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

26

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, the Funds are not subject to registration or regulation as commodity pool operator.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year-end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

27

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently

28

enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Dunham & Associates Investment Counsel,

29

Inc. (the “Adviser” or “Dunham & Associates”) under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INCOME TRUSTS. A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses is a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to both a declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting

30

asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities. Securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. In determining whether to lend securities, the Adviser or its agent, will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there

31

is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund (except the Dunham Real Estate Stock Fund) limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to

32

invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association ("GNMA") are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

33

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA or FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Publicly Traded Partnerships. A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one of r more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTSs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “rollup” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

34

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

MASTER LIMITED PARTNERSHIPS (“MLPs”). A Fund may invest in equity securities of MLPs. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.

OTHER INVESTMENT COMPANIES. The Funds may invest in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds, which involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value

35

(NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 10% of a Fund's assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

PIPE TRANSACTIONS. The Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under the federal securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

36

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines,

37

the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker/dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices—Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

Each Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act of 1940.

38

Structured products are typically sold in private placement transactions, and there currently may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index, total return, and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other

39

entity, employee benefit plan, governmental entity, broker/dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

SYNTHETIC CONVERTIBLE SECURITIES.A Fund may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. In creating a synthetic security, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

40

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a “when-issued” or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

41

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

Some Funds may engage in a high level of trading in seeking to achieve their investment objectives. Information regarding each Fund's portfolio turnover rate is available in the Financial Highlights section of the Prospectus. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares. A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

With respect to the Dunham Alternative Dividend Fund, the portfolio turnover rates for 2016 compared to 2017 vary significantly due to the fact that the Fund was launched in August 2016 and thus, the fiscal period ended October 31, 2016 only consisted of two months. With respect to the Dunham Monthly Distribution Fund, the Sub-Adviser was replaced effective April 1, 2017, resulting in an increase in portfolio turnover as the new Sub-Adviser implemented its Principal Investment Strategy.  With respect to the Dunham High-Yield Bond Fund, the Sub-Adviser was replaced effective July 1, 2017, resulting in an increase in portfolio turnover as the new Sub-Adviser implemented its Principal Investment Strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than thirty days after the end of each month, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the month. Each Fund files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

42

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Adviser and Sub-Advisers. Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s and each Sub-Adviser’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.
•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	Custodian. US Bank, N.A. is the custodian for the Dunham Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	BBD, LLP. BBD, LLP is the independent registered public accounting firm for the Dunham Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.
•	Dechert LLP. Dechert LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.
•	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.
•	Funds’ Website (www.dunham.com). The Dunham Funds release quarterly fact sheets which are posted on the Funds’ website and include top ten holdings. These fact sheets are posted no sooner than ten days after the relevant calendar quarter end.
43

•	Investment Company Institute (“ICI”). Gemini provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a Fund’s holding information publicly.

The Trust’s Chief Compliance Officer, or designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is led by Mr. Jeffrey A. Dunham, who has served as the Chairman of the Board of Trustees and President (Principal Executive Officer) since the Trust was organized in 2007. Mr. Dunham is an interested person by virtue of his indirect controlling interest in Dunham & Associates Investment Counsel, Inc. (the Trust's investment adviser and underwriter). The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees. The Trust does not have a Lead Independent Trustee, but under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees generally meet in executive session quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

44

Board Risk Oversight

The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees with a standing independent Audit Committee with a separate chair who is also the Audit Committee financial expert. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Dunham has over 30 years of business experience in the investment management, brokerage and real estate businesses, holds a Bachelor of Science degree in Business Administration with an emphasis in Finance from San Diego State University and serves as Chairman of the Dunham Trust Company. He possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board. Mr. Timothy M. Considine has over 40 years of business experience in the financial services industry, primarily as a partner at an accounting firm, is a Certified Public Accountant ("CPA") and has served as a Director since 1992 of HomeFed Corp, a publicly-traded residential real estate developer. Mr. Henry R. Goldstein has over 40 years of general business experience and specialized experience in the telecom and financial services field, serving as an executive with, or consultant to, RBC Daniels, an investment banking and advisory financial services company serving the telecom industry. Mr. Paul A. Rosinack has over 30 years of general business experience including in the medical device and biotechnology industries where he has served as President, CEO and Director of Qualigen, Inc., a medical device manufacturer, from 2004 to 2017. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee results in a highly qualified Board of Trustees.

Trustees and Officers

Because Dunham Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees oversee each portfolio in the Dunham Funds. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

45

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Timothy M. Considine c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age:77	Trustee	Since January 2008	Retired; Accountant, Considine & Considine (certified public accountant), 1960-2016.	15	HomeFed Corp., 1992-present
Henry R. Goldstein c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age:87	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009.	15	None
Paul A. Rosinack c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age: 71	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004-2017.	15	None
46

Interested Trustees and Officers
Jeffrey A. Dunham Age: 56	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	15	None
Denise S. Iverson Age: 58	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A

47

Joseph P. Kelly II Age: 43	Chief Compliance Officer	Since January 2014

General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.

				N/A	N/A
Tamara Beth Wendoll Age: 47	Secretary and AML Officer	Since December 2008 and September 2010	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment advisers, broker-dealer and distributor for mutual funds), 2008- present.	N/A	N/A
Ryan Dykmans Age: 36	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009- 2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age:48	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, 2012-present; Vice President (2004-2012); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Board of Trustees has an Audit Committee and a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors

48

and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2017, the Audit Committee met five times. The Nominating Committee reviews and nominates candidates to serve as non-interested Trustees. During the fiscal year ended October 31, 2017, the Nominating Committee did not meet. The Nominating Committee generally will not consider nominees recommended by shareholders of a Fund.

COMPENSATION OF TRUSTEES

Effective as of January 1, 2017, the Trust pays each Trustee of the Trust who is not an interested person an fee of $6,250 for each board meeting attended in person; $1,000 for each board meeting attended by telephone; $1,000 for attending a stand-alone (not held on the same day as a board meeting) committee meeting in person; and $500 for attending a stand-alone committee meeting by telephone. No additional compensation will be provided for Committee meetings occurring on the same day as a Board meeting. The cost is allocated among the Funds pro rata based on assets under management. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board. With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser.  The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2017.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees
Timothy M. Considine	$23,250	N/A	N/A	$23,250
Henry R. Goldstein	$23250	N/A	N/A	$23,250
Paul A. Rosinack	$23,250	N/A	N/A	$23,250

49

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2017 is set forth in the charts below:

Trustees	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In Dunham Funds
Interested Trustee:
Jeffrey A. Dunham	Over $100,000
Non-Interested Trustees:
Timothy M. Considine	Over $100,000
Henry R. Goldstein	Over $100,000
Paul A. Rosinack	Over $100,000

Aggregate Dollar Range of Equity In Each Fund
Trustees:
	Jeffrey A. Dunham	Timothy M. Considine	Henry R. Goldstein	Paul A. Rosinack
Dunham Corporate/ Government Bond Fund	$10,001-$50,000	10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Dunham Monthly Distribution Fund	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000
Dunham Floating Rate Bond Fund	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000
Dunham High-Yield Bond Fund	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Dunham International Opportunity Bond Fund	$50,001-$100,000	$1-$10,000	$10,001-$50,000	$50,001-$100,000
Dunham Dynamic Macro Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Dunham Alternative Dividend Fund	None	None	None	None
Dunham Appreciation & Income Fund	$1-$10,000	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Dunham Large Cap Value Fund	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000
Dunham Focused Large Cap Growth Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Dunham International Stock Fund	$10,001-$50,000	Over $100,000	$50,001-$100,000	Over $100,000
Dunham Real Estate Stock Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Dunham Small Cap Value Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
50

Dunham Emerging Markets Stock Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Dunham Small Cap Growth Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

As of December 31, 2017, Mr. Dunham owned of record or beneficially owned $7.2 million of one or more series of the Dunham Funds.

PRINCIPAL HOLDERS OF SECURITIES

The following table provides the name and address of any person who owns of record or is known to the Trust to beneficially own 5% or more of a class of the outstanding shares of a Fund as of June 15, 2018.

Dunham Trust Company 241 Ridge Street, Suite 100 Reno, NV 89501	Holds the following percentages of the class:
Dunham Monthly Distribution Fund- Class N	88.15%
Dunham Monthly Distribution Fund- Class C	15.88%
Dunham Floating Rate Bond Fund-Class N	98.84%
Dunham Floating Rate Bond Fund-Class C	51.78%
Dunham Corporate/Government Bond- Class N	99.61%
Dunham Corporate/Government Bond- Class C	51.49%
Dunham High-Yield Bond Fund- Class N	97.56%
Dunham High-Yield Bond Fund- Class C	38.31%
Dunham International Opportunity Bond Fund-Class N	99.74%
Dunham International Opportunity Bond Fund-Class C	64.01%
Dunham Dynamic Macro Fund- Class N	97.05%
Dunham Dynamic Macro Fund- Class C	70.34%
Dunham Appreciation & Income Fund- Class N	96.51%
Dunham Appreciation & Income Fund- Class C	37.50%
Dunham Alternative Dividend Fund – Class N	6.30%
Dunham Alternative Dividend Fund – Class C	40.61%
Dunham Large Cap Value Fund- Class N	97.02%
Dunham Large Cap Value Fund- Class C	62.13%
Dunham Focused Large Cap Growth Fund – Class N	87.76%
Dunham Focused Large Cap Growth Fund – Class C	40.70%
Dunham International Stock Fund- Class N	96.36%
Dunham International Stock Fund- Class C	63.69%
Dunham Real Estate Stock Fund- Class N	96.48%
Dunham Real Estate Stock Fund- Class C	52.01%
Dunham Small Cap Value Fund- Class N	93.69%
Dunham Small Cap Value Fund- Class C	63.33%
Dunham Small Cap Growth Fund- Class N	90.59%
Dunham Small Cap Growth Fund- Class C	44.34%
Dunham Emerging Markets Stock Fund- Class N	94.64%
Dunham Emerging Markets Stock Fund- Class C	52.36%
51

FUND	CLASS	% of CLASS
Dunham Alternative Dividend Fund
Charles Schwab & Co., Inc. ATTN: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 64105	N	27.70%

LPL Financial 4707 Executive Drive San Diego, CA 92121	C	5.62%

Kamil M. Sor Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	A	22.42%

Katherine P. Peva Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303		7.66%

Carol L. Gabriel Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303		7.09%

IRA FBO Robert S. Kol Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303		5.37%

Dunham Floating Rate Bond Fund
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	C	8.27%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	A	5.56%

Dunham High-Yield Bond Fund
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	C	5.23%

Dunham Appreciation & Income Fund
Pershing LLC	C	7.74%
52

P.O. Box 2052 Jersey City, NJ 07303

Angelus L. Iwanczyk Pershing LLC P.O. Box 2052 Jersey City, NJ 07303		5.03%

Dunham Monthly Distribution Fund
SCHWAB 101 Montgomery Street San Francisco, CA 64104	A	5.78%

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. Additional information on owners of more than 25% of a Fund’s outstanding shares is presented below:

Dunham Trust Company is a private Nevada Trust. Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation

As of June 15, 2018, the Trustees and officers as a group owned, with respect to the outstanding Class N Shares, the following: 1.33% of the Dunham Floating Rate Bond Fund; 1.10% of the Dunham Emerging Markets Stock Fund; and 2.53% of the Dunham Dynamic Macro Fund. The Trustees and officers as a group owned less than 1% of the outstanding shares of any class of the other Dunham Funds.

53

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. The Adviser is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”). Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings. The Adviser, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds. Pursuant to the Investment Management Agreement with the Funds (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Trustees and in conformity with the stated policies of the Funds, manages the operations of the Funds and reviews the performance of the Sub-Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on December 18-19, 2017. The Adviser and AdvisorOne Funds, have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Funds, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. The Trust may rely on the Order provided the Funds are managed by the Adviser and other conditions are met.

The Order also permits the Adviser, subject to the approval of the Trustees, to replace Sub-Advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund (not the Adviser) pays the Sub-Adviser a fulcrum fee. Each Fund’s Sub-Adviser is compensated based on its performance and each sub-advisory agreement is a fulcrum fee. Below are the approved Fulcrum fee arrangements:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.70% – 1.10%	0.60%	0.10% – 0.50%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution *	0.87% – 1.65%	0.65%	0.22% – 0.98%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond **	0.82% – 1.02%	0.60%	0.22% – 0.42%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income***	0.70% – 1.80%	0.65%	0.05% – 1.15%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
54

*	Prior to April 1, 2018 the Sub-Adviser’s Portion for Monthly Distribution was 0.25%-1.05% and the Management Fee was 0.90%-1.70%.

**	Prior to July 1, 2017 the Sub-Adviser’s Portion for High-Yield Bond was 0.20%-0.60% and the Management Fee was 0.80%-1.20%.

***	Prior to July 1, 2018 the Sub-Adviser’s Portion for Appreciation & Income was 0.20%-0.60% and the Management Fee was 0.85%-1.25%.

All of the sub-advisory fee rates below are within the limits of the following negotiable sub-advisory fee ranges pre-approved by the Predecessor Funds’ shareholders on August 26, 2005, unless otherwise d, as noted:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Corporate/ Government Bond Fund	30 basis points (0.30%) +/- 15 basis points (0.15%)	0% - 0.70%
Dunham Monthly Distribution Fund	60 basis points (0.60%) +/- 38 basis points (0.38%)	0% - 1.50%
Dunham Floating Rate Bond Fund	30 basis points (0.30%) +/- 20 basis points (0.20%)	0% - 0.90%(2)
Dunham High-Yield Bond Fund	40 basis points (0.40%) +/- 20 basis points (0.20%)	0% - 0.80%(3)
Dunham International Opportunity Bond Fund	45 basis points (0.45%) +/-25 basis points (0.25%)	0% - 0.95%(3)
Dunham Dynamic Macro Fund	75 basis points (0.75%) +/-35 basis points (0.35%)	0% - 1.50%(4)
Dunham Appreciation & Income Fund	60 basis points (0.60%) +/- 55 basis points (0.55%)	0% - 1.50%
Dunham Large Cap Value Fund	30 basis points (0.30%) +/- 20 basis points (0.20%)	0% - 1.00%
Dunham Focused Large Cap Growth Fund	35 basis points (0.35%) +/- 15 basis points (0.15%)	0% -1.10%(5)
Dunham International Stock Fund	65 basis points (0.65%) +/- 35 basis points (0.35%)	0% - 1.00%
Dunham Real Estate Stock Fund	40 basis points (0.40%) +/- 30 basis points (0.30%)	0% - 1.00%
Dunham Small Cap Value Fund	45 basis points (0.45%) +/- 35 basis points (0.35%)	0% - 1.50%
Dunham Emerging Markets Stock Fund	50 basis points (0.50%) +/- 40 basis points (0.40%)	0% - 1.20%
Dunham Small Cap Growth Fund	50 basis points (0.50%) +/- 50 basis points (0.50%)	0% - 1.30%
Dunham Alternative Dividend Fund	60 basis points (0.60%) +/- 30 basis points (0.30%)	0% - 1.20%(6)

(1)	The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008.
55

(2)	The range for the Dunham International Opportunity Bond Fund and the range of the Dunham Floating Rate Bond Fund was approved by the initial Dunham International Opportunity Bond Fund shareholder and the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013.
(3)	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005.
(4)	The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010.
(5)	The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011.
(6)	The range for the Dunham Alternative Dividend Fund was approved by the initial Dunham Alternative Dividend Fund shareholder on August 31, 2016.

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2017.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$285,373	-	$285,373	$228,488	-	$228,488
Dunham Monthly Distribution Fund	$1,588,261	-	$1,588,261	$1,610,667	$62,399	$1,548,268
Dunham Floating Rate Bond Fund	$795,781	-	$795,781	$219,155	-	$219,155
Dunham High-Yield Bond Fund	$605,611	-	$605,611	$330,002	-	$330,002
Dunham International Opportunity Bond Fund	$175,236	-	$175,236	$92,518	-	$92,518
Dunham Dynamic Macro Fund	$246,769	-	$246,769	$289,318	-	$289,318
Dunham Appreciation & Income Fund	$130,301	-	$130,301	$34,227	-	$34,227
Dunham Large Cap Value Fund	$410,956	-	$410,956	$100,024	-	$100,024
56

Dunham Focused Large Cap Growth Fund	$452,280	-	$452,280	$147,932	-	$147,932
Dunham International Stock Fund	$650,960	-	$650,960	$511,072	-	$511,072
Dunham Real Estate Stock Fund	$227,159	-	$227,159	$28,394	-	$28,394
Dunham Small Cap Value Fund	$186,802	-	$186,802	$52,771	-	$52,771
Dunham Emerging Markets Stock Fund	$374,825	-	$374,825	$384,472	-	$384,472
Dunham Small Cap Growth Fund	$229,370	-	$229,370	$103,082	-	$103,052
Dunham Alternative Dividend Fund	$228,062	-	$228,062	$107,985	-	$107,985

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2016.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$264,596	-	$264,596	$105,761	-	$105,761
Dunham Monthly Distribution Fund	$1,659,368	-	$1,659,368	$871,660	$(31,929)	$839,731
Dunham Floating Rate Bond Fund	$543,315	-	$543,315	$366,904	-	$366,904
57

Dunham High-Yield Bond Fund	$569,532	-	$569,532	$184,865	-	$184,865
Dunham International Opportunity Bond Fund	$187,466	-	$187,466	$48,697	-	$48,697
Dunham Dynamic Macro Fund	$226,768	-	$226,768	$205,090	-	$205,090
Dunham Appreciation & Income Fund	$169,547	-	$169,547	$70,450	-	$70,450
Dunham Large Cap Value Fund	$358,282	-	$358,282	-	$(11,580)	$(11,580)
Dunham Focused Large Cap Growth Fund	$416,072	-	$416,072	$168,943	-	$168,943
Dunham International Stock Fund	$582,548	-	$582,548	$484,469	-	$484,469
Dunham Real Estate Stock Fund	$278,179	-	$278,179	$83,069	-	$83,069
Dunham Small Cap Value Fund	$179,163	-	$179,163	$109,327	-	$109,327
Dunham Emerging Markets Stock Fund	$335,015	-	$335,015	$89,368	-	$89,368
Dunham Small Cap Growth Fund	$216,301	-	$216,301	$46,494	-	$46,494
Dunham Alternative Dividend Fund**	$20,806	-	$20,806	$4,782	-	$ 4,782

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2015.

58

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$269,264	-	$269,264	$83,408	-	$83,408
Dunham Monthly Distribution Fund	$1,905,882	-	$1,905,882	$2,277,550	$(238,561)	$2,038,989
Dunham Floating Rate Bond Fund	$500,765	-	$500,765	$265,021	-	$265,021
Dunham High-Yield Bond Fund	$690,883	-	$690,883	$197,749	-	$197,749
Dunham International Opportunity Bond Fund	$284,479	-	$284,479	$144,998	-	$144,998
Dunham Dynamic Macro Fund	$161,056	-	$161,056	$234,206	-	$234,206
Dunham Appreciation & Income Fund	$188,182	-	$188,182	$74,303	-	$74,303
Dunham Large Cap Value Fund	$361,580	-	$361,580	$95,583*	-	$95,583*
Dunham Focused Large Cap Growth Fund	$ 390,906	-	$390,906	$229,477	-	$229,477
Dunham International Stock Fund	$511,780	-	$511,780	$699,836	-	$699,836
Dunham Real Estate Stock Fund	$322,741	-	$322,741	$330,303	-	$330,303
59

Dunham Small Cap Value Fund	$188,627	-	$188,627	$186,329	-	$186,329
Dunham Emerging Markets Stock Fund	$292,998	-	$292,998	$269,129	-	$269,129
Dunham Small Cap Growth Fund	$216,616	-	$216,616	$169,589	-	$169,589
Dunham Alternative Dividend Fund**	N/A	N/A	N/A	N/A	N/A	N/A

*A new Sub-Advisory Agreement became effective July 1, 2015. Of the amount shown in the table above, the former Sub-Adviser received $40,447 and the current Sub-Adviser received $55,136 in sub-advisory fees.

** Had not yet commenced operations.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers

In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each sub-advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). In addition, certain sub-advisors have agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months.

During the first twelve months of each Fund’s sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”). However, because each such sub-advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser in most cases will receive no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the

60

first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the fulcrum fee methodology employed in each sub-advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these Fees/factors/rates/amounts will vary with each sub-advisory agreement.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
61

0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Below is a list of the Funds with each corresponding Benchmark Index:

Fund Name	Benchmark
Dunham Corporate / Government Bond Fund	Barclays Aggregate Bond Index
Dunham Monthly Distribution Fund	IQ Hedge Market Neutral Total Return Index
Dunham Floating Rate Bond Fund	S&P/LSTA Leveraged Loan Index
Dunham High-Yield Bond Fund	Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index
Dunham International Opportunity Bond Fund	Barclays Global Aggregate Bond ex-US Index Unhedged Index
Dunham Dynamic Macro Fund	Index IQ IQ Hedge Global Macro Beta Index
Dunham Appreciation & Income Fund	BofA Merrill Lynch U.S. 3-month Treasury Bill Index PLUS 300 bps (3.00%)
Dunham Large Cap Value Fund	Russell 1000® Value Index
Dunham Focused Large Cap Growth Fund	Russell 1000® Growth Index
Dunham International Stock Fund	MSCI AC World ex US Index (Net)
Dunham Real Estate Stock Fund	FTSE NAREIT All REIT Index
Dunham Small Cap Value Fund	Russell 2000® Value Index
Dunham Emerging Markets Stock Fund	MSCI Emerging Markets Index (Net)
Dunham Small Cap Growth Fund	Russell 2000® Growth Index
Dunham Alternative Dividend Fund	Dow Jones Moderately Conservative Index

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held by the Fund it serves in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The fee paid to each Sub-Adviser is governed by each Fund’s respective Sub-Advisory Agreement. Each Fund pays its respective Sub-Adviser directly pursuant to a fulcrum fee arrangement.

Expenses not expressly assumed by the Adviser under the Advisory Agreement or by Dunham & Associates under the Distribution Agreement are paid by the Trust. Expenses incurred by a Fund are allocated among the various Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Sub-Adviser pursuant to the Sub-Advisory Agreements between each Sub-Adviser and Dunham & Associates with respect to the Funds are paid by Dunham & Associates. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Dunham & Associates (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in

62

connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, Dunham & Associates, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 30 days but not more than 60 days written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Advisers:

To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria: A review of the money manager’s: (1) absolute and relative performance; (2) performance in rising markets; (3) performance and falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities; (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, each Fund’s performance is provided to the Board, and on an annual basis, the Company arranges for each Fund’s Sub-Adviser to appear before the Board to present the Fund’s overall performance for the year.

63

Process for Overseeing Compliance With Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions. The Trustees receive quarterly reports from Sub-Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Dunham & Associates, the A Adviser for the Funds also serves as the distributor to the Funds. Gemini Fund Services, LLC, a wholly owned subsidiary of NorthStar Financial Services Group, LLC, a Nevada limited liability company, is the administrator for the Funds.

ADMINISTRATION, FUND ACCOUNTING AND CUSTODY ADMINISTRATION SERVICES

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the 80 Arkay Drive, Ste. 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. For the services rendered to the Funds by the Administrator, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Administration Services. Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on September 23, 2004 and approved by the Board of Trustees at the Dunham Funds organizational meeting on January 15, 2008. The Agreement shall remain in effect for two years from the date of its approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and

64

state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and the Prospectuses.

Each of the Funds accrued the following amounts in administrative fees for the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015:

FUND	October 31, 2017	October 31, 2016	October 31, 2015
Dunham Corporate/Government Bond Fund	$100,154	$79,035	$82,109
Dunham Monthly Distribution Fund	$144,373	$164,572	$180,135
Dunham Floating Rate Bond Fund	$142,347	$109,296	$101,999
Dunham High-Yield Bond Fund	$94,732	$84,916	$89,598
Dunham International Opportunity Fund	$49,126	$30,953	$48,990
Dunham Dynamic Macro Fund	$24,463	$23,134	$14,434
Dunham Appreciation & Income Fund	$16,769	$20,018	$20,699
Dunham Large Cap Value Fund	$38,707	$34,059	$34,907
Dunham Focused Large Cap Growth Fund	$43,030	$37,957	$34,357
Dunham International Stock Fund	$88,504	$118,648	$78,398
Dunham Real Estate Stock Fund	$22,662	$25,654	$28,959
Dunham Small Cap Value Fund	$21,038	$12,983	$22,887
Dunham Emerging Markets Stock Fund	$44,352	$42,845	$34,393
Dunham Small Cap Growth Fund	$23,814	$21,698	$20,764
Dunham Alternative Dividend Fund	$23,074	$1,550	N/A*

* Not yet operational.

Fund Accounting Services. The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring

65

and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

Each of the following Funds accrued the following amounts in fund accounting fees for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017:

FUND	October 31, 2015	O October 31, 2016	October 31, 2017
Dunham Corporate/Government Bond Fund	$16,736	$16,575	$15,923
Dunham Monthly Distribution Fund	$85,683	$80,658	$69,475
Dunham Floating Rate Bond Fund	$24,592	$27,415	$36,530
Dunham High-Yield Bond Fund	$33,600	$31,721	$25,171
Dunham International Opportunity Bond Fund	$15,026	$9,493	$6,965
Dunham Dynamic Macro Fund	$7,778	$10,597	$10,466
Dunham Appreciation & Income Fund	$8,340	$8,659	$5,029
Dunham Large Cap Value Fund	$18,233	$16,098	$18,377
Dunham Focused Large Cap Growth Fund	$17,183	$18,887	$20,478
Dunham International Stock Fund	$24,115	$27,226	$28,454
Dunham Real Estate Stock Fund	$14,438	$12,938	$9,984
Dunham Small Cap Value Fund	$8,638	$9,262	$8,565
Dunham Emerging Markets Stock Fund	$14,040	$15,777	$18,182
Dunham Small Cap Growth Fund	$9,749	$10,200	$9,927
Dunham Alternative Dividend Fund	N/A*	$875	$10,496

* Not yet operational.

CUSTODIAN

US Bank, N.A. (“US Bank”) serves as the custodian for the Funds’ assets pursuant to a Custody Agreement by and between US Bank and the Trust. US Bank’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian Contract, US Bank also provides certain accounting and pricing services to the Fund; maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; reconciles bank account balances monthly; records purchases and sales based upon communications from the Adviser and Sub-Advisers; and prepares monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. US Bank’s principal place of business is 425 Walnut Street, Cincinnati, OH 45202.

66

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreements with Funds dated September 23, 2004 Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

Dunham & Associates, is the Fund’s Adviser as well as the distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds, and Dunham & Associates. Dunham & Associates is a registered broker/dealer and member of the Financial Industry Regulatory Authority Shares of the Funds are offered on a continuous basis. The Distribution Agreement provides that Dunham & Associates, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.

For the fiscal years ended October 31, 2017, October 31, 2016, and October 31, 2015, Dunham & Associates received $19,196, $16,549, and $32,609, respectively from the Funds for underwriting services.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended October 31, 2017.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Dunham & Associates Investment Counsel, Inc.	None	None	None	$19,195.75

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), pursuant to which Class C shares pay Dunham & Associates or other entities compensation accrued daily and payable monthly for distribution services. Class C shares charge Rule 12b-1 fees at the annual rate of 0.75% for the Equity Funds and 0.50% for the Fixed-Income Funds of a Fund’s net assets attributable to said Class C shares.

In addition, the Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan,” together with the 12b-1 Plan, the “Plans”) for each Fund’s Class A and Class C shares, pursuant to which such Shares pay Dunham & Associates or other entities compensation accrued daily and payable monthly for shareholder services. Each of Class A and Class C shares charge shareholder servicing fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A and Class C
67

shares. For the fiscal years ended October 31, 2017, October 31, 2016, and October 31, 2015, each Fund paid the following fees pursuant to the Plans for Class A and Class C shares:

FUND	October 31, 2017*	October 31, 2016*	October 31, 2015*
Dunham Corporate/ Government Bond Fund	$37,955	$40,706	$38,069
Dunham Monthly Distribution Fund	$467,180	$582,133	$710,300
Dunham Floating Rate Bond Fund	$76,115	$52,339	$49,661
Dunham High-Yield Bond Fund	$85,434	$87,366	$116,738
Dunham International Opportunity Bond Fund^	$15,764	$16,584	$26,645
Dunham Dynamic Macro Fund	$30,651	$30,599	$24,972
Dunham Appreciation & Income Fund	$37,641	$42,072	$55,804
Dunham Large Cap Value Fund	$68,970	$70,573	$73,097
Dunham Focused Large Cap Growth Fund	$87,125	$77,254	$85,068
Dunham International Stock Fund	$92,455	$91,796	$90,713
Dunham Real Estate Stock Fund	$40,092	$54,253	$65,185
Dunham Small Cap Value Fund	$35,963	$32,736	$32,727
Dunham Emerging Markets Stock Fund	$49,376	$45,545	$44,553
Dunham Small Cap Growth Fund	$41,021	$37,796	$50,498
Dunham Alternative Dividend Fund	$10,230	$376	N/A***

*Fees paid under the 12b-1 Plan that were retained by Dunham & Associates amounted to $254,111, $327,994, and $368,301, for the fiscal years end October 31, 2017, October 31, 2016, and October 31, 2015, respectively.

***Not yet operational.

Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2017 was spent in approximately the following ways: (i) $1,171,640 compensation to broker/dealers; and (ii) $4,362 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2016 was spent in approximately the following ways: (i) $1,245,527 compensation to broker/dealers; and (ii) $3,717 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plan, on January 15, 2008. The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Plan Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting Class C shares of the Trust or the Funds. Each Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

68

Under the Plans, the Trustees receive and review after the end of each calendar quarter a written report provided by Dunham & Associates of the amounts extended by Dunham & Associates or other entities under the Plan and the purpose for which such expenditures were made.

The services to be provided under the plans may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by Dunham & Associates with respect to the Funds.

The Plans may not be amended to increase materially the amount of Dunham & Associates’ compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. Dunham & Associates will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PAYMENTS TO FINANCIAL INTERMEDIARIES

As described in the Prospectus, Dunham & Associates may make payments to broker-dealers, financial advisers or other financial institutions (“Financial Intermediaries”) other than the standard dealer reallowance listed under “Choosing a Class” in the Prospectus, or the distribution or service fees that may be made by Dunham & Associates to Financial Intermediaries pursuant to the Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by Dunham & Associates to broker-dealers in connection with distribution-related or account maintenance services under the Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Intermediaries, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

Dunham & Associates may make revenue sharing payments to Financial Intermediaries that generally range from 0.05% to 0.40% of Fund assets serviced and maintained by the Financial

69

Intermediaries and/or from 0.09% to 0.15% of gross or net sales of Fund shares attributable to the Financial Intermediaries. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of a Fund on a Financial Intermediary’s platform, for inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Intermediaries that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2017. This list is subject to change and Dunham & Associates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Intermediaries that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

LPL Financial

Matrix/Mid Atlantic

National Financial Services/Fidelity Services

Pershing, LLC

RBC Wealth Management

UBS Financial Services

Trust Company of America

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediaries’ website for more information.

In addition to the dealer reallowances and the Plan and revenue sharing payments described above and in the Prospectus, the Dunham Funds may also make payments to Financial Intermediaries in connection with recordkeeping, administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above. The list below includes the names of the Financial Intermediaries that received such payments in the calendar year ended December 31, 2017. This list is subject to change and Dunham & Associates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Intermediaries that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

GWFS Equities

LPL Financial

Morgan Stanley

National Financial Services/Fidelity Services

Pershing, LLC

Raymond James

RBC Wealth Management

Stifel, Nicolaus & Co, Inc.

70

UBS Financial Services

Wells Fargo Advisors

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Advisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading. In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code’s pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s respective Sub-Adviser. The Sub-Advisers will vote such proxies in accordance with their proxy voting policies and procedures. Each Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888) 3DUNHAM or by accessing the SEC's website at www.sec.gov. In addition, a copy of the proxy voting policies and procedures of each Fund's Sub-Adviser are also available by calling toll free (888) 3DUNHAM and will be sent within three business days of receipt of a request.

SECURITIES LENDING ACTIVITIES

The services provided to the Funds by US Bank, N.A. as securities lending agent may include the following: making securities identified by the Funds available for lending; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.

The following is a report of Fund income and fees and compensation paid to US Bank, N.A. related to securities lending activities during the Funds’ most recently completed fiscal year.

71

Gross income from securities lending activities	$1,429,105.85
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(127,885.68)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(33,314.09)
Administrative fees not included in revenue split	N/A
Indemnification fee not included in revenue split	N/A
Rebate (paid to borrower)	$883,543.81
Other fees not included in revenue split (specify)	N/A
Aggregate fees/compensation for securities lending activities	$(1,044,743.58)
Net income from securities lending activities	$384,362.27

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of October 31, 2017 unless otherwise noted:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Kyle A. Jennings, CFA Newfleet Asset Management LLC Dunham Floating Rate Bond Fund	3	$900	1	$354	0	$0	$1,254
Francesco Ossino Newfleet Asset Management LLC Dunham Floating Rate Bond Fund	4	$1,111	1	$354	0	$0	$1,465
David L. Albrycht, CFA Newfleet Asset Management LLC Dunham Corporate/ Government Bond Fund, Dunham Floating Rate Bond Fund	17	$10,514	1	$71	0	$0	$10,585
72

Christopher J. Kelleher, CFA Newfleet Asset Management LLC Dunham Corporate/ Government Bond Fund	4	$781	0	$0	4	$185	$966
David Baker Perella Weinberg Partners Capital Management LP Dunham Monthly Distribution Fund	1	$102	2	$159	1	$38	$299
Vassilis Dagioglu Mellon Capital Management Corp. Dunham Dynamic Macro Fund	5	$2,108	52	$8,141	29	$6,331	$16,579
Torrey Zaches Mellon Capital Management Corp. Dunham Dynamic Macro Fund	5	$2,108	52	$8,141	29	$6,331	$16,579
James Stavena Mellon Capital Management Corp. Dunham Dynamic Macro Fund	5	$2,108	52	$8,141	29	$6,331	$16,579
John Yavonovic PineBridge Investments LLC Dunham High Yield Fund	6	$2,881	8	$3,495	13	$6,902	$13,278
Rob Isbitts Sungarden Fund Management LLC Dunham Alternative Dividend Fund	0	$0	0	$37	550	$157	$157
Vince Esposito Sungarden Fund Management LLC Dunham Alternative Dividend Fund	0	$0	0	$37	550	$157	$157
David Jacob, CFA Allianz Global investors U.S. LLC Dunham International Opportunity Bond Fund	1	$22	20	$2,634	60	$32,871	$35,527
Maile Conway Allianz Global investors U.S. LLC Dunham International Opportunity Bond Fund	1	$22	20	$2,634	60	$32,871	$35,527
Andrew Kronschnabel*, Logan Circle Partners, L.P. Dunham Appreciation and Income Fund	10	$2,728	8	$2,277	27	$4,177	$9,182
73

Joshua Lofgren* Logan Circle Partners, L.P. Dunham Appreciation and Income Fund	0	$0	1	$50	0	$0	$50
Steve Civera, CFA Penn Capital Management Dunham Appreciation and Income Fund	0	$0	1	$6	0	$0	$6
Chris Kaufman Rothschild Asset Management, Inc. Dunham Large Cap Value Fund	5	$1,442	1	$41	35	$1,273	$2,755
Paul Roukis, CFA Rothschild Asset Management, Inc. Dunham Large Cap Value Fund	5	$1,442	1	$41	35	$1,273	$2,755
William Johnson The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	56	$117.2	$117
Scott O'Gorman, Jr. The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	163	$379.4	$379
Peter L. Rathjens, Ph.D, CIO Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$1,129	59	$32,170	94	$56,881	$90,181
John C. Capeci, Ph. D., Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$1,129	59	$32,170	94	$56,881	$90,181
Tuomo Vuolteenaho, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$1,129	59	$32,170	94	$56,881	$90,181
Manolis Liodakis, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$1,129	59	$32,170	94	$56,881	$90,181
David Wharmby, CFA Barings Real Estate Advisers LLC Dunham Real Estate Stock Fund	3	$1,585	2	$32	12	$484	$2,101
74

John S. Albert, CFA Piermont Capital Management, LLC Dunham Small Cap Value Fund	0	$0	1	$19	10	$261	$279
Kevin A. Finn, CFA Piermont Capital Management Dunham Small Cap Value Fund	0	$0	1	$19	10	$261	$279
Alex Yakirevich Pier Capial, LLC Dunham Small Cap Growth Fund	1	$52	1	$30	14	$502	$550
Anthony R. Craddock Bailard, Inc. Dunham Emerging Markets Stock Fund	2	$662	0	$0	4	$625	$1,288
Peter M. Hill Bailard, Inc. Dunham Emerging Markets Stock Fund	2	$662	0	$0	4	$625	$1,288
Eric P. Leve Bailard, Inc. Dunham Emerging Markets Stock Fund	2	$662	0	$0	4	$625	$1,288
Daniel McKellar Bailard, Inc. Dunham Emerging Markets Stock Fund	2	$662	0	$0	4	$625	$1,288

*Information provided as of March 31, 2018.

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Newfleet Asset Management LLC (“Newfleet”) – Newfleet has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  For instance, Newfleet may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Newfleet and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position. Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Newfleet seeks to purchase or sell the same security for multiple client accounts, Newfleet may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each

75

participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Perella Weinberg Partners Capital Management LP (“Perella Weinberg”)

Potential Conflicts of Interest

Various actual and potential conflicts of interest may arise from the overall activities PWP and its affiliates.  As a diversified financial services business, Perella Weinberg engages in a broad spectrum of activities, including, without limitation, corporate advisory and asset management services, as well as sponsoring special purpose acquisition companies.  Perella Weinberg and the funds or other accounts it manages may benefit from these activities and the relationships that arise in connection with such activities, which could generate investment opportunities and provide wider industry expertise.  However, situations could arise in which the activities of the Perella Weinberg and its affiliates conflict with the interests of the fund, its shareholders and other accounts managed by Perella Weinberg.  Further, Perella Weinberg and its affiliates currently, and in the future may, provide discretionary investment management services to other investment vehicles, separate accounts and clients, some of which may have similar investment objectives or strategies to those of the fund and/or which engage in transactions in the same or similar types of assets as the fund or other accounts managed by Perella Weinberg.  The activities of such separate accounts, investment funds and clients may raise potential conflicts of interest, as well as create risks.  Any of these conflicts, some of which may limit PWP’s or the fund’s activities, can materially and adversely affect PWP’s ability to conduct the fund’s or any other managed account’s business and thus, the return to shareholders.

Logan Circle Partners, L.P. (“Logan Circle”) - Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to day portfolio management responsibilities with respect to more than one fund or account. Logan Circle Partners, L.P. (“Logan Circle”) is wholly owned by MetLife, Inc. and is part of MetLife Investment Management, MetLife’s institutional investment management business, and is affiliated with many types of U.S. and non-U.S. financial service providers, including other investment advisers, broker-dealers and insurance companies. MetLife affiliates also invest their own capital in a broad range of investments. These investments may give rise to numerous situations where interests may conflict, including issues arising out of the investments of MetLife affiliates in entities or assets in which the fund may invest or Logan Circle may be prohibited from pursuing certain investment opportunities for the fund due to regulatory or legal restrictions or constraints that may not have been applicable had MetLife affiliates not also invested in the same entity.

Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

76

Logan Circle and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the Logan Circle and/or its affiliates enter particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle and/or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Logan Circle and its affiliates have adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.

Logan Circle will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle and/or its affiliates may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by Logan Circle and/or its affiliates for other client accounts.

Allianz Global Investors U.S. LLC (“AllianzGI US”) –Allianz GI US has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, AllianzGI US may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance based fee on certain accounts. AllianzGI US has policies and procedures in place to reduce these and other potential conflicts, such as: Not using soft dollars; Seeking best execution to our clients by obtaining, where possible, three quotes for each trade and executing trades taking into consideration all aspects of the trade, and not only price; Seeking best execution to our clients by obtaining, where possible, three quotes for each trade and executing trades taking into consideration all aspects of the trade, and not only price; and it does not trade for its own account.

77

In addition, AllianzGI US maintains a Global Accounts dealing policy that sets forth the applicable personal trading, pre-clearance, reporting and certification requirements for all principals, officers, directors, employees or associated persons, including interns and temporary employees (collectively, “Covered Persons”). The Company has established this Policy in order to ensure that our conduct is consistent with high standards of personal and professional conduct, with our fiduciary obligation to clients, and with industry and regulatory standards for investment managers, investment companies and broker-dealers. The rules regarding personal account dealings that are contained in this Policy are designed to address or mitigate potential conflicts of interest and to minimize any potential appearance of impropriety.

Mellon Capital Management Corporation (“Mellon Capital”) – Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, we or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

We have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

Rothschild Asset Management Inc. (“Rothschild”) – Potential Conflicts of Interest

In addressing potential conflicts of interest, the Firm will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest.

78

A.  Brokerage and Investment Discretion

1.   Soft Dollar Arrangements

A potential conflict of interest could arise when the Firm executes securities trades through brokerage firms that provide soft dollar services to the Firm.  Soft dollar services may also benefit investor accounts other than the account that generated the soft dollars. Further, the broker may expect future commission business in return.   Commission Sharing Arrangements also present similar potential conflicts.

2.   Equitable Treatment of Accounts

The Firm has a potential conflict of interest because it manages multiple client accounts in the same or similar investment strategies. In addition, the Firm may receive performance-based compensation or higher management fees from certain client accounts, or the Firm or its employees (“Employees”) may have made investments in a client account, such as the Firm’s commingled funds. Accordingly, the Firm may be inclined have an incentive to favor certain accounts over others. The Firm’s Trade Order, Aggregation and Allocation Policy is included in the Compliance Manual and is disclosed in its Form ADV Part 2A.

B.  Personal Trading and Employee Activities

1.   Personal Trading

The Firm has a fiduciary obligation to ensure that the interests of the Firm’s clients are put before the Employees’ personal interests with respect to personal trading.  Accordingly, the Firm has adopted a general ban on personal trading of Covered Securities, subject to limited exceptions requiring pre-clearance.

2.   Outside Business Activities

Since the Firm permits Employees to engage in outside business activities, there is the potential that such activities will conflict with the Employee’s duties to the Firm and its clients.  Outside business activities may include circumstances where the Firm conducts or may conduct business with an entity in which an Employee has a personal interest.

3.   Business Gifts and Entertainment

Employees of the Firm may periodically provide to or receive gifts and business entertainment from clients, vendors and other persons with whom the Firm conducts or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantage or may impair the Firm’s ability to act in the best interests of its clients.

4.   Political Contributions

The Firm and its Employees may make, subject to certain pre-approval requirements, political  contributions  to  officials  of  government  entities  who  are  in  a  position  to

79

influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm.

5.   Reporting Illegal or Unethical Behavior

Unethical or illegal conduct on the part of Employees can damage the Firm’s reputation and impair its ability to meet its fiduciary duties to clients.

C.  Insider Trading

Portfolio managers and other Employees of the Firm may receive, whether intentionally or inadvertently, material nonpublic information.

D.  Value Added Investors

The Firm’s individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). The Firm’s clients are required to disclose in its investment management agreement or commingled fund subscription document whether it is a Value Added Investor, and if so, the companies associated with the investor. The Compliance Department will maintain a list of any companies associated with Value Added Investors. In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in the Firm’s order management system on trading in securities of such companies associated with Value Added Investors. As a result, the Firm’s investment team cannot trade client accounts in such securities without prior approval from the Compliance Department. In reviewing personal trading pre-approval requests, the Compliance Department will check the request against the Value Added Investor Companies list to identify potential conflicts. The inclusion of a security on the list may result in the denial of the pre-approval request.

E.  Proxy Voting

The Firm may be in a position where its interests conflict with the best interests of the client when determining how to vote client proxies.

F. Pilot Accounts

The Firm may face a potential conflict in allocation of investment opportunities to pilot (seeded) strategies where a substantially similar client-funded strategy is managed by the same portfolio management team. Pilot strategies are seeded by proprietary funds of the Firm and/or its affiliates and the Portfolio Managers seek to create an attractive track record in a pilot strategy, thus, there is a potential incentive for a Portfolio Manager to allocate the most attractive investment opportunities to pilot strategies potentially at a disadvantage to similar client-funded strategies. As of December 2017, there are no substantially similar pilot and client-funded strategies managed by the same Portfolio Managers. If such situation arises in the future, the Firm will address the potential conflict and create appropriate controls.

80

G. Identification of Affiliated Persons/Entities

In order to identify potential conflicts of interests, the Firm will identify persons and entities who are affiliated with the Firm, including accounts products in which the Firm may have a proprietary interest. This list shall include affiliates of the Rothschild Group and the affiliates of any Mutual Funds for which the Firm serves as sub-advisor.

The Ithaka Group LLC (“Ithaka”) – Ithaka has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Ithaka may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Ithaka and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Ithaka may recommend or cause a client to invest in a security in which another client of Ithaka has an ownership position. Ithaka has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Ithaka seeks to purchase or sell the same security for multiple client accounts, Ithaka may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Barings LLC (“Barings”) – Barings offers institutional investors a select range of equity investment strategies.  The strategies are based on econometric models incorporating various quantitative techniques, combined with investment intuition.

Barings’s investment strategies are managed by a portfolio manager who is assisted by a cohesive investment team of Barings research analysts. Individual strategies are therefore, under the supervision of the portfolio manager, utilizing a team approach. This team approach to portfolio management is designed to ensure that all research ideas and opinions are shared at the same time amongst all portfolios without systematically favoring any one portfolio over another.

Because Barings manages multiple client portfolios, conflicts of interest may arise from time to time.  As a result, Barings has established policies and procedures designed to mitigate and/or eliminate these conflicts.  Barings has established policies and procedures with respect to trade execution, aggregation and allocation designed to ensure that no portfolio is systematically advantaged or disadvantaged in its management, relative to any other portfolio.  In addition, Barings maintains a comprehensive code of ethics addressing potential conflicts that could arise between Barings, its employees, and its clients.  Barings believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

81

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) – Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as global equity, international equity, emerging markets equity and long/short equity.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time.  As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts.  Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation.  In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Piermont Capital Management, Inc. (“Piermont”) – When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest.  For instance, portfolio managers are responsible for all accounts within certain investment disciplines when allocating resources.  Additionally, portfolio managers allocate opportunities among portfolios in a fair and equitable manner.

Piermont has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, Piermont believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Bailard, Inc. (“Bailard”) – Bailard’s services are provided to a broad range of client types. Conflicts of interest may arise with Bailard managing the Fund’s assets as well as the assets of its other clients. Some of these conflicts include:

82

Bailard and its affiliates have performance-based fee arrangements or allocations (collectively, “Performance Fees”) from some of the funds and accounts that it manages. The Performance Fee may create an incentive for Bailard to favor client accounts and funds that charge Performance Fees (which are likely to be higher fee paying accounts) over other client accounts or funds in the trading of account securities or in the allocation of investment opportunities. Bailard has adopted Side-by-Side Management policies and procedures to help ensure that all of the accounts we manage are treated fairly regardless of the types of fees that they pay.

From time to time, Bailard may buy, sell or sell short the same securities in different client accounts and in our own proprietary accounts (including those of certain affiliates). These trades may occur in the same direction (that is buying the same security in all affected accounts, selling the same security in all affected accounts or selling short the same securities in all affected accounts). These trades may also occur in opposite directions (that is buying the same security in one account (or accounts) while selling it or selling it short in other account(s) or vice versa). We may buy, sell or sell short the same security in different client accounts and in our proprietary accounts as long as the trades: (i) are consistent with the investment strategy for each account; and (ii) do not systematically favor or disadvantage one account or class of accounts over another.

Where more than one broker is believed to be capable of providing the best execution with respect to a particular portfolio transaction, Bailard may select a broker that provides research or brokerage services to Bailard. Bailard also engages in commission sharing arrangements in which commissions for trades executed by one broker are shared with another broker that provides research or brokerage services to Bailard. In so doing, Bailard may cause a client’s account to pay an amount of commission to a broker greater than the amount another broker would have charged. In selecting such broker, Bailard will make a good faith determination that the amount of commission is reasonable in relation to the value of the research and brokerage services received, viewed in terms of either the specific transaction or Bailard’s overall responsibility to the accounts for which it exercises investment discretion. The receipt of research services or brokerage services from any broker executing transactions for Bailard’s clients will not result in a reduction of Bailard’s customary and normal research activities.

When more than one account purchases or sells the same securities, Bailard may, to the extent permitted by applicable laws and regulations, aggregate or “block” the securities to be purchased or sold in an effort to obtain best execution. The aggregation of trades may create the potential for unfairness if one account is favored over another in allocating the securities purchased or sold (for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.) Bailard has adopted a Trade Priority and Aggregation Policy to help ensure that accounts that participate in the blocking of trades are treated fairly.

The same Bailard employee may serve as the portfolio manager of accounts with different investment strategies (including competing investment strategies) as long as all such accounts are treated fairly and equitably. Bailard seeks to limit, to the extent that is practicable, the number of instances in which the same individual manages accounts with competing investment strategies.

Pier Capital LLC ––Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital, LLC designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating

83

investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Equity Trader trades all accounts through a block trade and, depending on the order size; the average share price is either prorated across all accounts or is randomly allocated.

Sungarden Fund Management LLC (“Sungarden”) – Since Sungarden also manages the Fund’s strategy in separate accounts, conflicts of interest may arise. In an attempt to limit and resolve all such conflicts, Sungarden allocates investment opportunities to its clients in a fair and equitable manner so that neither the Fund nor the separate accounts will be systematically disadvantaged over time. To ensure fairness for both Fund investors and SMA clients, Sungarden executes trades on a rotational schedule.

PineBridge Investments LLC (“PineBridge”) - PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.  For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC’s Form ADV Part 2.

Compensation

Newfleet– Newfleet is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to the shareholders of our parent, Virtus. Newfleet personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Newfleet’s compensation structure.

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

84

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon Newfleet and the parent company’s overall profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

Other Benefits – Employees are also eligible to participate in broad-based plans offered, which include 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Perella Weinberg – Investment team compensation, including the portfolio managers, is structured to align the interests of the investment professionals with the clients whose assets they manage. Individual team members’ compensation is comprised of a base salary and a discretionary bonus that is dependent upon the individual’s performance, among other factors, and is paid primarily from the net revenues generated from the fund. Partners of the firm, including David Baker, are given an equity interest in the firm in order to further align their interests. The firm believes compensation levels are competitive.

Logan Circle – Logan Circle is a wholly owned affiliate of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements: (i) Base salary: Base salaries are generally reviewed annually and are based on market competiveness. (ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization. (iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention. An investment professional's short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

85

AllianzGI US – AllianzGI US acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Programme Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50% / 50% between the aforementioned LTIPA and a Deferral into Funds programme (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals will typically be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviours reflect our core values of excellence, passion, integrity and respect.

Mellon Capital Management Corporation – The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in

86

determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Rothschild – Professionals are eligible for an attractive compensation package comprised of both a base salary as well as additional cash bonus compensation. Bonuses vary and are ultimately determined by the firm’s Management Committee. Bonuses for investment professionals are based primarily on their contribution as a portfolio manager and/or analyst, but also incorporate other intangibles contributing to the overall success of the firm. Bonuses are based on both objective (measurable) and qualitative criteria. The objective (measurable) goals are the portfolio’s performance relative to the respective benchmark as well as versus peers (a combination of short- and intermediate-term performance). The Qualitative criteria considers the portfolio managers adherence to the firm’s rigorous risk controls.

Ithaka – Mr. Johnson and Mr. O’Gorman are compensated by the sub-adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors.  The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark.  Because Mr. Johnson and Mr. O’Gorman are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.

Barings - Barings utilizes a competitive compensation structure of base pay, merit, and incentive bonus to reward all employees who contribute to the firm's overall success. The compensation plan is structured to reinforce that investment success is dependent on two fundamental concepts:  1) a strong team approach to investing and client service, and 2) individual contributions to achieving portfolio goals.

87

The bonus pool represents a significant proportion of Barings’s net operating income derived from base and incentive fees and all employees are eligible to participate.  Individuals are eligible for incentive bonus compensation based on contributions to portfolio performance, service goals, and their team’s contributions.  The compensation program emphasizes team and individual results and encourages a culture of collaboration with high individual performance expectations.  Barings does not have phantom stock, equity or equity-like incentives programs as its indirect parent company, Mass Mutual, a mutual company.  However, the overall compensation program takes this into consideration and strives to provide an overall compensation package at or above market levels. Incentive compensation as a percentage of total compensation varies by employee; however, it is generally a significant component of overall remuneration.  A long-term Incentive Compensation Plan is also available to certain senior-level employees within the Company.

Arrowstreet – Arrowstreet’s compensation system is designed to attract, motivate and retain talented professionals.

Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically the start of every year.  Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual merit. In addition, senior professionals, including portfolio managers, may be offered the opportunity to participate directly in the success of the firm through equity ownership.

 Piermont – All investment professionals receive a base salary and may receive a performance bonus based the firm's success and their personal contribution to the firm's success. In addition, owners of the firm have an economic interest in the firm separate and in addition to our compensation structure. All non-owners also participate in a profit-sharing program.

Bailard – Mr. Craddock and Mr. McKellar are each paid a base salary, an investment performance bonus relating to the strategy each manages and, potentially, an additional discretionary bonus.  The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking.  The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

Mr. Hill and Mr. Leve are members of Bailard’s Senior Management Team and their compensation consists primarily of a base salary, a discretionary cash bonus and a stock bonus.  The cash bonus reflects Bailard’s profitability and Mr. Hill and Mr. Leve’s contribution to Bailard’s corporate goals.  The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc.  None of Mr. Hill and Mr. Leve’s compensation is based directly on the performance of the Dunham Emerging Markets Stock Fund.

Pier Capital, LLC –Alexander Yakirevich receives a fixed salary based on tenure and experience from Pier Capital, LLC. In addition, as an owner, Mr. Yakirevich shares in the profits of the firm.

Sungarden– Sungarden implements a strategic and comprehensive plan for its portfolio managers that is competitive and has been an important factor in the firm’s ability to attract and retain exceptional people. Portfolio managers that have been with Sungarden for at least one year are compensated based on a specific percentage of firm revenue. Portfolio managers receive a semi-

88

weekly salary and at the end of each quarter, they are eligible to receive a bonus based on their revenue percentage less the salary paid. The bonus is at the discretion of management. Since the bonus is largely based on firm revenue, and revenue growth is a combination of investment performance and client/shareholder asset growth, Sungarden believes that portfolio managers have their incentives properly aligned with the goals of shareholders, clients and the firm.

PineBridge – Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed-base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component generally is discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manger’s funds are considered. A portfolio manager also may receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award, the ultimate value of which would depend upon financial performance of the firm.

 Ownership of Securities – October 31, 2017

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Kyle A. Jennings, CFA	Dunham Floating Rate Bond Fund	None
Francisco Ossino	Dunham Floating Rate Bond Fund	None
David L. Albrycht, CFA	Dunham Floating Rate Bond Fund	None
Christopher J. Kelleher, CFA	Dunham Corporate/ Government Bond Fund	None
David L. Albrycht, CFA	Dunham Corporate/ Government Bond Fund	None
David Baker	Dunham Monthly Distribution Fund	$50,001 - $100,000
Vassilis Dagioglu	Dunham Dynamic Macro Fund	None
Torrey Zaches	Dunham Dynamic Macro Fund	None
James Stavena	Dunham Dynamic Macro Fund	None
Jon Yovanovic	Dunham High-Yield Bond Fund	None
Rob Isbitts	Dunham Alternative Dividend Fund	$500,001 - $1,000,000
Vince Esposito	Dunham Alternative Dividend Fund	$100,001 - $500,000
David Jacob, CFA	Dunham International Opportunity Bond Fund	None
Maile Conway	Dunham International Opportunity Bond Fund	None
Andrew Kronschnabel*	Dunham Appreciation & Income Fund	None
Joshua Lofgren*	Dunham Appreciation & Income Fund	None
Chris Kaufman	Dunham Large Cap Value Fund	None
Paul Roukis, CFA	Dunham Large Cap Value Fund	None
William Johnson	Dunham Focused Large Cap Growth Fund	$100,001 - $200,000
Scott O’Gorman, Jr.	Dunham Focused Large Cap Growth Fund	$100,001 - $200,000
Peter L. Rathjens	Dunham International Stock Fund	None
John C. Capeci	Dunham International Stock Fund	None
Tuomo Vuolteenaho	Dunham International Stock Fund	None
Manolis Liodakis, Ph.D.	Dunham International Stock Fund	None
David Wharmby, CFA	Dunham Real Estate Stock Fund	None
89

John S. Albert	Dunham Small Cap Value Fund	$100,001 - $500,000
Kevin A. Finn	Dunham Small Cap Value Fund	$50,001 - $100,000
Alex Yakirevich	Dunham Small Cap Growth Fund	None
Anthony R. Craddock	Dunham Emerging Markets Stock Fund	None
Peter M. Hill	Dunham Emerging Markets Stock Fund	None
Eric P. Leve	Dunham Emerging Markets Stock Fund	None
Daniel McKellar	Dunham Emerging Markets Stock Fund	None

*Information provided as of March 31, 2018.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, each Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. Each Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Advisers or the Funds. It is not the policy of the Sub-Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

90

With respect to equity and fixed income securities, each Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Each Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Each Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. Each Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, each Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Advisers by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to each Sub-Adviser. Each Sub-Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisers with respect to the accounts as to which it exercises investment discretion. Accordingly, each Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Trustees may instruct a Sub-Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently, the Funds have such an agreement with Cowen and Co., LLC. However, a Fund may enter into agreements with other broker-dealers as well. The brokerage of one Fund will not be used to help pay the expenses of any other Fund.

Portfolio securities will not be purchased from or sold to each Sub-Adviser, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal years ended October 31, 2017, October 31, 2016, and October 31, 2015, the Funds paid brokerage commissions of approximately $1,898,976, $1,544,739, and $1,197,618, respectively.

91

During the fiscal year ended October 31, 2017, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended 10/31/2017	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended 10/31/2017
Dunham Floating Rate Bond Fund	None	None
Dunham Corporate/Government Bond	None	None
Dunham Monthly Distribution Fund*	$335,759	$2,230,346,460
Dunham Dynamic Macro Fund	None	None
Dunham High-Yield Bond Fund	None	None
Dunham Alternative Dividend Fund	None	None
Dunham International Opportunity Bond Fund	None	None
Dunham Appreciation & Income Fund	None	None
Dunham Large Cap Value Fund	$24,985	$32,517,720
Dunham Focused Large Cap Growth Fund	None	None
Dunham International Stock Fund	None	None
Dunham Real Estate Stock Fund	$49,981	$65,543,424
Dunham Small Cap Value Fund	None	None
Dunham Small Cap Growth	$112,725	$72,624,796
Dunham Emerging Markets Stock Fund	$74,825	$56,304,256
*This amount is the aggregate of both Sub-Advisers throughout the year. For the period of 11/1/2016 through 03/31/2017, Westchester Capital Management had $260,571 in brokerage commissions with an aggregate dollar amount of $193,214,186.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund’s net assets by the number of its shares outstanding. A Fund will not treat an intraday unscheduled disruption in New York Stock Exchange (“NYSE”) trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the New York Stock Exchange. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices.

92

If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when

93

the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

PURCHASES

Shares of each Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the NYSE, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for legal requests made on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV. Each Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares. Although each Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on the NYSE is restricted, as determined by the SEC; (c) in which an emergency exists, as determined by the SEC, so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (d) as the SEC may by order permit for the protection of Fund shareholders.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

94

TAXES

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds of the Trust, and the actual or prospective shareholders of one or more of the Funds. The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Funds and is not intended to constitute tax advice to any person. The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction. The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

DISTRIBUTIONS

Distributions of net investment income. The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. The Funds are permitted to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” the Funds receive. A “qualified dividend” for this purpose is generally a dividend the Funds receive from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a so-called qualified foreign country (other than a corporation that is a “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Funds, if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Funds make.

Other Reporting and Withholding Requirements.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of

95

a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Funds may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Funds. For taxable years beginning before January 1, 2011, the reduced rate applicable to net capital gains applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a Regulated Investment Company from the sale of portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals. Any net capital gains the Funds realize generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Funds will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Funds’ shares for a full year, the Funds may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Funds if it determines this course of action to be beneficial to shareholders. In that case, the Funds would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Funds’ earnings and profits.

96

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts:

•	98% of its taxable ordinary income earned during the calendar year;
•	98% of its capital gain net income earned during the twelve month period ending October 31; and
•	100% of any undistributed amounts of these categories of income or gain from the prior year.

The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules should be added to your tax basis in your newly acquired shares. Please consult your tax-advisor for further information.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise

97

would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Funds. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

A Fund may invest in REITs. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a “pass-through” vehicle for federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items). REITs generally do not produce qualified dividend income.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives and similar instruments. If a Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Additionally, a Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of a foreign currency.

Constructive sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Leverage. If a Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

98

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. This rule could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

Tax Attributes. At October 31, 2017, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring		Capital Loss Carry
Fund	Expiring 2019	Short-Term	Long-Term	Total	Forward Expired
Floating Rate Bond	$—	$695,444	$1,844,753	$2,540,197	$—
Corporate/Government Bond	—	518,898	1,318,234	1,837,132	—
Monthly Distribution	—	—	6,616,830	6,616,830	—
Dynamic Macro	152,059	1,709,587	1,187,696	3,049,342	—
High-Yield Bond	—	2,238,943	3,012,539	5,251,482	3,403,542
Alternative Dividend	—	1,597,562	882,193	2,479,755	—
International Opportunity Bond	—	—	—	—	—
Appreciation & Income	—	—	2,237,265	2,237,265	—
Large Cap Value	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	—
International Stock	—	—	—	—	—
Real Estate Stock	—	—	—	—	—
Small Cap Value	—	—	—	—	—
Emerging Markets Stock	351,019	2,155,783	—	2,506,802	3,386,845
Small Cap Growth	—	—	—	—	—

BACKUP WITHHOLDING

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification

99

number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP whose address is 1835 Market Street, 3rd floor, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm providing audit and tax services.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of their shares has been provided by Dechert LLP, 650 Town Center Drive, Suite 700, Costa Mesa, California 92626.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended October 31, 2017, which are included in the Funds’ Annual Report to Shareholders dated October 31, 2017, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and (for the Annual Reports) independent registered public accounting firm’s report. You can obtain a copy of the Funds’ Annual and Semi-Annual Reports without charge by calling the Funds at 1-866-611-4967.

100

APPENDIX A - RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such

101

changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

102

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

103

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

104

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated “Moody's Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1.Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2.Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this

105

highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

106

APPENDIX B- PROXY VOTING FOR THE SUB-ADVISERS

Proxy Voting Policy

March 2012

Introduction

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has adopted this Policy and related procedures to provide for voting of securities held in client accounts consistent with its fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries.

Accounts Subject to this Policy

This Policy applies to all client securities for which Arrowstreet has discretionary voting authority. This Policy does not apply to securities held in any client account to the extent voting authority is retained by the client or directed by the client to be exercised by another party.

In any case where Arrowstreet has discretionary authority to manage a client’s account but the agreement governing the client’s account does not expressly address voting authority, Arrowstreet will exercise voting authority under this Policy until the agreement with the client expressly provides otherwise. In any case where Arrowstreet does not have discretionary authority to manage the investments in an account and the agreement governing the account does not expressly address voting authority, Arrowstreet will not exercise such authority.

Policy to Delegate to Third Party Voting Service

Arrowstreet believes that, due to the particular features of Arrowstreet’s management style and organization, it is in the best interests of its clients for Arrowstreet to use a third party service provider to assist in fulfilling its voting responsibilities. Accordingly, Arrowstreet has currently delegated Institutional Shareholder Services (“ISS”), the responsibility to:

•	monitor events affecting the issuers of client securities as required to cast informed votes;
•	make decisions on voting client securities and vote the securities in a timely fashion; and
•	maintain all records concerning the foregoing required by the Securities and Exchange Commission, the Department of Labor and otherwise with respect to Arrowstreet’s clients.
107

ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific issues for Arrowstreet’s clients. While it is not an exhaustive list, it is intended to serve as the foundation on which ISS makes most of its proxy voting decisions. The guidelines are available to clients upon request. Arrowstreet will review ISS’s proxy voting policy and guidelines from time to time to determine if votes cast on behalf of Arrowstreet’s clients are consistent with its stated policy and guidelines. Clients may contact Arrowstreet’s Compliance Office by calling 617-919-0000 or via e-mail at ascmgrcompliance@arrowstreetcapital.com for a copy of ISS’s current guidelines or to obtain a record of how the proxies were voted for their account.

Client Voting Directions

Arrowstreet does not generally accept directions or guidelines from clients regarding the voting of securities held in their accounts other than to assign the responsibility for voting to a third party service selected by either the client or Arrowstreet. Arrowstreet recommends that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party. Any such action must be reflected in the client’s account agreement. Arrowstreet may accept client voting directions or guidelines only with the approval of the Coordinator, as defined below. If the Coordinator agrees that Arrowstreet may accept voting directions from a particular client, the Coordinator will establish a mechanism to ensure that those directions are considered when the client’s securities are voted.

Limitations on Exercising Right to Vote

The following are limitations on Arrowstreet’s and its third party provider’s ability to vote proxies on behalf of clients:

Shareblocking Markets

Arrowstreet may in certain cases refrain from voting if voting could potentially restrict Arrowstreet’s ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, Arrowstreet generally instructs ISS to refrain from voting in shareblocking markets.

Securities Lending

Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because neither Arrowstreet nor ISS are generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

108

Conflicts of Interest

Arrowstreet manages the assets of various public and private company clients, and may invest in the equity securities of certain public companies on behalf of its clients.[1] Arrowstreet recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where it has material business relationships[2] or material personal/family relationships[3] with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). Arrowstreet also believes that although the potential for abuse in this area is extremely unlikely since the proxy voting function has been delegated to its third party voting service, it is still important to be mindful of potential conflicts. To address these potential conflicts Arrowstreet has established a Proxy Voting Committee (“the Committee”). The Committee consists of the Partner, Finance and Compliance and designated Compliance Officers. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom Arrowstreet has a material business relationship. However, a potential conflict will be deemed to exist only if one or more of the members of the Committee actually knows of the potential conflict. The Committee will work with ISS to oversee the proxy voting process for securities where it is believed that there may be a potential conflict, and will document ISS’s rationale for its voting decision.

It is Arrowstreet’s policy not to accept any input from any other person or entity in connection with proxy voting decisions. In the event that an Arrowstreet employee is contacted by any person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event will be reported to the Compliance Office and will be documented. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of clients’ investments.

Proxy Voting Procedures

Arrowstreet’s Proxy Coordinator

Arrowstreet’s proxy coordinator (“Coordinator”) will be one or more individuals appointed by the Board of Directors from time to time. The Coordinator will be responsible for implementing this Policy. In general, the Coordinator will:

•	investigate and select one or more third party voting services;

[1] It is Arrowstreet’s general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

[2] For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 10% of Arrowstreet’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

[3] For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how proxies are voted. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) senior executives and directors, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

109

•	monitor the performance of the third party voting service(s) used by Arrowstreet for compliance with this Policy;
•	provide for necessary recordkeeping and client disclosures;
•	monitor the relevant operations of Arrowstreet and its custodians, including the operation of this Policy; and
•	report periodically to the Board of Directors on the operation of this Policy and make recommendations for any changes to the Board of Directors.

The Coordinator may delegate any of his or her responsibilities to other Arrowstreet personnel, provided that the Coordinator exercises such oversight and control as to ensure compliance with this Policy.

Coordination with Custodian

The Coordinator will provide for coordination between Arrowstreet, the custodian(s) of all client accounts subject to this Policy, and the respective third party service provider(s) to facilitate the delivery of all proxies and related materials for the respective client securities in a timely manner.

Interpretation; Waivers; Amendment

The Coordinator may, subject to the oversight of the Board of Directors, interpret this Policy and adopt additional procedures for its administration. The Coordinator may waive any provision of this Policy in any particular case if consistent with the goals of the Policy. The Board of Directors may amend this Policy in any respect. All such actions will be in compliance with SEC Rule 206(4)-6 or any successor provision.

Third Party Voting Services

Initial Investigation

Before engaging a third party voting service, the Coordinator will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests. Such inquiry will include a review of the service’s qualifications and capacity to perform the services required, its policies and procedures for monitoring corporate events and making voting decisions, and its procedures for resolving material conflicts between its interests and those of the client accounts for which it votes.

Recordkeeping; Reporting

The Coordinator will obtain the commitment of any such third party service provider to produce its policies and all applicable voting records as promptly as necessary for Arrowstreet to comply with its regulatory and client obligations.

110

Periodic Monitoring

The Coordinator’s periodic review of the operation of this Policy will include monitoring the performance of each third party service provider retained by Arrowstreet to ensure, among other things, that client securities are actually being voted in accordance with the provider’s stated policies and that any changes to such policies are in the clients’ best interest.

Disclosure to Clients

Arrowstreet will make disclosure to clients of this Policy and how they may obtain information on how Arrowstreet voted with respect to their securities.

Recordkeeping

The Coordinator will provide that the following records related to the implementation of this Policy to be maintained by Arrowstreet or, subject to appropriate commitments to provide the same upon request, its third party service provider in the manner and for such period as is required by SEC Rule 204-2:

•	Copies of all proxy voting policies and procedures;
•	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;
•	A record of each vote cast by or on behalf of Arrowstreet with respect to client shares;
•	A copy of each written client request for information on how Arrowstreet or its third party service provider voted that client’s shares, and a copy of any written response by Arrowstreet to any written or oral client request for such information; and
•	A copy of each document prepared by Arrowstreet material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision.

111

PIER CAPITAL LLC

Proxy Voting Policy

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients. Policy Statement

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit. Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

 Impact on the value of the securities

 Anticipated costs and benefits associated with the proposal

 Effect on liquidity

 Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager. In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question. In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand. Examples of conflicts of interest include:

The Firm manages a pension plan or assets for a company that is also soliciting proxies.

The Firm has a material business relationship with a proponent of a proxy proposal.

The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

112

1. If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

2. If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances. Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

The Chairman is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures. In this capacity, the Chairman is responsible for and performs the following functions:

 Receive proxy materials or notices

Determine the number of shares held by Clients as of the record date

 Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee for decision on non-routine matters

 Record the Proxy Discretion decision

 When relevant, record the rationale provided by the PM or his designee and

 When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions (this function may be also completed by the Chief Compliance Officer)

In order to facilitate the proxy voting process, Pier has engaged Broadridge Financial Solutions, Inc., an independent proxy voting service (the "Proxy Service") to electronically streamline the proxy ballot collection and voting process. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast. The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the

113

exercise of Proxy Discretion. The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

The Firm will disclose in Part 2 of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source. Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

We may delegate our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If we so delegate our responsibility, we shall monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office. For proxies, we will maintain or have available to us,

 Written or electronic copies of each proxy statement,

 Record of each proxy voting decision,

 Documents, if any, regarding decisions that were material in making the voting decision, and

 A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Chief Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

114

BARINGS LLC

Introduction

As an investment adviser, Barings has a fiduciary duty to vote proxies on behalf of their advisory clients (“Clients”). Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:

•	Describe how Barings addresses material conflicts that may arise between Barings' interests and those of its Clients;
•	Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and
•	Describe to Clients Barings' proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Policy Statement

The purpose of this Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).

No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Trading Practices Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.

Procedure

Standard Proxy Procedures

Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (“Research Provider”) to provide research and recommendations on proxies. Barings' policy is to generally vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider’s proxy voting guidelines (“Guidelines”). Guidelines may be amended periodically and are accessible on the Compliance Department’s home page of Barings' intranet site. In circumstances where the Research Provider has not provided a recommendation nor has contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies, (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, vote against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it

115

deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Client and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Other Considerations

There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:

•	The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;
•	Barings is not given enough time to process the vote (i.e. receives a meeting notice and proxy from the issuer too late to permit voting);
•	Barings may hold shares on a company's record date, but sells them prior to the company's meeting date;
•	Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale; or
•	The underlying securities have been lent out pursuant to a security lending program.

Administration of Proxy Voting

Barings has designated Proxy Administrators to ensure the responsibilities set forth in this Policy are satisfied.

Handling of Proxies

Proxy statements and ballots are typically routed directly to Barings' proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward to a Proxy Administrator who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.

Voting of Proxies

Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In such events a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst's recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or a Proxy Administrator. If a Material Conflict is identified by a Proxy Analyst or Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve the Clients' best interests.

116

Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the Trading Practices Committee, Barings' Chief Compliance Officer ("CCO") and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the CCO and/or General Counsel, or the respective designees.

Oversight

Barings' Trading Practices Committee is responsible for (i) at least annually, reviewing and recommending changes as needed to the Policy including but not limited to how proxies are processed, to ensure that the Policy serves its intended purpose; (ii) approving proxy voting forms as needed; and (iii) reviewing any proposed changes to disclosures.

New Account Procedures

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.

Required Disclosures and Client Request for Information

Barings will include a summary of this Policy in its Form ADV Part 2A, as well as instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies. Requests will be directed to a Proxy Administrator, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.

117

PERELLA WEINBERG PARTNERS CAPITAL MANAGEMENT LP

Proxy Voting

General Statement

Each of Perella Weinberg Partners Capital Management LP’s (the “Firm”) funds is managed in accordance with its specific investment philosophy. Under the Investment Advisers Act of 1940, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to the investment advisory services the adviser undertakes on the client’s behalf, including proxy voting. The Firm is therefore subject to a fiduciary duty to vote proxies in a manner consistent with the client’s best interests.[4] It is imperative that the Firm bear each client’s strategies in mind when voting or not voting proxies on behalf of clients.

Proxy Voting Guidelines

For general matters, the Firm has prepared and adopted the following proxy voting guidelines.

The Firm generally will follow the below guidelines when voting proxies:

Election of Directors:	The Firm will Generally vote FOR the election of directors.
Independent Auditors:	The Firm will generally vote FOR the selection of independent auditors.
Reclassification of Common Stock:	The Firm will generally vote FOR increases in or reclassification of common stock.
Amendments to Charter or By-laws:	The Firm will generally vote FOR management recommendations adding or amending indemnification provisions in charter or by-laws.
Changes in Board of Directors:	The Firm will generally vote FOR management recommendations for changes in the board of directors.
Independent Director Compensation:	The Firm will generally vote FOR outside director compensation.

[4] Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

118

Other matters will be voted, if applicable, based upon an evaluation of all of the facts and circumstances relating to the proposal and in a manner believed to maximize the value of the client’s holdings.

Proxy Voting Procedures:

Before voting a proxy, the Firm’s portfolio manager, or analyst, as applicable, will examine the proposals to be voted upon and perform an analysis as to whether supporting, opposing, or abstaining from voting would be in the best interests of the Firm’s accounts. In performing this analysis, the portfolio manager, or analyst, may consider:

  the investment rationale and any proxy voting instructions of the account;
  the potential for disruption or impairment of the portfolio investment company's business plan; and
  any other investment consideration deemed relevant.

The portfolio manager will determine the manner, or whether, to vote the proxy and, if applicable, mark the ballot accordingly.

No proxies may be voted until the proposed vote has been sent to the Compliance department for review. Each ballot will be sent to the CCO or his or her designee (collectively, “CCO”) who will examine the vote for consistency with the Firm's proxy voting policies. In the event the ballot has been voted consistent with those policies, the ballot will be cast as marked. If the ballot has not been cast in accordance with the policy, the CCO will inquire regarding the rationale for the vote.

The CCO will document the basis for (a) any determination to vote a particular proxy in a manner contrary to stated policies and guidelines, (b) any determination to vote a particular proxy in a non-uniform manner and (c) any other material determination by the client portfolio managers.

The CCO will also, at this time, review each proxy for any material conflicts of interest the proxy vote may present. Specifically, the CCO will determine whether any employees of the Firm, or its affiliates, sit on the Board of the portfolio investment company, whether the Firm or any of its affiliates have an investment in the portfolio investment company, or whether the Firm's investment banking affiliate has any investment banking relationship with the portfolio investment company. In the event a material conflict is identified, the CCO will conduct such due diligence and inquiry as is necessary to ensure that the vote has been made consistent with the objective to maximize shareholder value. The CCO will conduct the inquiry in such as a way as not to disclose material non-public information he may have to the Firm's portfolio managers. In the event the CCO cannot be certain the vote was taken in the investor's best interests, he shall direct that the specific ballot item(s) not be cast. In all cases, the CCO shall keep records of the inquiry for the Firm's files.

If a proxy is to be voted, the CCO is responsible for submitting such proxy in a timely manner.

119

Mellon Capital

Policies and Procedures

Proxy Voting

POLICY:	As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly. Mellon Capital retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon Capital also retains Glass Lewis for research only.

Mellon Capital has adopted the Proxy Voting Policy of The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (See Exhibit A).

PROCEDURES FOR

ACCOUNT SET-UP &

MONITORING OF ISS: Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that: (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (except as listed in the letter).

VOTING DISCLOSURE: Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

120

VOTING BNY MELLON

STOCK:	It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

THE BANK OF NEW YORK MELLON

Exhibit A

BNY MELLON PROXY VOTING AND GOVERNANCE COMMITTEE –

VOTING POLICY

Scope of Coverage

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms are listed on Appendix A.

This policy also applies to the registered investment companies (“Mutual Funds”), bank collective investment trusts and common trust funds (together, the “Collective Investment Funds”) and other pooled investment vehicles over which a Member Firm has proxy voting authority. Mutual Funds, Collective Investment Funds and other pooled investment vehicles are collectively referred to as “Funds.”

Policy Statement and Discussion

The Fiduciary Risk Management Committee (“FRMC”) has delegated to PVGC on behalf of the Member Firms the responsibility to make proxy voting decisions for securities held in accounts over which the Member Firms have proxy voting authority. PVGC has established the following voting policies and process in order to fulfill that responsibility.

1.	Fiduciary Duty - PVGC recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of its clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

121

2.	Long-Term Perspective - PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.	Limited Role of Shareholders - PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVCG will carefully review proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals - PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

6.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written guidelines in effect from time to time. PVGC guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised by a Member Firm, which interests and issues may require that a vote for an account managed by a Member Firm be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest - PVGC recognizes its duty to vote proxies in the best interests of our clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, PVGC engages a third party as an independent fiduciary to vote all
122

proxies for BNY Mellon securities and securities of a Mutual Fund, and may engage an independent fiduciary to vote proxies of other issuers at the Committee’s discretion.

8.	Securities Lending - PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9.	Recordkeeping - PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10.	Disclosure - PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to clients as required by law. In addition, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm upon request. The Mutual Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded (1) to those who have an interest in the account for which shares are voted and who have delegated proxy voting authority to a Member Firm or (2) to those who hold units of a Collective Investment Fund for which disclosure is made in accordance with the Commingled Funds Disclosure of Information Policy or (3) for a Mutual Fund, as required by law. PVGC discloses publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee does not provide a rationale for its vote decisions to non-committee members except to the governing board of the Mutual Funds upon request.

11.	Charter – PVGC maintains a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the FRMC.

Approved as of November 26, 2013.

Appendix A

The BNY Mellon Proxy Committee Member Firms include:

  Alcentra NY, LLC
  The Bank of New York Mellon
  The Bank of New York Mellon Trust Company N.A.
  BNY Mellon, National Association
  BNY Mellon Trust of Delaware
  The Boston Company Asset Management, LLC
  The Dreyfus Corporation
  Lockwood Advisors, Inc.
  MBSC Securities Corporation
  Mellon Capital Management Corporation
  Standish Mellon Asset Management Company LLC
123

The Ithaka Group, LLC

Proxy Voting

General Statement

The purpose of these proxy procedures is to set forth the guidelines and procedures by which Ithaka votes the securities owned by its clients for which the Company exercises voting authority and discretion (“Proxies”). These procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under Advisers Act. Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients. These procedures apply to all clients that have delegated authority and discretion to vote Proxies to Ithaka, and do not apply to any client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

A.	Proxy Voting Responsibilities and Process

In the best interest of Ithaka’s clients, Ithaka has retained Glass Lewis & Co. (“GLC”) to provide independent recommendations on voting Proxies. GLC is a leading, independent provider of proxy research and voting recommendations which are designed to help investors reduce risk and improve returns in their securities portfolio. Ithaka pays for these services with no charge to the client.

The Chief Investment Officer, or his designee, will review GLC’s recommendations and vote all Proxies in accordance with GLC’s recommendations via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc. Voting Proxies in this manner will not be affected by any possible conflict of interest between Ithaka and the client.

Ithaka pays for GLC’s and the ProxyEdge services with no charge to the client.

On a periodic basis, Ithaka’s Operations Department will review a sample of proxy votes cast by Ithaka on behalf of each client to ensure consistency with Ithaka’s procedures. The Operations Department’s reviews will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

On no less than an annual basis, the Chief Investment Officer, shall review GLC services, internal guidelines and procedures to ensure that GLC remains an independent third party, qualified to provide the services for which it has been retained. The Chief Investment Officer’s review will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

124

B.	Client Access to Procedures and Proxy Voting Record

These proxy voting procedures are available to all clients of the Company upon request, and a Notice of Proxy Voting Procedures will be provided to each client at account opening and annually thereafter. Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Company to maintain the confidentiality of the particular votes that it casts on behalf of its clients. A client, or duly authorized agent of the client, may obtain details of how the Company has voted the securities in such client's account by contacting the Chief Compliance Officer. The Company does not generally disclose the results of voting decisions to third parties.

C.	Recordkeeping

The Company maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

  a copy of these procedures;
  a copy of GLC’s procedures and proxy voting recommendations;
  proxy statements received regarding client securities are maintained by the Company unless such proxy statements are retained by a third party (provided that such third party agrees to provide a copy of the proxy statement promptly upon request) or are available on the Securities and Exchange Commission’s EDGAR database, in which case the Company relies on such electronic copies on EDGAR;
  a record of each vote cast by Ithaka on behalf of a client; and
  each written client request for Proxy voting records and Ithaka’s written response to any (written or oral) client request for such records.

125

NEWFLEET ASSET MANAGEMENT LLC

General Proxy Voting Policies, Procedures and Guidelines for Newfleet Portfolio Managers

Newfleet primarily manages fixed-income instruments which have very few if any proxy ballots associated with them. However from time to time, Newfleet may own an equity instrument or have another investment instrument with a proxy ballot. Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by Newfleet Associates (Newfleet Portfolio Manager(s)), and Newfleet has been granted proxy voting discretion, the following policy and procedures apply:

Newfleet shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.

Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.

Absent special circumstances of the types described below, it is the policy of Newfleet to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. Newfleet may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.

The responsibility to review proxy proposals, and make voting recommendations on behalf of Newfleet, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS/RiskMetrics”) under the Guidelines.

Newfleet may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Newfleet may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Newfleet and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Any individual identifying a conflict of interest shall report such immediately to the Newfleet CCO who will determine a course of action.

In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.

126

Proxy Voting Policy for ERISA Clients

Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Newfleet, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Newfleet to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Other Special Proxy Voting Situations

The Newfleet may choose not to vote proxies in certain situations or for certain accounts, such as:

1. When a client has informed Newfleet that it wishes to retain the right to vote the proxy (under such situations, Newfleet will instruct the custodian to send the proxy material directly to the client);

2. When the Newfleet deems the cost of voting would exceed any anticipated benefit to the client;

3. When a proxy is received for a client account that has been terminated with the Newfleet;

4. When a proxy is received for a security the Newfleet no longer manages (i.e., the Newfleet had previously sold the entire position); and/or

5. When the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Newfleet has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Newfleet will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Newfleet has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

127

Records Related to Proxy Voting

Portfolio Managers directly managing assets for Newfleet shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records such as ISS/RiskMetrics. All votes shall be in the best interests of the client whose portfolio holds the security being voted.

Newfleet will maintain the following records relating to proxy votes cast under these policies and procedures:

1)       A copy of these policies and procedures;

2)       A copy of each proxy statement the firm receives regarding client’s securities; and

3)       A record of each vote cast by the firm on behalf of a client.

A copy of each written client request for information on how the Newfleet voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

Newfleet will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the Newfleet’s policy not to disclose its proxy voting records to third parties or special interest groups.

128

Sungarden Fund Management LLC

If an investment adviser exercises voting authority with respect to client securities, Rule 206(4)-6 requires the investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This requirement is consistent with legal interpretations which hold that an investment adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the investment adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Proxy Voting Requirements

Neither the Firm nor its Advisory Representatives may exercise voting authority with respect to client securities unless the Firm complies with these requirements:

  The Firm adopts and implements written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interest of clients. At a minimum, these procedures must include how the Firm addresses material conflicts that may arise between its interests and those of its clients.
  The Firm discloses to clients how they may obtain information about how it voted with respect to their securities.
  The Firm describes to clients the Firm’s proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Overview of Proxy Voting Policy

This statement shall set forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s clients.

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Firm’s clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of clients in order to enhance the value of the securities in client portfolios. The financial interest of the clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Firm’s clients, including exercising Proxy Discretion, for their benefit. Accordingly, the Firm shall seek to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the clients, after taking into account relevant factors, including, without limitation:

  Impact on the value of the securities
  Anticipated costs and benefits associated with the proposal
  Effect on liquidity
129

  Customary industry and business practices

 There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances at hand for that particular situation. In determining our vote, however, we shall not subordinate the financial interests of our clients to any other entity or interested party, including the Firm and its Advisory Representatives.

Conflicts of Interest

At times, conflicts may arise between the interest of the Firm on the one hand, and the interests of the Firm’s clients on the other hand. Examples of such conflicts of interest may include, but in no way are limited to:

•	The Firm has a material business relationship with a proponent of a proxy proposal.
  The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

 If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a potential conflict of interest as follows:

  If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.
  If the Firm believes it is in the best economic interests of the Firm’s clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the CCO who will advise as to a reasonable resolution of the conflict.

At all times, the Firm will use commercially reasonable efforts to determine whether a potential conflict exists based on then-known facts and circumstances.

Proxy Voting Process

The CCO is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. In this capacity, the CCO is responsible for and performs the following functions:

•	Receive proxy materials or notices from prime brokers
•	Determine the number of shares held by the Firm’s clients as of the record date
•	Exercise Proxy Discretion consistent with this policy on routine matters or consult with the CIO for decision on non-routine matters
•	Record the Proxy Discretion decision
•	When relevant, record the rationale provided by the CIO
•	When requested, provide the Firm’s clients with a report of Proxy Discretion exercised with respect to their positions

Unless otherwise advised by the CCO and CIO, all proxies will be voted in accordance with the recommendations of management unless in the opinion of the CCO and CIO such recommendation is not in the best financial interest of the Firm’s clients.

130

Further, the Firm may abstain from voting if it is concluded that the effect on the Firm’s client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion.

Delegation

The Firm reserves the right to delegate all or a portion of our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If the Firm determines to do so, the Firm will continue to monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

131

Piermont Capital Management Inc.

When the Company has undertaken the responsibility to vote proxies, we utilize the services of a third party independent proxy voting service, Broadridge and their suite of electronic voting services known as ProxyEdge. Broadridge's methodology, broadly stated, is designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. Broadridge’s recommendations are further customized based on the type of client and any regulatory or industry specific items important to clients, i.e. Taft-Hartley, public pension, endowment, etc. All proxies are voted directly by Piermont Capital in a manner that is consistent with the recommendations provided through ProxyEdge. Clients are able to request how to vote a particular proxy if they so choose by contacting their Piermont client service agent.

In cases where the Company has not undertaken proxy voting responsibility, all proxy materials received on behalf of a client account are to be sent directly to our client or a designated representative of the client, who is responsible for voting the proxy.

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company's clients in respect of a proxy issue conceivably may arise for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company.

If the Compliance Officer determines that a material conflict of interest exists, the following procedures shall be followed:

The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different Client Securities in a competitive merger situation);

The Company may inform the client of the conflict and seek direction from the client on voting or the Company may take other actions to mitigate the conflict which will be determined on a case by case basis.

Recordkeeping Requirements

The Company shall maintain the following records relating to this Policy:

• A copy of the Policy as it may be amended from time to time.

• A copy of each proxy statement received by the Company in respect of Client Securities. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a copy of a proxy statement (provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC's EDGAR system.

• A record of each vote cast by the Company. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast (if the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

• A copy of any document created by the Company that was material to making a decision about how to vote proxies or that memorializes the basis for that decision.

132

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

133

Bailard, Inc.

Bailard, Inc. has adopted proxy voting policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Dunham Emerging Markets Stock Fund, are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, Bailard, Inc. has engaged Glass Lewis & Co. (“Glass Lewis”), a third party service provider, to vote the proxies of the Funds and certain of Bailard’s other clients in accordance with Glass Lewis’s standard U.S. and international proxy voting guidelines (the “Standard Guidelines”). Covered Bailard Wealth Management Sustainable, Responsible and Impact Investing Service accounts are voted by Glass Lewis in accordance with its Environmental, Social & Governance proxy voting guidelines (the “ESG Guidelines”).

The Standard Guidelines generally:

1.	Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance, and members with diverse backgrounds and with a breadth and depth of experience;
2.	Seek transparency and integrity of financial reporting by voting for management’s recommendation for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;
3.	Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);
4.	Seek to protect shareholders’ rights by voting for changes in corporate governance structure only if they are consistent with the shareholders’ interests;
5.	Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues. However, on a case by case basis, Glass Lewis may support proposals that are designed to protect shareholder value in circumstances where Boards of Directors and management have not adequately monitored and addressed environmental or social risks. Glass Lewis will also generally support those shareholder proposals that protect and enhance important shareholder rights, promote director accountability or seek to improve compensation practices.

Glass Lewis’s ESG guidelines overlay the above standard proxy voting guidelines with an additional level of analysis designed for clients seeking to vote consistent with widely-accepted enhanced environmental, social and governance practices.

Bailard, Inc. will vote a proxy if it determines that Glass Lewis cannot make impartial recommendations under the Guidelines with respect to an issuer with which Glass Lewis has a conflict of interest. Bailard, Inc. may also vote a proxy if it determines that having a proxy voted by Glass Lewis in accordance with the Guidelines is not in a client’s best interest. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. will not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

Proxies will not be voted when the shareholder would be blocked from trading while a vote is pending (in certain foreign countries), when the securities are not available for voting because the client has loaned them to a third party, when Bailard, Inc. determines that the cost of voting outweighs the benefit, when a client does not wish to divulge information that is required for

134

proxies of certain foreign securities to be voted, when proxies are received too late to be properly processed, and when proxies have not been translated into English.

135

Allianz Global Investors U.S. LLC

GI Global Corporate Governance Guidelines

Preamble

Allianz Global Investors (AllianzGI) is a trusted partner for clients across all major asset classes. Our teams can be found in 25 markets worldwide, with a strong presence in the US, Europe and Asia-Pacific. With an integrated investment platform consisting of over 600 investment professionals, we cover all major business centres and growth markets. Our global capabilities are delivered through local teams to ensure best-in-class service.

Our parent company, Allianz SE, is one of the leading financial service providers worldwide. Allianz SE operates in 70 countries, serving more than 86 million customers around the globe.

AllianzGI has implemented policies and procedures that it believes are reasonably designed to ensure AllianzGI satisfies its fiduciary obligation to vote proxies in the best interests of its clients. Based on that fiduciary obligation, AllianzGI has adopted the Global Corporate Governance Guidelines (“Guidelines”) described in this document. The Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings.

However, the Guidelines are not rigid rules and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the Guidelines. AllianzGI invests time and resources evaluating corporate governance and proxy voting issues on a case-by-case basis. These decisions take into account companies’ explanations of their governance structures and practices, variances across markets in regulatory and legal frameworks, best practices, and disclosure regimes. Our votes are cast in the long-term interest of the company and its investors, following analysis of the impact each issue will have on long-term investment value.

AllianzGI is committed to and actively encourages open dialogue with investee companies on corporate governance, proxy voting and broader sustainability issues in advance of shareholder meetings. Our approach to proxy voting and company engagement is set out in AllianzGI’s Stewardship Statement, which also explains how we manage conflicts of interests that may arise in relation to our stewardship activities.

Disclaimer

While these Guidelines were drafted to apply globally, differences in local laws and regulations, standards, practices or client requirements may result in different votes by the AllianzGI entities. Each of the AllianzGI entities has the sole discretion to vote proxies in the best interests of its clients, independently of influence, either directly or indirectly, by parent or other affiliated companies. The Guidelines represent the views and guidance of AllianzGI as at the date of publication and are subject to change at any time.

Board of Directors

Role, composition and effectiveness

Composition and effectiveness of the board of directors is fundamental to robust corporate governance practices at public companies and is of utmost importance to investors. The key responsibilities of the board include: setting and testing strategies proposed by the executive and overseeing its execution, determining risk appetite for the business, ensuring independence and

136

effectiveness of external audit, succession planning for both the executive and the board as a whole, and creating a culture that promotes desired behaviors and encourages employees to act with integrity.

The term “board” in this document covers the unitary board, the two-tier board and the unitary board supported by an executive body whose members may or may not be members of the public company board. In companies with a two-tier board structure, the term “executive director” applies to Management Board members, and the term “non-executive director” applies to Supervisory Board members.

The composition of a board of directors will vary based on the board structure and the legal and regulatory framework applicable to the company. A company's ownership structure is another powerful factor that can shape the composition of its board. Notwithstanding these differences, we believe there are certain universal principles which help to create effective company boards that lead and contribute to long-term value creation. This is in the interests of both the company’s investors and other key stakeholders. We, therefore expect boards of all companies to:

• Have a requisite mix of competences, skills and experience to provide effective supervision and advice to the management across all aspects of the company's activities that are critical to the success of the business.

• Exhibit essential diversity attributes determined by key characteristics of the business, including its products/services, geography of operations, demographics of customer base and workforce, as well as existing and emerging areas of risk and technological developments. Boards should aim for a diversity of perspectives and experience, including professional experience, gender, psychological type, ethnicity, as well as national, cultural and social background that would add value to board and management deliberations and decision-making.

• Include an adequate number of high quality independent directors with sufficient powers to protect the interests of unaffiliated investors and other stakeholders in situations where conflicts of interests might arise.

• Ensure that board size, composition and processes are optimal for maximum board effectiveness, finding a balance between continuity and fresh perspectives and taking timely action to address emerging issues through board refreshment.

• Ascertain that all board members have sufficient time and energy to fulfill their responsibilities towards the company, its investors and other stakeholders, both under normal circumstances and in extraordinary situations that may pose significant additional demands on directors’ time.

• Establish accountability of all board members to shareholders through regular board elections and dialogue with investors, and ensure directors have direct exposure to other key stakeholders as appropriate.

AllianzGI’s normal expectations of board composition and practices are set out below. However, we understand that each company’s circumstances are unique and will be keen to learn how their governance policies and practices benefit the business, investors and, where applicable, broader stakeholders, and how potential governance risks are addressed.

Size, independence and diversity

AllianzGI believes that for maximum effectiveness a board should include between five and 15 directors and up to 20 directors for companies with co-determination structures. We accept, however, that an optimal board size depends on the company's circumstances and a larger or a

137

smaller board may be appropriate. Therefore, we will be looking at the board composition and processes before making voting decisions.

In companies with unitary board structures, AllianzGI advocates a good balance between executive and non-executive directors. We generally see it as a healthy practice for companies to have more than one executive director on the board. It is also helpful for investors to understand how the board interacts with senior management outside of formal board meetings.

AllianzGI places great importance on having a critical mass of unquestionably independent directors on the board to ensure that minority interests are protected and conflicts of interests are managed effectively at all times. In general, we expect widely held companies to have a majority of independent directors on the board. We believe that boards of controlled companies, companies with co-determination structures and smaller public companies should aim for the same standard; however, where this is not achievable, our expectation is for a minimum of one-third independent directors. In our view, a minimum of one-third independence provides the necessary balance between objectivity, protection of minority interests and flexibility to shape an effective board that both reflects the company's ownership structure and helps the company achieve its business objectives. This is the standard we also apply in emerging markets, where it is more difficult to achieve majority independent boards.

AllianzGI believes that directors' independence can be affected by several circumstances, including the following:

• Current employment by the company;

• Previous executive position at the company (a long “cooling off” period for former executives reduces the governance risk associated with their appointment to the board in a non-executive capacity, and may be considered a mitigating factor);

• Close family ties with the company’s directors, senior employees or advisors;

• Board tenure of more than 12 years;

• Cross-directorships or significant links with other directors (e.g. interlocking boards);

• Large shareholding (≥5%) or affiliation with a special interest group (e.g. trade unions, government, affiliated companies, etc.);

• Significant commercial involvement with the company as professional advisers, major suppliers or customers; or

• Entitlement to performance-related pay, stock options, pensions, or receiving benefits in the form of large donations to charitable causes of their choice.

AllianzGI believes that healthy gender balance can positively influence group dynamics, leading to better decision-making. For this reason, we encourage all boards and management teams to strive for at least 30% representation of each gender. We also expect to see national and ethnic diversity that appropriately reflects the geographic footprint and employee/customer base of the business, as well as other diversity attributes at board level that can improve its effectiveness. We welcome disclosure of specific diversity targets set by the board and reporting on performance against these targets.

Board leadership

AllianzGI believes that the roles of Chairman and Chief Executive Officer should be separate to ensure a clear division of responsibility at the top of the company. For this reason, AllianzGI will

138

normally support resolutions requiring an independent chair. However, we may be able to support the appointment of a combined Chairman/CEO under the following circumstances:

• The combination of the roles is temporary and covers a restructuring or a transition period of no longer than 3 years; or

• The board meets AllianzGI's independence criteria, has a Senior/Lead Independent Director appointed to counterbalance the concentration of power at the top, and there are no major concerns over governance practices at the company.

AllianzGI has a strong preference for an independent non-executive Chairman of the board. However, we may support the election of a non-independent Chairman if his/her election is well justified and deemed to be in the interests of the company and its shareholders, and provided the board has an appropriate balance of independence. AllianzGI expects a Senior/Lead Independent Director to be appointed in such circumstances.

AllianzGI values the role of a Senior/Lead Independent director and recommends that all companies create this role. A Senior/Lead Independent Director is important for investors as he/she is expected to be a strong independent voice on the board, able to advise and challenge the Chairman. This is why any candidate for this role should be unquestionably independent. A Senior/Lead Independent Director should support the Chairman, ensure appropriate checks and balances on the board where the Chairman is not independent, implement an orderly succession plan for the Chairman, and act as a point of contact for investors, non-executive directors and senior executives where normal channels of communication through the Chairman are considered inappropriate.

AllianzGI does not approve of a former CEO being appointed as Chairman of the board as this can affect the balance of authority and responsibility between the board and management. Exceptionally, we may support such an appointment in some circumstances, including the following:

• The arrangement is temporary to cover a specified restructuring or transition/ succession period of no longer than 3 years;

• After a cooling-off period of ≥ 5 years and provided there is an appropriate balance of independence on the board;

• The Chairman to be is a founder and/or a major shareholder with a significant influence over the company; or

• There is a convincing rationale provided by the company (e.g., strong need for specific expertise and skills that are difficult to find outside the company).

In all instances, we will be looking at the quality and independence of the board to ensure appropriate checks and balances are in place and the interests of minority shareholders are protected.

Considerations when voting on director election

AllianzGI cannot make an informed decision in the absence of sufficient information on nominees at the time of voting. Hence, we expect all companies to disclose: the names, core competencies and qualifications of the candidates, diversity characteristics and skills the candidates bring to the board, as well as professional and other background, recent and current board and management mandates at other public and private companies, factors affecting independence, and attendance at board and committee meetings.

139

AllianzGI expects directors to attend all board and committee meetings held during the year. We expect disclosure of individual directors' attendance in the annual report. The company must explain all instances of non-attendance. We will not consider "other professional or personal commitments" as an appropriate justification for a director's non-attendance except in the first year following the appointment.

AllianzGI expects executive and non-executive directors to have sufficient capacity and energy to discharge their board and committee responsibilities both under normal circumstances and when special situations or unexpected developments require substantial additional time commitment. Over-commitment by directors is a serious concern for investors as it can compromise the quality of boards and, where directors hold full-time executive positions, their executive responsibilities. While each director’s circumstances will be different, we will question all instances where:

• A non-executive director has more than six non-executive roles in public or private companies.[5] We expect the total number of board mandates to be even smaller where directors have board committee responsibilities or other significant external commitments;

• A non-executive Chairman has more than one additional non-executive chairmanship, or more than three additional non-executive directorships in public or private companies*;

• A full-time executive director, including an Executive Chairman, has more than one non-executive role in a private or public company.

AllianzGI believes that in companies with a dual board structure, the Supervisory Board should comprise no more than one former executive to maintain a proper balance of authority and responsibility between executive and supervisory bodies and to encourage independence and fresh perspectives on the board.

AllianzGI does not approve of age or tenure limits for directors, as our preference is for boards with a good balance of continuity and fresh perspectives. However, where limits have to be set, we prefer to see these expressed as a maximum number of terms that directors can serve rather than the age of individual board members. In companies and markets where board tenure is not seen as a factor affecting directors’ independence, we will normally vote against tenure limits in excess of 12 years.

AllianzGI believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. We do not support proposals where liability cover extends beyond legal costs, and which can:

• Limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care; or

• Expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

AllianzGI cannot support the election of a director convicted of crime or misconduct and will abstain on re-election of directors under investigation for civil or criminal offenses.

AllianzGI is concerned that non-voting directors, or censors, can have considerable influence on the board while not being directly accountable to shareholders. Censors should be appointed only in the

[5] Directorships in subsidiaries of a group are considered as part of a single board position.

140

event of exceptional and temporary circumstances and if their presence adds significant value in terms of board composition and board functioning.

AllianzGI will consider composition, attendance and performance of the board during the year under review when voting on proposals to discharge the board of liabilities or ratify the board's acts. AllianzGI will vote against individual directors or the whole board where there are concerns about:

• The board fulfilling its fiduciary duty to shareholders (e.g. serious business conduct or lack of supervision allegations against the company or individual board members);

• Reliability of the accounts and/or the auditor's report;

• Substantial reporting and/or disclosure issues; or

• Material legal proceedings instituted against the company or the directors in the year for which the discharge is sought.

AllianzGI believes it is important that discharge of liabilities or ratification of acts is sought for each individual director rather than the board as a whole.

AllianzGI may vote against individual board members or the entire board where the directors have failed to take action on the proposals approved by the majority of shareholders.

Board Committees

AllianzGI believes that there should be three key board committees specialising in audit, director nomination and compensation issues. Such committees constitute a critical component of corporate governance and contribute to the proper functioning of the board of directors. In addition AllianzGI strongly supports the establishment of a separate risk committee.

The key board committees should be comprised of non-executive directors and report on their activities to shareholders. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit

The board should disclose and explain the main role and responsibilities of the Audit Committee, as well as the process by which the committee reviews and monitors the audit’s quality, the robustness of internal controls and the independence of the external auditor.

AllianzGI expects the Audit Committee (or shareholder representatives on the Audit Committee in companies with co-determination structures) to comprise directors who are unquestionably independent and have the appropriate qualifications, experience, skills and capacity to contribute effectively to the committee's work. AllianzGI also expects the Audit Committee to have at least one and preferably two committee members with auditing, accounting or appropriate financial expertise.

AllianzGI expects all companies to establish a robust policy regulating and restricting the pledging of company's shares by executives. We expect the Audit Committee to oversee any pledging of shares by executive directors to ensure this activity does not present undue risks for minority shareholders.

AllianzGI will not support the election of candidates to Fiscal Councils, Boards of Statutory Auditors or any other audit and control bodies unless full information on the candidates is provided at the time of voting and the candidates meet the criteria of independence and expertise similar to those for the Audit Committee.

141

Remuneration

AllianzGI expects the Remuneration Committee to be at least majority independent and comprise directors who have the qualifications, experience, skills and capacity to contribute effectively to the committee's work. In companies with co-determination structures, we expect the Remuneration Committee to be at least one-third independent. AllianzGI will vote against any executive director, including an Executive Chairman, standing for election if they are expected to serve on the Remuneration Committee.

Nomination

AllianzGI expects the Nomination Committee to be at least majority independent and comprise directors who have the qualifications, experience, skills and capacity to contribute effectively to the committee's work. In companies with co-determination structures, AllianzGI expects the Nomination committee to be at least one-third independent.

Voting on director elections

AllianzGI sees the power to elect or remove company directors as a fundamental shareholder right. We consider the majority-voting standard to be an appropriate mechanism for electing/removing directors.

AllianzGI expects to be able to vote on each director individually. We will only be able to support a bundled proposition on the election (or discharge) of directors if we are satisfied with the overall board composition and the performance of every director.

AllianzGI believes that all directors should be subject to re-election at regular intervals (ideally annually) to ensure effective board governance and accountability to shareholders. Consequently, we will vote against the introduction of classified/staggered boards and will support efforts to declassify them with a view to helping eliminate any barriers that hinder the board’s ability to adapt quickly in a changing environment.

Proxy Contests

Proxy contests are among the most difficult and most crucial corporate governance decisions because an investor must determine which group is best suited to manage the company. Factors AllianzGI will consider in voting on proxy contests include the following:

• Strategy of the incumbents versus the dissidents;

• Past performance relative to peers;

• Measures taken by the board to address issues raised by the dissidents and other investors;

• Experience and skills of director candidates proposed by both sides;

• Governance profile of the company; and

• Evidence of management entrenchment.

AllianzGI expects activist shareholders to engage in a robust constructive dialogue with the board of the target company before seeking to appoint own directors to the board.

We will vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with the support of a dissident slate, AllianzGI will support the reimbursement of appropriate proxy solicitation expenses associated with the election.

Audit and Risk Management

142

Audit

AllianzGI sees high quality external audit, robust oversight of financial controls and integrity of financial statements as fundamental to the healthy functioning of financial markets and the success of our investments. As a result, we may withdraw our support from the company's board and management if there are concerns over the quality and integrity of financial statements and of the audit process, the independence of auditors or supervisory bodies, the integrity of the auditor selection process, or the robustness of internal controls.

We expect all companies to provide robust disclosures in relation to the resolutions seeking election or ratification of the external auditor. In particular, we expect an explanation of any changes in external audit arrangements and a report on the selection process of a new external auditor. Any resignation of the auditor before the end of their contract should be disclosed along with the reasons given by the auditor.

AllianzGI places high importance on the independence of the external auditor, objectivity of the audit process and professional scepticism applied by the auditor. We expect the Audit Committee to have a direct ongoing dialogue with the external auditor. AllianzGI does not support proposals that limit auditor liabilities as they could potentially reduce shareholders' ability to recover any losses incurred.

AllianzGI expects companies to disclose information on the fees paid to the auditor and provide explanation of any non-audit services received from the auditor. We believe that high-levels of non-audit fees can undermine the auditor's independence and can affect the quality of audit due to potential conflicts of interests arising when the audited company has acted on advice provided by the auditor's own firm. Therefore we expect companies to provide a clear breakdown of both audit and non-audit services and fees, and favour restrictions on the non-audit work an external auditor can undertake for its audit clients. We may vote against the re-election of the auditor or Audit Committee members where non-audit fees exceed 50% of audit fees on a recurring basis. AllianzGI recommends that companies with recurring needs for certain non-audit services consider seeking advice outside of their audit firms.

AllianzGI considers it prudent for companies to tender the external audit mandate at least every 10 years and to change the auditor after a maximum of 20 years to ensure auditor independence and benefit from a fresh perspective that a new auditor brings. There is also mounting evidence from companies that have rotated their external auditors in the past five years of an improvement in the quality of audits both before and after the transition of the auditor.

AllianzGI is supportive of the introduction of extended auditor reports in all jurisdictions as we find them insightful and useful for investors, as well as being conducive to greater accountability from the auditor and the company's oversight bodies (i.e. Audit Committee, Board of Statutory Auditors or Fiscal Councils). In this context, we expect both the external auditor and the internal oversight bodies to comment on any major audit and accounting issues that came up during the year under review in their respective reports to investors.

Risk Management

AllianzGI believes that boards of companies with high standards of corporate governance will be able to make sound strategic decisions, determine an appropriate risk appetite for the company and oversee its approach to risk management. The board has the responsibility to ensure that the company has implemented an effective process to identify risks, assess their potential outcomes, and proactively manage those risks as appropriate.

143

AllianzGI is supportive of proposals which require the board to conduct a review of the effectiveness of the company’s risk management, its internal control systems and its risk management plan at least annually.

We support the establishment of a risk committee responsible for supervision of risks within the company. If necessary, the board or the risk committee should seek independent external support to supplement internal resources. We also encourage companies to consider appointing their Chief Risk Officer to the board.

Shareholder Rights, Capital Authorities, Corporate Transactions and Corporate Finance Issues

Differential ownership rights

AllianzGI supports the “one-share, one-vote” principle as unequal voting rights can lead to the concentration of voting power in the hands of a limited number of shareholders.

We normally favour conversions to a “one-share, one-vote” capital structure, and will not support the introduction of multiple-class capital structures or the creation of new super-voting/non-voting shares. We will also vote against issuance of securities conferring special rights to some shareholders.

AllianzGI will oppose proposals to amend the charter to include control share acquisition provisions and will normally support proposals to restore voting rights to the control shares. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. We will support proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position (i.e. when an investor crosses a pre-set threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price). AllianzGI will generally support proposals to opt out of control share cash-out statutes.

Corporate Transactions

AllianzGI expects companies to put all major corporate transactions to shareholder approval in a separately convened shareholder meeting notwithstanding the existing share issuance authorities. It is important that shareholders have a say in decisions that can significantly impact the profile, purpose, strategy, business prospects and financial position of the company.

AllianzGI expects companies to provide sufficient information to enable investors to evaluate the merits of M&A, significant restructuring or spin off transactions. AllianzGI expects all significant changes in the structure of a company to be approved by its shareholders.

AllianzGI will normally support corporate transactions where these appear to offer fair value to shareholders, all shareholders are treated equally, and the corporate governance profile, including shareholder rights, is unaffected.

In companies with multiple share classes, AllianzGI sees tag-along rights for ordinary shares as a prerequisite for approving a transaction that may lead to a change in control.

AllianzGI believes that all material related-party transactions should be reported to the board and shareholders, and explained and justified by the company. We would welcome a shareholder vote on all material related-party transactions.

144

AllianzGI will vote case-by-case on going private transactions, taking into account offer price/ premium, fairness opinion, how the deal was negotiated, any conflicts of interest, any alternatives/ offers considered, and non-completion risk.

AllianzGI will vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value and considering balanced interests of continuing vs. cashed-out shareholders.

When voting on proposals to form joint ventures, AllianzGI will consider percentage of assets/ business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

AllianzGI will consider liquidations on a case-by-case basis, taking into account the management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. We will support the liquidation if the company will be forced to file for bankruptcy if the proposal is not approved.

AllianzGI will consider SPAC mergers and acquisitions on a case-by-case basis taking into account the business, financials and the terms of the proposed business combination, valuation, market reaction, timing of the deal, process of identification of a target company, any conflicts of interests and voting agreements.

Anti-takeover mechanisms

AllianzGI does not support anti-takeover mechanisms. Exceptionally, we may support a shareholder rights plan or a similar mechanism where shareholder approval is required prior to deployment, there is independent board oversight and the plan is of a limited duration.

A shareholder rights plan can serve two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to give the board of a target company sufficient time to find an alternative to the takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company. Granting shareholders a right of approval prior to deployment should ensure that it is used for the above purposes only.

Greenmail is the practice of buying shares owned by a corporate raider back at a premium to the market price. AllianzGI will generally support anti-greenmail provisions that do not include other anti-takeover provisions.

AllianzGI will not support "fair price" provisions where the shareholder vote requirement is greater than a majority of disinterested shares and/or the fair price calculation is not objective and independently appraised.

We expect all companies to seek shareholder approval of any renewal of or changes to the existing takeover defences.

Capital Issuance Authorities

AllianzGI generally accepts capital increases for purposes, which aim to increase shareholder value in the long term. Dilution of existing shareholders is a major consideration for all proposals seeking to increase share capital.

AllianzGI expects companies to protect shareholders from unwanted dilution and generally favours pre-emptive rights – i.e. for any new issue of shares to be first offered to existing shareholders. AllianzGI will normally support routine proposals to:

145

• Increase authorised common stock by up to 10% of the existing authorised capital;

• Issue shares with pre-emption rights up to 33% of the issued share capital of the company (a higher limit can be potentially justified in markets where any issuance in excess of 33% of the issued share capital is structured as a rights issue); or

• Issue shares non-preemptively up to 10% of the issued share capital of the company.

For capital authorisation and issuance proposals exceeding these limits we expect a clear rationale and justification from companies, which we will consider on a case-by-case basis.

AllianzGI will not support share issuance authorities where these can be used during a public tender offer or takeover due to concerns that the issuance authority may serve as a takeover defence mechanism.

AllianzGI will not support placement of shares at a significant discount to the market price as a part of routine share issuance authorities and without appropriate justification from the company.

AllianzGI will in general support the issuance or the increase of preferred stock if its conditions are clearly defined (in terms of voting, dividend and conversion possibility, as well as other rights and terms associated with the stock) and are considered reasonable by reference to the overall capital structure of the company, as well as previously issued preferred stock. AllianzGI will in this respect also consider the impact of issuance/ increase of preferred stock on the current and future rights of ordinary shareholders.

Capital Management and Corporate Finance issues

AllianzGI believes that proposed dividend payments should be disclosed in advance to shareholders and be put to a vote. Shareholders should also be able to approve the company's financial statements and its dividend policy.

AllianzGI would normally only support scrip dividend proposals that allow for a cash option to offer investors a choice. In such instances, we expect companies to offset dilution caused by scrip dividend through share buybacks. We are not supportive of scrip dividends where scrip is offered at a discount to the cash option.

AllianzGI will approve share repurchase programs where these are deemed in the best interests of shareholders, all shareholders can participate in the buyback programme on equal terms and AllianzGI agrees that the company cannot use the cash in a more productive way. AllianzGI will also view such programs in conjunction with the company’s dividend policy.

AllianzGI will vote in favour of share repurchase authorities in excess of 10% of the issued share capital only if the company provides clear and convincing justification for the proposal. AllianzGI believes that share buybacks at a significant premium to the market price can be value destructive and are generally not in the interests of shareholders. We will not support share repurchase authorities where these can be used as a takeover defence mechanism. Any use of financial derivatives when repurchasing shares should be fully explained and justified by the company.

AllianzGI is in favour of debt issuance proposals that enhance companies’ long-term prospects and do not result in unacceptable levels of financial leverage. AllianzGI agrees that investors should be consulted on significant issuances of debt and proposals to raise borrowing limits. Any proposal to issue convertible debt will be analysed in light of our criteria for share issuance authorities.

AllianzGI will vote case-by-case on the conversion of securities taking into consideration the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. AllianzGI will support the conversion

146

if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

AllianzGI will consider proposals regarding private placements, warrants, and convertible debentures on a case-by-case basis, taking into consideration:

• Dilution to existing shareholders;

• Terms of the offer (discount/premium in purchase price to investors, including any fairness opinion, conversion features, termination penalties, exit strategy);

• Financial issues (the company’s financial condition, degree of need for capital, use of proceeds, effect of the financing on the company’s cost of capital, current and proposed cash burn rate, going concern viability, and the state of the capital and credit markets);

• Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives;

• Control issues (potential change in management/board composition, change in control, standstill provisions, voting agreements, veto power over certain corporate actions, and minority versus majority ownership and corresponding minority discount or majority control premium);

• Conflicts of interest (as viewed from the perspective of the company and the investor), considering whether the terms of the transaction were negotiated at arm’s length, and whether managerial incentives are aligned with shareholder interests; and

• Market reaction to the proposed deal.

AllianzGI will support private placements and issuances of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Shareholder Rights

AllianzGI considers the ability to call a special meeting or to put resolutions to a shareholder meeting's agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that are high enough to prevent abuse, but low enough to allow issues that concern a large number of smaller shareholders being raised in shareholder meetings. This can be achieved if the threshold is set by a reference to either a shareholding requirement or the size of a proponent group.

Shareholders should be able to nominate candidates for the board of directors. AllianzGI supports proxy access proposals with reasonable ownership threshold and duration requirements that do not impose limits on the number of shareholders in a nomination group or set an unreasonably low cap on the proportion of shareholder nominees on the board.

AllianzGI believes that companies should enable holders of a specified portion (e.g. 5-25%) of its outstanding shares or a specified number of shareholders to call a meeting of shareholders for the purpose of transacting the legitimate business of the company. Shareholders should be enabled to work together to make such a proposal. Shareholders should be able to exercise both rights to call special meetings and act by written consent.

AllianzGI does not support proposals that can facilitate a concert party gaining or increasing control of the company without paying an appropriate premium to minority shareholders.

147

AllianzGI does not support reincorporation proposals that may result in the reduction in legal and regulatory protections available to shareholders, erosion of shareholder rights, and potential deterioration in governance standards at the company.

AllianzGI does not support changes in the company's articles or by-laws that can lead to erosion of shareholder rights. We expect all shareholders to be treated equally and do not approve of changes in articles that may disadvantage certain groups of shareholders. AllianzGI expects all changes to the company’s articles and bylaws to be put to a shareholder vote and will oppose proposals giving the board an exclusive authority to amend the company’s articles and bylaws.

Remuneration

Remuneration of Executive Directors and Senior Managers

AllianzGI expects companies to operate within the parameters of their remuneration policy as approved by shareholders. Both the structure and level of executive remuneration should be designed to promote long-term success of the company. The board and the Remuneration Committee should be able to explain and justify the structure and quantum of executive pay in the context of the company's business environment and performance.

AllianzGI does not approve of significant salary increases that are not linked to material changes in the business or in the role and responsibilities of executive directors. We do not consider it appropriate to offer contractual multi-year guarantees of salary increases, bonus payments and/or equity compensation.

AllianzGI expects companies to pay no more than necessary on recruitment of executive directors and to link recruitment-related awards to the company's performance.

Executive compensation should contain a short-term and a long-term element that align executives with shareholders and where superior awards can only be achieved by attaining truly superior performance.

AllianzGI believes that executive directors should be encouraged to receive a certain percentage of their compensation in form of company shares. Therefore AllianzGI would generally support the use of well-designed share-based compensation plans, including appropriate deferrals.

AllianzGI supports management incentive plans where:

• Incentive awards are subject to relevant KPIs and robust performance targets;

• The award opportunity is clearly defined;

• Performance periods are of appropriate duration;

• No vesting under relative performance metrics is allowed for performance inferior to that of the selected peer group; and

• The vesting scale is designed to encourage higher levels of performance.

Furthermore, AllianzGI favours share-based incentive schemes over stock options and encourages all companies to require that the management build substantial shareholding in the company in order to align their interests better with the interests of investors. Only shares that are beneficially owned by executives should be counted towards formal share ownership requirements.

AllianzGI expects clear disclosure of KPIs and performance targets under all management incentive plans, with a view to enabling investors better to assess the link between executive compensation and corporate strategy and performance. We are keen to understand both annual and long-term

148

targets set by the board for executives, as well as performance against these targets. Particular importance is placed on the following considerations:

• The link between performance KPIs and targets, and the mid- and long-term goals of the company;

• A healthy mixture of KPIs to ensure there is no over-reliance on a single dimension of performance or key indicator;

• Integration of social, environmental and governance issues into performance measurement, where material and appropriate;

• Incorporation of risk considerations so that there are no rewards for taking inappropriate risks at the expense of the company and its investors; and

• Performance measurement over timescales sufficient to determine that value has in fact been added for the company and its shareholders (for long-term awards we expect a minimum performance period of 3 years, but we encourage companies to consider a five year performance period or introduce an additional holding period).

AllianzGI does not support retrospective amendments to the terms of incentive schemes without a prior shareholder approval. We will vote against incentive plans that may be materially altered (e.g. cancellation and re-issue, re-testing, re-pricing or backdating of options) without shareholder approval, allow management significant discretion in granting certain awards, or are otherwise inconsistent with the interests of shareholders.

AllianzGI may not support equity award plans that are too dilutive (e.g. >10% of the issued share capital in 10 years for executive and all-employee plans) and expensive to existing shareholders.

AllianzGI encourages the introduction of a clawback policy and the inclusion of clawback provisions under the terms of all incentive plans.

AllianzGI pays close attention to perquisites, including pension arrangements, and will vote against if deemed excessive. We expect executive pension arrangements to be in line with those offered to company employees, and will only support additional pension schemes for executive directors (in markets where this is allowed by law) where, on retirement, an executive does not also benefit from generous severance payments and/or compensation under a "non-compete clause". AllianzGI does not approve of the inclusion of variable pay in the pension calculation.

We will not support transaction bonuses and retrospective ex-gratia payments, and will not approve financial assistance to directors, officers or related persons without clear explanation and robust justification from the company.

We will only approve a one-off special payment/award where the company can demonstrate truly exceptional circumstances and significant additional value creation.

AllianzGI believes that severance payments to executives should be set at a reasonable level and should not exceed minimum legal requirements in respective markets. Ideally, severance pay should not exceed one year’s fixed salary. All payments to former executives should be subject to appropriate performance targets and triggering events that are in line with international best practice. Furthermore, all incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to the change in control. Termination payments following a change in control should only be available in the event of a loss of job or substantial diminution of duties, and should be similar to those available under normal circumstances. We will

149

vote against any severance payments or retirement bonuses when the amount paid is not disclosed or the recipient is moving to another position within the company.

AllianzGI encourages disclosure of a policy addressing possible hedging of the company's stock by its executives. Using hedging instruments to protect management against negative share price movements undermines the purpose of equity incentive plans and reduces alignment with shareholder interests.

Employee Remuneration

Remuneration structures and frameworks for employees should help reinforce corporate culture and foster performance. In this respect and in accordance with applicable laws AllianzGI encourages companies to provide shareholders with information on the ratio between senior management compensation and that of the wider workforce, including calculation methodology and changes over time.

Performance measurement for staff remuneration should incorporate risk considerations to ensure that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

AllianzGI supports all-employee equity plans where shares are granted at a discount of no greater than 20%. We may not be able to support employee share plans, which appear to be excessively dilutive for shareholders.

Remuneration of Non-Executive Directors

AllianzGI believes that compensation of non-executive directors should be structured in a way that aligns their interests with long-term interests of shareholders, does not compromise their independence from management or from controlling shareholders of the company, and does not encourage excessive risk-taking behaviour. In particular, AllianzGI believes that non-executive board members should not receive variable remuneration, equity incentives or retirement benefits as these could compromise their independence and ability to hold management accountable.

AllianzGI believes that non-executive directors' fees should be sufficient to attract directors of appropriate calibre and experience, while all notable differences in board members' fees should reflect their responsibilities and time commitment and be clearly explained and justified.

We expect all non-executive directors to share their expertise and offer advice to the board and management as part of their role. We therefore find any chargeable consultancy services provided by directors inappropriate, as they compromise directors' objectivity and ability to hold management accountable.

AllianzGI cannot approve a substantial increase in directors' fees without a robust justification by the company.

Remuneration Committee and “Say on Pay”

The company's remuneration policy and the structure/quantum of pay for each director should be determined by the Remuneration Committee and fully disclosed to shareholders in a separate Remuneration Report.

AllianzGI supports annual votes on executive remuneration, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs. AllianzGI encourages moves to give shareholders a vote on executive remuneration.

150

AllianzGI expects all companies that received significant dissent on their remuneration proposals to understand the rationale behind negative votes and address investor concerns. We may vote against the Chairman and members of the Remuneration Committee where our concerns remain unaddressed following engagement with the company.

AllianzGI expects all plans that allow grants of shares to executive directors to be put to a shareholder vote, regardless of whether the shares are newly issued or purchased on the market. We believe that all incentive plans should be of a limited duration and require shareholder approval prior to renewal.

AllianzGI believes that the Remuneration Committee should have discretion to adjust pay levels under the remuneration policy to reflect shareholder experience and help avoid reputational and other risks to the business. However, we do not approve of unlimited discretion.

Sustainability Issues

AllianzGI customarily reviews shareholder proposals concerning sustainability issues. When making voting decisions, AllianzGI will consider:

• The impact of the proposal on the company’s short-term and long-term value;

• The company's response to the request embodied in the proposal; and

• Peer response to the issue in question.

AllianzGI generally supports proposals that encourage company boards and management to increase their transparency on and consideration of sustainability issues deemed material to the long-term performance of the company.

AllianzGI does not support using shareholder funds for political donations. All substantial political expenditure should be disclosed and justified to shareholders.

General Voting Issues

Agenda items at shareholder meetings should be presented clearly, distinctly and unambiguously. AllianzGI favours voting on individual issues and will vote against bundled resolutions if we disagree with at least one component of a bundled proposal.

AllianzGI in general opposes “Other Business” proposals unless there is full and clear information about the exact nature of the business to be voted on.

AllianzGI believes that companies should apply high standards of disclosure and transparency. In this regards, AllianzGI shows a preference for:

• At least half-year or full-year reports;

• Adherence to consistent internationally accepted financial standards;

• Availability of financial information and investor communication in English;

• Personal accessibility and availability of top management and non-executive directors to investors;

• Publication of documents on the Internet;

• Mandatory presence of directors at general meetings;

• Adoption of electronic voting; and

• Standardisation of voting forms and confirmation of votes to investors.

151

AllianzGI will generally oppose proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. However, AllianzGI will support proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Many routine proposals are operational issues of a non-controversial nature. The list of operational issues includes, but is not limited to: changing date, time, or location of the annual meeting; amending quorum requirements; amending minor bylaws; approving financial results, director reports, and auditor reports; approving allocation of income; changing the company’s fiscal term; and lowering disclosure threshold for stock ownership. While these proposals are considered to be routine, they are not inconsequential. Fiduciaries remain charged with casting their votes, so these proposals must be evaluated on a case-by-case basis, taking into account shareholders’ rights and the potential economic benefits that would be derived from implementation of the proposal.

152

Rothschild Asset Management Inc.

Proxy Voting Policies and Procedures

Amended December 2014

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rothschild Asset Management Inc. (the “Firm”) generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Policy”).

In order to administer this Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including the Head of Administration and the Chief Compliance Officer.

Use of Third-Party Proxy Voting Service

The Securities and Exchange Commission (“SEC”) has expressed its view that although the voting of proxies remains the duty of a registered investment adviser, the adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser has determined that the service provider is independent from issuer companies on which it completes its proxy analysis.

The Firm has determined that Institutional Shareholder Services, Inc. (“ISS”) (a) has the capacity and competence to analyze proxy issues and (b) is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. Accordingly, the Firm has entered into an agreement with ISS to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS Guidelines (“ISS Guidelines”) unless otherwise instructed by the Firm. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies will provide a central source for the Firm’s proxy voting records.

With respect to any Mutual Funds, the Firm will be responsible to review the accuracy of Form N-PX and coordinate with ISS to ensure that Form N-PX is submitted on a timely basis.

Proxy Voting Guidelines

Except as provided below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with standard ISS Guidelines, which may be accessed here: http://issgovernance.com/policy/2011/policy information. To avoid conflicts, the Firm will vote in accordance with ISS Guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer.

153

•	In the event that (i) the Firm discovers a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS Guidelines is not in the best interest of the client, the Firm will not vote in accordance with standard ISS Guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS Guidelines. ISS will execute the vote as directed by the Firm.

•	In the event that a client-directed proxy guideline is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. 16 ISS will execute the vote as directed by the Firm.

•	In accordance with instructions from certain of the Firm’s Taft-Hartley clients, the Firm will vote such clients’ proxies in accordance with ISS’s U.S. Taft-Hartley Guidelines: http://issgovernance.com/files/ISS2011TaftHartleyUSGuidelines.pdf

•	ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee or the applicable portfolio manager will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the client. The Corporate Governance Committee or the applicable portfolio manager will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

•	When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s clients also own stock, the Firm will vote the proxy for its clients in accordance with ISS Guidelines and the proxy for the corporation or pension plan’s account, as directed.

•	In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Policy.

16 For the sake of clarity, it should be noted that the Firm cannot accommodate client-directed proxy voting guidelines for investors in the commingled funds managed by the Firm or CITs sub-advised by the Firm.

154

Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Securities No Longer Owned

The Firm will not vote proxies received with respect to securities that are no longer owned by a client account at the time of the proxy meeting.

Disclosure

The Firm will disclose in its Form ADV Part 2 that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Corporate Governance Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Policy is updated.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1)       Copies of this Policy, and any amendments thereto;

2)       A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3)       A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4)       A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5)       A record of each vote that the Firm casts.

155

Proxy Voting Audit Procedures

The Firm has adopted the following audit and review procedures with respect to the voting of client proxies:

•	Annually, the Corporate Governance Committee will review ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, proxy record keeping and internal and independent third-party audit certifications.

•	Semi-annually, the Corporate Governance Committee will ensure that this Policy is reasonable in light of any organizational and procedural changes affecting the Firm’s business and review the effectiveness of the implementation process.

•	Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with ISS Guidelines or, as applicable, consistent with the Firm’s direction.

The Chief Compliance Officer will be responsible for monitoring any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and for revising this Policy as necessary.

156

PINEBRIDGE INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.

II. Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies, and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

Policy on Monitoring Class Action Suits

In the event that PineBridge has purchased the same security for a Client’s portfolio alongside its investments on behalf of itself or an affiliate, PineBridge generally will seek to inform a Client that such Client may also have a cause of action whenever such issuer is subject to class action litigation. PineBridge as a general matter will also make available to the Client such rights, if any, as that PineBridge may have against any such issuer in its capacity as the Client’s agent, and PineBridge will, where possible, give the Client such assistance as it may reasonably require to exercise its rights in any such action.

PineBridge generally does not, however, search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in a Client portfolio, nor may PineBridge institute a lawsuit on a Client’s behalf arising from investments held in the Client portfolio.

In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held within a Client portfolio. In these situations, there is the possibility, due to

157

confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing a Client of potential legal actions and activities.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel), and will attempt to resolve all conflicts in the Client’s best interest.

III. Procedures

PineBridge will vote proxies in the best interests of its Clients, which may result in different voting results for proxies for the same issuer.

•	Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•	If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•	If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
•	PineBridge has established a Proxy Committee (the “Committee”). The PineBridge Proxy Committee is comprised of members of the Investment Department, and senior management, and is attended by members of Legal & Compliance and Operations.
•	The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•	PineBridge has engaged a third party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’s voting guidelines.
•	In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

158

LOGAN CIRCLE PARTNERS, LP

PROXY VOTING POLICY AND PROCEDURES

This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP (“Logan Circle”) has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.

I.       General Policy

It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies. Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so. Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.

In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients. If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.

II.       Procedures for Voting Proxies

To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers. The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

A.       Monitoring for Proxies

Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client’s custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.

159

B.       Proxy Evaluation and Voting

1.       Logan Circle shall designate one or more employees of Logan Circle (each a “designated employee”) to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle’s guidelines. Logan Circle’s voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle’s guidelines.

2.       In instances where Logan Circle does not follow ISS’s recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval. All overrides of ISS recommendations will be documented and approved by Compliance. The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.

3.       In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.

4.       In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.

C.       Conflicts of Interest

1.       The term “conflict of interest” refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle’s freedom of judgment and action with respect to the voting of the proxy. Examples include:

its affiliates; or

a.       Companies affiliated with directors and officers of Logan Circle or

b. Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.

2.       When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.

3.       All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client’s best interests.

160

D.       Reporting and Disclosure

Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

E.       Annual Review of Proxy Voting and Recordkeeping Service Providers

1.       Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle’s clients. In making such an assessment the review may consider:

a.       The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.       The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,

c.       Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2.       No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

F.       Recordkeeping

including:

1.       Logan Circle shall retain records relating to the voting of proxies,

a.       A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.

b.       A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.

c.       A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle’s clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.

161

d.       A copy of each written client request for information on how

Logan Circle voted proxies on behalf of the client account, and a copy of any written response by

Logan Circle to the client account.

e.       A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2.       These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted: November 1, 2007

Amended: July 1 2011

Amended: January 1, 2014

Summary Proxy Voting Guidelines

Logan Circle Partners will follow the proxy voting guidelines adopted by of Institutional

Shareholder Services (“ISS”) except as stated below:

Political Spending & Lobbying Activities

Generally vote AGAINST proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

162